UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: Vanguard World Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2010 – February 28, 2011

Item 1: Reports to Shareholders

Vanguard U.S. Growth Fund
Semiannual Report

February 28, 2011

> Vanguard U.S. Growth Fund returned more than 32% for the six months ended February 28, 2011, ahead of the results of its comparative standards.

> Growth stocks of all sizes generally outperformed their value-oriented counterparts as the economic outlook brightened—although the recent oil price shock and tragedy in Japan have made investors wary.

> Information technology, the fund’s largest sector by far, contributed the most to its success.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	24
Trustees Approve Advisory Agreements.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended February 28, 2011
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	32.17%
Admiral™ Shares	32.36
Russell 1000 Growth Index	31.04
Large-Cap Growth Funds Average	29.55
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2010 , Through February 28, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$14.75	$19.38	$0.108	$0.000
Admiral Shares	38.20	50.20	0.339	0.000

1

Chairman’s Letter

Dear Shareholder,

As investors became more confident about prospects for the global economy, growth stocks generally outperformed their value-oriented brethren, providing a favorable environment for your fund. For the six months ended February 28, 2011, Vanguard U.S. Growth Fund returned more than 32%, outpacing its large-company growth comparative standards and the broad U.S. stock market—which is diversified across growth and value stocks.

Information technology holdings powered the fund’s performance. IT represented almost 40% of total fund assets at the end of the period, and made a similar contribution to total return.

In October, as we described in the fund’s annual report, we appointed two new advisory firms to Vanguard U.S. Growth Fund. Longtime Vanguard partner Wellington Management Company, llp, and Delaware Management Company—both of which trace their roots to 1929—replaced AllianceBernstein L.P. Also in October, at William Blair & Company, L.L.C., James Golan and Tracy McCormick joined the fund’s management team. John Jostrand transitioned off the team in December, to focus on his other portfolio management responsibilities at William Blair. We thank John for his service since 2004.

Please note that as part of our ongoing efforts to lower the cost of investing for all of our clients, we have broadened the

2

availability of our lower-cost Admiral Shares, reducing the Admiral minimums for most of our actively managed funds to $50,000 from $100,000.

A fretful start, an optimistic finish for global stock markets
Stock markets rallied from their midsummer malaise to produce exceptional returns for the six months ended February 28. At the start of the period, the U.S. economy seemed in danger of tipping back into recession. By the end, hopes were high that it had reached escape velocity, propelled by steady job growth and notable strength in the manufacturing sector. Smaller stocks, which are especially sensitive to the rhythms of the business cycle, produced the highest six-month returns.

In Europe, investor optimism subdued sovereign-debt jitters, driving stock prices higher. Developed markets in the Pacific region perked up on signs of recovery in global trade. Australian stocks posted especially strong returns, benefiting from a surge in the prices of metals and other natural resources. Emerging stock markets trailed a few steps behind their developed-market counterparts. Most major currencies appreciated relative to the U.S. dollar, enhancing returns from abroad for U.S.-based investors.

Interest rates rose, depressing bond prices
U.S. interest rates hovered near generational lows early in the period, but then moved higher, putting pressure on bond prices. For the six months, the broad

Market Barometer
			Total Returns
		Periods Ended February 28, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	28.65%	23.54%	3.17%
Russell 2000 Index (Small-caps)	37.55	32.60	3.80
Dow Jones U.S. Total Stock Market Index	29.24	24.45	3.59
MSCI All Country World Index ex USA (International)	22.16	21.12	4.23

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.83%	4.93%	5.80%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.51	1.72	4.07
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	2.16

CPI
Consumer Price Index	1.37%	2.11%	2.18%

3

taxable bond market produced a small negative return. The municipal bond market did worse. Corporate bonds outperformed government debt, as investors stretched for yield beyond government securities, where rates remained low by historical standards.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Exceptional strength from expected and unexpected sources
As the economy continued to grind into gear—more slowly than we might have liked—Vanguard U.S. Growth Fund earned robust returns in sectors that are keenly sensitive to the rhythms of the business cycle, including materials, industrials, and information technology, where corporate spending usually picks up along with the economy. Led by IT, each of these sectors advanced more than 30% in the six months.

There was widespread strength across information technology, the fund’s largest sector, especially among semiconductor firms, communications equipment makers, and computers. Apple (+45%), still the fund’s largest holding, was also its best contributor—adding nearly 3 percentage points to the fund’s return.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.48%	0.32%	1.37%

The fund expense ratios shown are from the prospectus dated April 8, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.44% for Investor Shares and 0.29% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Growth Funds.

4

Soaring commodity prices and rising demand—notably from emerging markets such as China—lifted the small materials sector, especially chemical companies and metals and mining firms. At the same time, a wide range of industrial holdings benefited from the more vigorous economy, including makers of machinery and electrical equipment.

It was the energy sector, however, that notched the highest six-month return—more than 50% in both the fund and its benchmark index. Rising crude oil prices and firm demand helped, of course. The Gulf of Mexico oil spill last April also played a key role: The stock prices of many companies that provide equipment, drilling, and other technology and services were hit hard by the oil spill, then soared after BP capped the well. For example, National Oilwell Varco more than doubled over the six months through the end of February, and top-ten holding Schlumberger returned more than 76%.

Relative to the benchmark, the advisors’ selections among communications equipment, internet, and computer companies added almost 2 percentage points to the fund’s performance. Beyond IT, a home to many classic “growth” stocks, the advisors found success in some less expected places. Being highly selective among consumer staples companies helped the fund outperform the index in that sector by almost 1 percentage point. And in health care, the advisors sidestepped the decline in a major pharmaceutical company. Results were held back by some consumer discretionary and financial holdings, and a few opportunities were missed in energy.

For more about the advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

Improved performance, but too soon to judge
We are encouraged by the U.S. Growth Fund’s performance in the first six months of the new fiscal year. The addition of two new advisory firms in October limits the relevance of this fund’s long-term record, but the fund’s recent results affirm our confidence that, over time, the fund’s advisors will be able to restore some of the U.S. Growth Fund’s luster after a lengthy period of disappointing performance.

Equity returns in the last six months were exceptional. After stumbling in August, markets gained ground each month thereafter. Consumer confidence was so strong that when Ireland’s budget challenges became front-page news in late 2010, investors responded with more of a hiccup than a gasp—a marked contrast to the response to the Greek crisis last spring. As I write this letter, however, investor confidence is being tested by the dramatic events unfolding daily in the Middle East, spiking oil prices, and the uncertain ramifications of the tragedy

5

in Japan. These events serve as reminders of the importance of diversifying your assets among low-cost funds that help you keep more of their returns. Within a balanced portfolio, Vanguard U.S. Growth Fund can provide low-cost exposure to the potential opportunities among high-quality, blue chip growth companies.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2011

6

Advisors’ Report

For the half-year ended February 28, 2011, Vanguard U.S. Growth Fund returned more than 32%, finishing ahead of its comparative standards. In early October, Wellington Management Company, llp, and Delaware Management Company joined William Blair & Company, L.L.C., replacing AllianceBernstein L.P. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the six months and of how the portfolio’s positioning reflects this assessment. These reports were prepared on March 10, 2011.

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	35	1,419	Employs proprietary fundamental research and a
Company, LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends, and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
Delaware Management Company	35	1,390	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
William Blair & Company, L.L.C.	28	1,108	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	2	64	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Wellington Management Company, llp

Portfolio Manager:
Andrew J. Shilling, CFA, Senior Vice President

We seek to provide attractive long-term total returns by using proprietary fundamental research and a rigorous valuation discipline to invest in successful, high-quality, large-cap companies with sustainable growth. We believe that stock prices often overreact to short-term trends, and that our bottom-up, research-intensive approach focused on longer-term fundamentals will enable us to outperform the market over time.

U.S. equities continued their ascent through late 2010 and into 2011, driven by investors’ enthusiasm for additional government debt purchases by the Federal Reserve, the extension of federal tax cuts, strong earnings growth, and generally improving economic data.

Since its inception in October 2010, our portion of the fund has performed well, with strong stock selection in the consumer discretionary sector and several favorable sector allocation decisions—including lower-than-benchmark weights in under-performing health care and consumer staples. An underweighting in the strong energy sector and some other allocation decisions held back performance.

Top contributors to our relative returns included National Oilwell Varco, an equipment and services provider for oil and gas drilling and production operations, and online travel company priceline.com.

National Oilwell rose after reporting better-than-expected results, and is well positioned to benefit from increasing demand for new and replacement high-capability drilling and well-completion equipment. Priceline.com continued to benefit from growing internet-based commerce and travel trends in Europe and across the globe.

Cisco Systems and Dolby Laboratories were among our notable relative detractors. We sold our position in Cisco, a leading supplier of networking equipment and network management services for the internet, after the company released a disappointing revenue and earnings outlook. Dolby Laboratories, a developer of products and technologies used in the entertainment industry, underperformed as investors were concerned that weak PC and television trends may dampen earnings.

Despite equities’ surge, macroeconomic uncertainty remains, with heightened geopolitical risks in North Africa and the Middle East. We continue to focus our analysis at the individual company level, using fundamental research for early identification of companies with sustainable growth and superior business models. We believe the breadth, depth, and strength of our research resources give us an inherent advantage in identifying growth companies with high cash-flow returns on investment, strong balance sheets, experienced and proven management, and the ability to maintain above-average growth.

8

Delaware Management Company

Portfolio Managers:
Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA, Senior Vice President and CIO—Focus Growth Equity

We focus on owning what we consider to be strong long-term growth companies with solid business models and competitive positions that we believe can increase market share and deliver shareholder value in a variety of market environments. From October 2010, when we became an advisor, through February 28, 2011, our portion of the fund had a double-digit gain.

Our largest contributor to performance was Polycom, whose earnings reports beat expectations in many metrics, including revenues, margins, and backlog. We believe the company is participating in a strong long-term growth area of technology innovation in videoconferencing that is resulting in an improved user experience. The quantifiable return on investment from this technology should lead to continued growth.

Another strong contributor was priceline.com, which we have owned since the inception of our Vanguard relationship.

The stock price had declined dramatically in mid-2010 on concerns about the impact on earnings of the Icelandic volcano eruption and the Greek credit crisis. These concerns proved unfounded just a few months later, as the company posted very strong earnings again and said that it anticipated higher future growth.

Visa was one of the largest detractors from our performance. In mid-December, the Federal Reserve’s preliminary interpretation of proposed legislation caused a significant correction in the stocks of the credit card networks. We do not believe the legislation will be enacted as is, and we think the market has substantially overestimated the negative impact on these companies.

If we’re correct, and the outstanding fundamentals of these companies don’t change meaningfully, the market will decrease the cost of capital—which translates to higher multiples and potentially significant price appreciation.

We believe investors are still uncertain about the level of future global economic growth. The lingering effects of the credit crisis could lead to moderate growth, at best, and are likely to continue to result in often conflicting economic data points and a variety of company fundamental outcomes depending on the quality of a company’s business model, competitive position, and management. We believe we own a portfolio of companies with superior quality in these key areas.

9

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Principal

Tracy McCormick, Principal

The stock market took off at the end of August after the Federal Reserve said it was prepared to respond with additional quantitative easing; the Fed’s plans were officially announced in November. Better-than-expected company earnings, positive economic reports, and extension of the Bush-era tax cuts also boosted equities. More recently, although concerns have flared up over conflicts in the Middle East and the potential for rising inflation with increased commodities prices, equity market returns have remained positive.

Our best performer was Schlumberger, helped by solid earnings and rising oil prices. We expect the stock to benefit from the upcoming deepwater drilling cycle. Rockwell Automation also did well as original equipment manufacturers sought its products and services to reduce costs and enhance productivity. The information technology sector was another area of strength. Agilent Technologies gained ground on higher-than-anticipated earnings; we believe the company should benefit from continued margin improvement resulting from restructuring, expansion into Asian economies, and cross-selling opportunities from the recent Varian acquisition. Other notable IT contributors were QUALCOMM and eBay.

One of our largest stock detractors was PepsiCo, one of our top holdings. It reported earnings in line with expectations, but given the strong move by the market overall, this high-quality staple franchise’s flat absolute return resulted in relative underperformance. In terms of sectors, consumer discretionary was challenging. Strong performance from Johnson Controls was overshadowed by positive, but weak, relative returns from Discovery Communications, McDonald’s, and Yum! Brands.

For 2011, the U.S. economy is likely to experience moderate growth amid a stabilized and improving macroeconomic environment. While many risks to economic growth remain, the Federal Reserve continues to be very accommodative in its policy, assisting asset prices, businesses, and wages. Also, U.S. corporations have strong, cash-rich balance sheets; they are likely to increase their capital investment, raise dividend payouts, buy back stock, and pursue acquisitions.

We believe the broadening economic recovery and a more stable growth outlook should favor stock pickers and our quality growth philosophy. At the heart of our process is deep fundamental research, leading us to durable business franchises with strong competitive advantages and growth leadership.

10

U.S. Growth Fund

Fund Profile
As of February 28, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.48%	0.32%
30-Day SEC Yield	0.38%	0.54%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	116	626	3,845
Median Market Cap	$28.4B	$40.1B	$31.4B
Price/Earnings Ratio	22.4x	18.2x	17.9x
Price/Book Ratio	3.4x	3.8x	2.3x
Return on Equity	22.6%	25.3%	19.2%
Earnings Growth Rate	11.4%	10.2%	5.4%
Dividend Yield	0.8%	1.4%	1.6%
Foreign Holdings	5.2%	0.0%	0.0%
Turnover Rate
(Annualized)	102%	—	—
Short-Term Reserves	0.9%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	17.2%	14.3%	11.8%
Consumer Staples	3.7	9.1	9.1
Energy	8.7	11.8	11.6
Financials	8.4	4.8	16.6
Health Care	8.8	9.8	10.5
Industrials	9.8	13.3	11.4
Information
Technology	38.1	31.0	18.9
Materials	3.9	5.0	4.5
Telecommunication
Services	1.3	0.8	2.5
Utilities	0.1	0.1	3.1

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.98	0.96
Beta	0.97	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	5.7%
QUALCOMM Inc.	Communications
	Equipment	4.0
Google Inc. Class A	Internet Software &
	Services	2.9
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	2.3
priceline.com Inc.	Internet Retail	2.2
eBay Inc.	Internet Software &
	Services	2.1
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	2.0
Allergan Inc.	Pharmaceuticals	1.9
NIKE Inc. Class B	Footwear	1.8
CME Group Inc.	Specialized Finance	1.7
Top Ten		26.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 8, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.44% for Investor Shares and 0.29% for Admiral Shares.

11

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2000, Through February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	11.53%	0.96%	-3.64%
Admiral Shares	8/13/2001	11.74	1.17	0.07[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

12

U.S. Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.8%)[1]
Consumer Discretionary (16.9%)
*	priceline.com Inc.	190,100	86,283
	NIKE Inc. Class B	795,500	70,823
	Johnson Controls Inc.	1,494,930	60,993
	Lowe’s Cos. Inc.	2,240,820	58,642
*	Apollo Group Inc. Class A	1,075,300	48,668
	Staples Inc.	2,260,550	48,150
	Harley-Davidson Inc.	957,150	39,071
*	Ctrip.com
	International Ltd. ADR	801,400	31,070
	News Corp. Class A	1,570,960	27,288
	Marriott International
	Inc. Class A	604,400	23,698
	Polo Ralph Lauren Corp.
	Class A	185,770	23,539
*	Ford Motor Co.	1,496,570	22,523
*	Discovery Communications
	Inc. Class A	515,500	22,223
	Walt Disney Co.	499,070	21,829
	Coach Inc.	335,830	18,444
	Scripps Networks
	Interactive Inc. Class A	344,717	17,905
	Starbucks Corp.	326,400	10,765
*	Las Vegas Sands Corp.	218,000	10,167
*	Lululemon Athletica Inc.	112,900	8,760
	Abercrombie & Fitch Co.	125,290	7,188
*	Sirius XM Radio Inc.	3,210,440	5,811
*	Amazon.com Inc.	24,040	4,166
*	Fossil Inc.	36,930	2,834
			670,840
Consumer Staples (3.6%)
	Walgreen Co.	986,312	42,747
	Procter & Gamble Co.	477,100	30,081
*	Green Mountain Coffee
	Roasters Inc.	664,300	27,090
	Mead Johnson
	Nutrition Co.	387,600	23,198
	PepsiCo Inc.	283,800	17,999
			141,115

			Market
			Value
		Shares	($000)
Energy (8.5%)
	EOG Resources Inc.	797,660	89,585
	Schlumberger Ltd.	858,000	80,154
	Occidental Petroleum Corp.	429,300	43,776
	National Oilwell Varco Inc.	548,000	43,604
	Suncor Energy Inc.	520,700	24,483
	Anadarko Petroleum Corp.	265,210	21,702
	Consol Energy Inc.	341,940	17,340
	Ensco plc ADR	308,690	17,318
			337,962
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	199

Financials (8.1%)
	CME Group Inc.	215,560	67,100
	Ameriprise Financial Inc.	887,000	56,165
*	IntercontinentalExchange
	Inc.	348,200	44,639
	Bank of New York
	Mellon Corp.	1,275,100	38,750
	American Express Co.	758,560	33,051
	BlackRock Inc.	134,830	27,504
	Wells Fargo & Co.	728,810	23,511
	Hartford Financial
	Services Group Inc.	769,975	22,791
	Progressive Corp.	216,300	4,506
	Goldman Sachs Group Inc.	26,520	4,343
			322,360
Health Care (8.5%)
	Allergan Inc.	1,034,835	76,754
*	Medco Health
	Solutions Inc.	1,030,700	63,532
*	Agilent Technologies Inc.	1,283,360	54,004
*	Novo Nordisk A/S ADR	361,400	45,775
	Covidien plc	696,200	35,820
	Perrigo Co.	370,400	28,310
*	Illumina Inc.	222,700	15,455

13

U.S. Growth Fund

			Market
			Value
		Shares	($000)
*	Celgene Corp.	218,100	11,581
	Teva Pharmaceutical
	Industries Ltd. ADR	162,500	8,141
			339,372
Industrials (9.5%)
	Expeditors International of
	Washington Inc.	704,800	33,689
	United Parcel Service Inc.
	Class B	411,700	30,383
	Rockwell Automation Inc.	329,200	28,881
	Danaher Corp.	535,330	27,088
	PACCAR Inc.	508,630	25,498
*	Jacobs Engineering
	Group Inc.	425,000	21,275
	Goodrich Corp.	245,000	21,126
	Manpower Inc.	325,400	20,663
	Joy Global Inc.	202,310	19,701
	Cummins Inc.	183,300	18,535
	Illinois Tool Works Inc.	328,300	17,761
*	Stericycle Inc.	200,000	17,284
	Eaton Corp.	154,200	17,082
	Caterpillar Inc.	162,000	16,675
	WW Grainger Inc.	124,200	16,545
	CH Robinson
	Worldwide Inc.	224,500	16,252
	Siemens AG ADR	84,800	11,400
	AMETEK Inc.	211,790	8,885
	Precision Castparts Corp.	50,600	7,173
	Boeing Co.	55,530	3,999
			379,895
Information Technology (37.6%)
*	Apple Inc.	642,590	226,969
	QUALCOMM Inc.	2,652,275	158,023
*	Google Inc. Class A	185,505	113,789
*	eBay Inc.	2,522,310	84,510
*	EMC Corp.	2,276,400	61,941
	Microsoft Corp.	2,293,825	60,970
	Visa Inc. Class A	822,100	60,054
*	Intuit Inc.	1,072,900	56,413
	Mastercard Inc. Class A	224,500	54,006
*	Citrix Systems Inc.	762,800	53,518
	Altera Corp.	1,228,970	51,445
	Oracle Corp.	1,463,900	48,162
*	Adobe Systems Inc.	1,261,600	43,525
	VeriSign Inc.	1,093,100	38,575
	Broadcom Corp. Class A	903,370	37,237
*	Polycom Inc.	711,800	34,024
	Accenture plc Class A	634,870	32,683
*	Teradata Corp.	640,300	30,619
*	Juniper Networks Inc.	673,900	29,652
*	NetApp Inc.	481,280	24,863
	Texas Instruments Inc.	620,700	22,103
*	Dolby Laboratories Inc.
	Class A	432,640	21,879
*	BMC Software Inc.	424,600	21,018
	Analog Devices Inc.	517,400	20,634

			Market
			Value
		Shares	($000)
	Tyco Electronics Ltd.	521,800	18,806
*	Trimble Navigation Ltd.	380,300	18,692
*	Cognizant Technology
	Solutions Corp. Class A	217,800	16,742
*	Skyworks Solutions Inc.	329,930	11,858
	Western Union Co.	502,250	11,044
*	Rovi Corp.	185,850	10,300
*	F5 Networks Inc.	74,290	8,767
*	VMware Inc. Class A	79,640	6,662
*	Alliance Data Systems Corp.	54,680	4,305
*	Acme Packet Inc.	38,720	2,913
			1,496,701
Materials (3.8%)
	Syngenta AG ADR	807,900	54,388
	Praxair Inc.	289,540	28,774
	Monsanto Co.	336,280	24,175
	Mosaic Co.	228,030	19,576
*	Rio Tinto plc ADR	182,000	12,937
	Freeport-McMoRan
	Copper & Gold Inc.	239,540	12,684
			152,534
Telecommunication Services (1.3%)
*	Crown Castle
	International Corp.	1,221,100	51,469
Total Common Stocks
(Cost $3,237,649)			3,892,447

14

U.S. Growth Fund

			Market
			Value
		Shares	($000)
Temporary Cash Investments (2.5%)[1]
	Money Market Fund (1.5%)
3	Vanguard Market
	Liquidity Fund,
	0.213%	58,670,073	58,670

		Face
		Amount
		($000)
Repurchase Agreement (0.4%)
	Banc of America
	0.200%, 3/1/11
	(Dated 2/28/11,
	Repurchase Value
	$14,600,000,
	collateralized by
	Federal National
	Mortgage Assn.,
	4.000%, 7/1/40)	14,600	14,600

U.S. Government and Agency Obligations (0.6%)
[4,5]	Freddie Mac
	Discount Notes,
	0.240%, 3/14/11	20,000	19,998
[4,5]	Freddie Mac
	Discount Notes,
	0.230%, 5/23/11	5,000	4,998
			24,996
Total Temporary Cash Investments
	(Cost $98,266)		98,266
	Total Investments (100.3%)
	(Cost $3,335,915)		3,990,713
Other Assets and Liabilities (-0.3%)
	Other Assets		30,854
	Liabilities		(40,941)
			(10,087)
	Net Assets (100%)		3,980,626

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	7,039,156
Overdistributed Net Investment Income	(7,495)
Accumulated Net Realized Losses	(3,709,933)
Unrealized Appreciation (Depreciation)
Investment Securities	654,798
Futures Contracts	4,100
Net Assets	3,980,626

Investor Shares—Net Assets
Applicable to 162,229,068 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,144,805
Net Asset Value Per Share—
Investor Shares	$19.38

Admiral Shares—Net Assets
Applicable to 16,651,141 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	835,821
Net Asset Value Per Share—
Admiral Shares	$50.20

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.4% and 0.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $22,497,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Growth Fund

Statement of Operations

Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends[1]	21,883
Interest[1]	178
Security Lending	6
Total Income	22,067
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,901
Performance Adjustment	(294)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,262
Management and Administrative—Admiral Shares	545
Marketing and Distribution—Investor Shares	326
Marketing and Distribution—Admiral Shares	91
Custodian Fees	36
Shareholders’ Reports—Investor Shares	30
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	4
Total Expenses	7,910
Expenses Paid Indirectly	(80)
Net Expenses	7,830
Net Investment Income	14,237
Realized Net Gain (Loss)
Investment Securities Sold[1]	170,736
Futures Contracts	26,087
Realized Net Gain (Loss)	196,823
Change in Unrealized Appreciation (Depreciation)
Investment Securities	854,148
Futures Contracts	5,859
Change in Unrealized Appreciation (Depreciation)	860,007
Net Increase (Decrease) in Net Assets Resulting from Operations	1,071,067

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,000, $147,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,237	27,278
Realized Net Gain (Loss)	196,823	234,414
Change in Unrealized Appreciation (Depreciation)	860,007	(234,466)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,071,067	27,226
Distributions
Net Investment Income
Investor Shares	(17,810)	(16,650)
Admiral Shares	(7,328)	(6,066)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(25,138)	(22,716)
Capital Share Transactions
Investor Shares	(469,608)	(159,838)
Admiral Shares	(129,620)	(104,130)
Net Increase (Decrease) from Capital Share Transactions	(599,228)	(263,968)
Total Increase (Decrease)	446,701	(259,458)
Net Assets
Beginning of Period	3,533,925	3,793,383
End of Period[1]	3,980,626	3,533,925
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($7,495,000) and $3,406,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.75	$14.83	$17.89	$19.44	$17.06	$16.77
Investment Operations
Net Investment Income	.059[1]	.105	.105	.089	.113	.059
Net Realized and Unrealized Gain (Loss)
on Investments	4.679	(.099)	(3.049)	(1.523)	2.354	.266
Total from Investment Operations	4.738	.006	(2.944)	(1.434)	2.467	.325
Distributions
Dividends from Net Investment Income	(.108)	(.086)	(.116)	(.116)	(.087)	(.035)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.108)	(.086)	(.116)	(.116)	(.087)	(.035)
Net Asset Value, End of Period	$19.38	$14.75	$14.83	$17.89	$19.44	$17.06

Total Return[2]	32.17%	-0.02%	-16.29%	-7.44%	14.50%	1.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,145	$2,796	$2,956	$3,637	$4,308	$4,530
Ratio of Total Expenses to
Average Net Assets[3]	0.44%	0.45%	0.49%	0.43%	0.50%	0.58%
Ratio of Net Investment Income to
Average Net Assets	0.58%[1]	0.66%	0.79%	0.47%	0.60%	0.34%
Portfolio Turnover Rate	102%	74%	101%	107%	51%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.03%), (0.03%), (0.01%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$38.20	$38.41	$46.37	$50.42	$44.24	$43.47
Investment Operations
Net Investment Income	.189[1]	.338	.335	.325	.416	.271
Net Realized and Unrealized Gain (Loss)
on Investments	12.150	(.256)	(7.919)	(3.950)	6.107	.677
Total from Investment Operations	12.339	.082	(7.584)	(3.625)	6.523	.948
Distributions
Dividends from Net Investment Income	(.339)	(.292)	(.376)	(.425)	(.343)	(.178)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.339)	(.292)	(.376)	(.425)	(.343)	(.178)
Net Asset Value, End of Period	$50.20	$38.20	$38.41	$46.37	$50.42	$44.24

Total Return	32.36%	0.13%	-16.15%	-7.28%	14.80%	2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$836	$737	$838	$1,116	$1,325	$1,262
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.29%	0.30%	0.24%	0.27%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.73%[1]	0.82%	0.98%	0.66%	0.83%	0.58%
Portfolio Turnover Rate	102%	74%	101%	107%	51%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.03%), (0.03%), (0.01%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

20

U.S. Growth Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. William Blair & Company, L.L.C., and beginning in October 2010, Wellington Management Company, LLP, and Delaware Management Company, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. In accordance with the advisory contracts entered into with Wellington Management Company, LLP, and Delaware Management Company in October 2010, beginning September 1, 2011, their investment advisory fees will be subject to quarterly adjustments based on performance since November 30, 2010, relative to the Russell 1000 Growth Index. Until October 2010, a portion of the fund was managed by AllianceBernstein L.P. The basic fee paid to AllianceBernstein L.P. was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $294,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $644,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2011, these arrangements reduced the fund’s expenses by $80,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

21

U.S. Growth Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of February 28, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,892,447	—	—
Temporary Cash Investments	58,670	39,596	—
Futures Contracts—Assets[1]	259	—	—
Total	3,951,376	39,596	—
1 Represents variation margin on the last day of the reporting period.

F. At February 28, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P MidCap 400 Index	March 2011	73	35,255	2,639
S&P 500 Index	March 2011	46	15,250	1,026
E-mini S&P 500 Index	March 2011	200	13,261	435

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $3,907,607,000 to offset future net capital gains of $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, $123,651,000 through August 31, 2013, $256,306,000 through August 31, 2017, and $91,827,000 through August 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

22

U.S. Growth Fund

At February 28, 2011, the cost of investment securities for tax purposes was $3,335,915,000. Net unrealized appreciation of investment securities for tax purposes was $654,798,000, consisting of unrealized gains of $713,387,000 on securities that had risen in value since their purchase and $58,589,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 28, 2011, the fund purchased $2,633,042,000 of investment securities and sold $3,170,298,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	86,668	4,825	287,660	18,248
Issued in Lieu of Cash Distributions	17,564	968	16,387	988
Redeemed	(573,840)	(33,205)	(463,885)	(28,939)
Net Increase (Decrease)—Investor Shares	(469,608)	(27,412)	(159,838)	(9,703)
Admiral Shares
Issued	189,565	4,157	114,435	2,754
Issued in Lieu of Cash Distributions	7,014	149	5,753	134
Redeemed	(326,199)	(6,958)	(224,318)	(5,395)
Net Increase (Decrease)—Admiral Shares	(129,620)	(2,652)	(104,130)	(2,507)

J. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended February 28, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2010	2/28/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,321.72	$2.53
Admiral Shares	1,000.00	1,323.62	1.67
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.61	$2.21
Admiral Shares	1,000.00	1,023.36	1.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Agreements

The board of trustees of Vanguard U.S. Growth Fund has approved an amended investment advisory agreement with William Blair & Company, L.L.C. (William Blair), effective December 1, 2010. The performance adjustment schedule was revised to better align the advisor’s compensation with performance. The board determined that retaining William Blair and amending the performance adjustment schedule was in the best interests of the fund and its shareholders. In addition, in October 2010, the board added Delaware Management Company (Delaware Investments) and Wellington Management Company, LLP (Wellington Management), to the fund’s investment management team and removed AllianceBernstein L.P.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services provided by William Blair and to be provided by Delaware Investments and Wellington Management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Delaware Investments. Delaware Investments, an indirect subsidiary of Australia-based Macquarie Group, is a Philadelphia-based investment management firm. Delaware Investments’ eight-member investment team averages 18 years of investment experience and ten years with the team. The board noted that Delaware Investments uses deep, bottom-up fundamental research to identify the most attractive long-term investments. Delaware Investments has managed a portion of the fund since 2010.

Wellington Management. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional managers. Andrew J. Shilling, portfolio manager for the Wellington Management portion of the fund, leads a three-person investment team that averages 13 years of experience. This team is supported by the 47 global industry analysts at Wellington Management. The board noted that Wellington Management employs a traditional, bottom-up, fundamental research investment approach that identifies companies that have demonstrated above-average growth at attractive valuations. Wellington Management has managed a portion of the fund since 2010.

William Blair. Founded in 1935, William Blair is an independently owned, full-service investment firm. The firm uses an investment process that relies on thorough in-depth fundamental analysis. Based on this process, William Blair invests in companies that it believes are of high quality and that have sustainable, above-average growth. In selecting stocks, William Blair considers each company’s leadership position within the market it serves, the quality of products or services it provides, its return on equity, its accounting policies, and the quality of the management team. William Blair has advised a portion of the fund since 2004.

The board concluded that it is in the best interests of the fund and its shareholders to add high-quality managers with a track record of success such as Delaware Investments and Wellington Management. The board noted that adding Delaware Investments and Wellington Management as advisors would allow the fund to retain its character as a diversified large-cap growth equity offering with a mix of differentiated active managers, who each have the opportunity to generate superior returns. The combination provides an attractive blend of proven managers and should benefit fund shareholders over the long term.

26

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval or continuation, as relevant, of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The William Blair sub-portfolio has underperformed its benchmark and the peer group over the last 1-, 3-, and 5-year periods. The board concluded that William Blair has carried out the fund’s investment strategy in a disciplined fashion. The portfolio management team has continued to evolve, and the board believes that the firm remains a stable, research-focused organization that is anchored by an experienced team of analysts and portfolio managers.

The board determined that Delaware Investments’ and Wellington Management’s large-cap growth strategies have provided strong investment returns, have posted competitive results over the short term, and have outperformed relevant benchmarks and competitors over the long term.

Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was and will remain below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was and will remain well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of the advisors in determining whether to approve the advisory fees, because the advisors are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042011

Vanguard International Growth Fund
Semiannual Report

February 28, 2011

> Vanguard International Growth Fund returned about 23% for the six months ended February 28, 2011, slightly ahead of its benchmark index and in line with peer funds.

> European stocks fared better than those based in the emerging markets.

> Each sector produced positive returns, with materials, industrials, and information technology contributing most to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	30
Trustees Approve Advisory Agreements.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended February 28, 2011
Total
Returns
Vanguard International Growth Fund
Investor Shares	23.34%
Admiral™ Shares	23.38
MSCI AC World Index ex USA	22.16
International Funds Average	23.17
International Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2010 , Through February 28, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$16.27	$19.75	$0.305	$0.000
Admiral Shares	51.81	62.84	1.041	0.000

1

Chairman’s Letter

Dear Shareholder,

International markets produced solid gains for the half-year despite continued sovereign-debt problems in Europe and recent unrest in the Middle East. Vanguard International Growth Fund returned about 23% for the six months ended February 28, 2011, slightly ahead of its benchmark index and in line with peer international funds. Still, international markets as a whole lagged the broad U.S. market, which returned about 29% for the six months.

Developed markets in Europe and the Pacific did better than emerging markets. China and other emerging markets faced several hurdles during the six months, including rising inflation. The turmoil in the Middle East and uncertainty about crude oil prices contributed to these challenges.

All ten industry sectors advanced in the fund. The advisors’ selections in the industrials, materials, and information technology sectors were responsible for about half of the fund’s return for the period.

2

Please note that as part of our ongoing efforts to lower the cost of investing for all of our clients, we have broadened the availability of our lower-cost Admiral Shares, reducing the Admiral minimums for most of our actively managed funds to $50,000 from $100,000.

A fretful start, an optimistic finish for global stock markets
Global stock markets rallied from their midsummer malaise to produce exceptional returns for the six months ended February 28. In Europe, investor optimism subdued sovereign-debt jitters, driving stock prices higher. Developed markets in the Pacific region perked up on signs of recovery in global trade. Australian stocks posted especially strong returns, benefiting from a surge in the prices of metals and other natural resources. Emerging stock markets trailed a few steps behind their developed-market counterparts.

The U.S. economy seemed in danger of tipping back into recession at the start of the period. By February, hopes were high that it had reached escape velocity, propelled by steady job growth and notable strength in the manufacturing sector. Smaller stocks, which are especially sensitive to the rhythms of the business cycle, produced the highest six-month returns.

Market Barometer
			Total Returns
		Periods Ended February 28, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	28.65%	23.54%	3.17%
Russell 2000 Index (Small-caps)	37.55	32.60	3.80
Dow Jones U.S. Total Stock Market Index	29.24	24.45	3.59
MSCI All Country World Index ex USA (International)	22.16	21.12	4.23

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.83%	4.93%	5.80%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.51	1.72	4.07
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	2.16

CPI
Consumer Price Index	1.37%	2.11%	2.18%

3

Interest rates rose, depressing bond prices
U.S. interest rates hovered near generational lows early in the period, but then moved higher, putting pressure on bond prices. For the six-month period, the broad taxable bond market produced a small negative return. The municipal bond market did worse. Corporate bonds outperformed government debt, as investors stretched for yield beyond government securities, where rates remained low by historical standards.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

European stocks trumped the returns of other markets
Vanguard International Growth Fund seeks companies with high growth potential in both developed and emerging markets outside of the United States. During the six months through February, the fund’s holdings succeeded in capitalizing on economic expansion throughout the world.

For U.S.-based investors, the dollar’s six-month decline against most major currencies—following a period of relative strength—enhanced returns from abroad. In Europe’s developed markets, for example, the appreciation of the euro and the British pound added almost 10 percentage points to European returns when translated into U.S. dollars, helping the fund’s European holdings return about 27%.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.51%	0.35%	1.42%

The fund expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.49% for Investor Shares and 0.33% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: International Funds.

Europe represented slightly more than half of the fund’s assets, on average, and contributed an even greater share of the fund’s total return. Companies in Europe’s larger economies, including the United Kingdom, Germany, and France, were among the fund’s biggest contributors. The United Kingdom, for example, Europe’s largest stock market, gained about 25% for the period thanks in part to mining giant Rio Tinto and leading natural gas firm BG Group. Sweden, a bit more insulated from the recent market turmoil, also gave the fund a boost.

Developed markets in the Pacific region, which represented slightly more than 20% of the fund’s assets at the end of the period, contributed almost the same share of the fund’s return. Japan, the largest country exposure in the region, did best, aided by strong returns from automakers and industrial companies. Australia, the second-largest stock market in the region, was helped by the materials sector as commodities prices climbed.

Emerging markets, which represented about a quarter of the fund’s assets, contributed a bit less to its return. China accounted for about half of the fund’s gains in emerging markets. Baidu (+54%), China’s largest internet search engine, powered much of the country’s stock market return for the period. A handful of countries in emerging markets posted negative returns, notably Turkey, whose performance suffered because of the unrest in the Middle East. Compared with previous years, emerging-market returns were more muted, in part because of growing concern about how these countries will deal with rising inflation.

Relative to the benchmark index, the fund’s most significant gains came from Europe. Standout performers in the region included Swedish mining firm Atlas Copco; Switzerland’s Compagnie Financiere Richemont, a luxury goods maker; and German business software developer SAP These and other companies throughout Europe benefited from particularly strong demand in emerging markets such as China and other countries in the Asia-Pacific region.

5

Focus on the long term and what you can control
While international stocks posted strong double-digit returns for the six months, it’s impossible to predict the direction they will take next. There will always be unexpected events, such as the recent unrest in the Middle East and the tragedy in Japan, that result in periodic jolts to stock markets worldwide. While our humanitarian concerns remain with the people and countries involved, we are probably best served as investors by remaining focused on our long-term investment goals.

No matter what the market’s direction in the short term, it is prudent to build a well-balanced, diversified portfolio that includes a mix of stocks, bonds, and short-term investments appropriate for your time horizon, financial objectives, and risk tolerance.

There is no set formula to help you determine how much of your equity portfolio should consist of international stocks. However, Vanguard research has shown that over longer periods, a portfolio that included both U.S. and non-U.S. stocks would have experienced lower average volatility than an all-U.S. portfolio. The Vanguard International Growth Fund can play an important role in such a portfolio by providing you with exposure to growth-oriented companies around the world.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2011

6

Advisors’ Report

For the fiscal half-year ended February 28, 2011, Vanguard International Growth Fund returned about 23%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on March 17, 2011.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson, Chief Investment Officer and Head of Global Equities

The investment environment is somewhat tepid and uncertain at the moment. Investors are concerned that we may be experiencing too much of a good thing. The global economic recovery has been very brisk and has now reached the stage at which people are beginning to worry about inflation and rising interest rates. This is especially true in emerging markets,

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	46	8,593	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	41	7,736	Equity analysts in 11 countries and an international
Management North America, Inc.			team of global sector and regional specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	10	1,879	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	3	544	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

where the importance of commodity prices has been highlighted by a series of supply shocks ranging from floods in Australia to a drought in China to unrest in the Middle East. Furthermore, credit growth in some important countries (China, Brazil, and India) has become too exuberant and needs to be reined in.

All of this has induced the usual mid-cycle nerves, which has tended to obscure the good news, especially the strength of the European recovery and a marked improvement of tone in America. The corporate sector’s confidence is also improving, and the Western banks are beginning to prepare the ground for raising capital. Stock market activity has mainly involved taking profits in shares that have benefited most from the recovery and rotating into those that have been left behind. We have not had much sympathy for this kind of thing.

Our long-term industrial and technological favorites did well in the early part of the period. As time went on, though, our financial stocks in emerging markets began to suffer from interest rate worries, and a vague concern about growth took the edge off our performance. There was a general desire for comfort and safety, exemplified by the relatively strong performance of Canada.

We remain fairly optimistic and do not feel nimble enough to go “credit cycling,” as Keynes called it: That is, we will not try to anticipate other people’s perceptions of where on the credit cycle we may be.

We are raising our exposure to innovative companies, whose control of their margins will be an increasingly valuable asset, and we are looking at ways to benefit from the surprising resurgence of northern Europe. As usual, these changes are piecemeal and evolutionary.

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA
Head of Global and International Equities

Simon Webber, CFA
Portfolio Manager

Although increasing confidence in the global recovery supported the equity markets overall, volatility during the period was high. On the one hand, stocks responded positively to slowly improving economic news throughout the globe and the second round of quantitative easing by the U.S. Federal Reserve. On the other hand, there was nervousness about a contagion in peripheral Europe as the Irish fiscal and financial issues resurfaced in November, leading to a bailout package.

Emerging markets were also a source of volatility. The “medicine” of liquidity given to the developed world was turning into a mild “poison” for some emerging market economies in the form of inflation, in particular food inflation. As a result, emerging markets lagged during the period. China and several other countries tightened monetary policy in response to inflationary pressures. The combination of increasing inflation and strong performance during the past two years made emerging markets prime candidates for profit-taking in favor of underperforming sectors in developed markets. Lower-quality European financial stocks in particular benefited.

Events in the Middle East have further fueled investors’ worries about emerging markets and inflationary pressures globally. In particular, the European Central Bank raised the possibility of increasing rates, a development the markets viewed as premature given the underlying low level of nominal inflation in the developed world, high unemployment, and continued pressure in peripheral Europe.

Turning to performance, the largest contributors in the portfolio were concentrated in oil and commodities: BG Group, Rio Tinto, and Suncor Energy. European financials such as ING also had a strong positive impact. Among the largest detractors was Japan’s Unicharm as rising input costs and capital-raising combined to put pressure on the stock. Beijing Enterprises also detracted amid the poor performance of the Chinese market as a whole over the period as domestic rates increased.

Our holdings in the United Kingdom and Canada contributed most to performance, led by energy and materials companies. Emerging markets and the Pacific region excluding Japan detracted most, with financials having the largest impact as investors took profits in holdings such as Brazil’s Itau Unibanco.

Among sectors, materials added the most to performance. Holdings such as Rio Tinto, First Quantum Minerals, and Teck Resources all contributed on the back of strong underlying commodity prices. Utilities and information technology companies, such as GDF Suez and SAP, also added value. GDF Suez, the France-based natural gas and electricity supplier, reported solid results and more recently received conditional approval for an acquisition that will make it the world’s second-largest power producer. Consumer staples and financials were the principal detractors during the period.

Looking forward, continued normalization of monetary policies in the developed world will be key to the performance of markets. While we believe that monetary policies will continue to be accommodative, more governments are likely to contemplate tightening in the wake of rising inflationary pressures. The crucial challenge will be for policymakers to provide an environment in which expansion can take place and support employment while focusing on key financial indicators to manage debt. The impact of the Middle Eastern crisis on the price of oil is important, as is the momentum of inflationary pressures going forward. While output gaps and unemployment remain high in developed nations, the desire by

9

some central banks to increase rates in what could be a premature move could threaten to derail the recovery.

In this environment, focusing on attractively priced companies with strong pricing power and good long-term growth is key. Emerging markets provide a strong source of earnings growth, and selective opportunities are arising after the most recent market movements.

M&G Investment Management Limited

Portfolio Managers:

Graham E. French, Portfolio Manager

Greg Aldridge, Portfolio Manager

Global equities provided a positive return for investors during a six-month period characterized by continued stock market volatility. Early on, risk appetite was supported by strong economic data from the United States and China, better-than-expected corporate results, and the U.S. Federal Reserve’s decision to inject an additional $600 billion into the country’s economy. However, stock market volatility resurfaced toward the end of the review period when rising oil prices added to investors’ concerns that inflationary pressures might threaten the economic recovery.

Against this generally positive backdrop, our positions in Europe provided the biggest boost to performance. Holding a range of companies that benefited from higher discretionary spending by consumers and resurgent demand for technology in the region proved particularly beneficial. Wincor Nixdorf, a German cash machines and payment systems provider; Inchcape, the U.K. automobile distributor; and Wienerberger, an Austrian brick manufacturer, were among those companies that added value. A combination of good stock selection and an underweight position in the financial sector also helped.

In contrast, stock selection was negative in the materials sector, where Symrise, a German flavorings and fragrances firm, was hit by profit-taking following a period of good performance. Given investors’ preference for cyclical stocks, the portfolio’s relatively large exposure to companies in the defensive health care sector was also negative. Sysmex, a Japanese manufacturer of clinical diagnostic devices, was one of the larger detractors in this area.

During the period, we invested in a number of good quality value-creating businesses that we believe can deliver sustainable returns above their cost of capital and grow profitability through suitable reinvestment. These were businesses from both defensive and cyclical areas whose scarce assets differentiate them from their competitors.

10

For example, we initiated positions in Vallourec, a French company that manufactures high-quality seamless steel tubes and connectors, for use primarily in the oil and gas industry, and German-listed Software AG, a recognized leader in the business process software industry. We also added to existing positions in G4S, a global provider of security services, and Novartis, the Swiss pharmaceutical company, among others.

We closed our position in Intertek, a U.K.-based provider of testing services, after the stock reached record highs. We also used the rise in share prices during the period as an opportunity to exit positions in Japanese motorcycle manufacturer Yamaha Motor and German energy company E.ON. Elsewhere, we took profits from the holdings in Techtronic Industries, a Hong Kong-listed household appliances manufacturer, and Sasol, a South African oil company, two of the portfolio’s strongest recent performers.

11

International Growth Fund

Fund Profile
As of February 28, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.51%	0.35%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	189	1,865
Median Market Cap	$37.9B	$32.6B
Price/Earnings Ratio	18.4x	15.3x
Price/Book Ratio	2.2x	1.7x
Return on Equity	20.5%	17.8%
Earnings Growth Rate	10.9%	2.8%
Dividend Yield	1.9%	2.7%
Turnover Rate
(Annualized)	49%	—
Short-Term Reserves	1.0%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	13.9%	8.9%
Consumer Staples	9.0	8.3
Energy	8.8	11.5
Financials	20.0	25.2
Health Care	4.9	5.8
Industrials	16.1	10.8
Information Technology	13.8	6.5
Materials	10.6	12.9
Telecommunication
Services	1.5	5.7
Utilities	1.4	4.4

Volatility Measures
	Spliced	MSCI AC
	International	World Index
	Index	ex USA
R-Squared	0.97	0.98
Beta	1.06	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Baidu Inc.	Internet Software &
	Services	2.6%
Petroleo Brasileiro SA	Integrated Oil &
	Gas	2.3
SAP AG	Application
	Software	2.1
BG Group plc	Integrated Oil &
	Gas	2.0
Atlas Copco AB Class A	Industrial
	Machinery	1.7
Rolls-Royce Group plc	Aerospace &
	Defense	1.6
Novartis AG	Pharmaceuticals	1.6
Samsung Electronics Co.
Ltd.	Semiconductors	1.5
BHP Billiton plc	Diversified Metals
	& Mining	1.4
Mitsubishi Corp.	Trading Companies
	& Distributors	1.4
Top Ten		18.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.49% for Investor Shares and 0.33% for Admiral Shares.

12

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	18.8%	14.8%
France	7.5	6.9
Germany	7.3	5.8
Switzerland	5.6	5.4
Sweden	4.1	2.2
Spain	3.0	2.5
Denmark	1.6	0.7
Netherlands	1.5	1.8
Norway	1.3	0.6
Other	1.7	4.1
Subtotal	52.4%	44.8%
Pacific
Japan	11.8%	15.2%
Australia	3.9	5.9
Hong Kong	3.0	1.8
Other	0.4	1.2
Subtotal	19.1%	24.1%
Emerging Markets
China	7.6%	3.9%
Brazil	6.8	3.6
South Korea	3.0	3.1
India	1.7	1.6
Turkey	1.4	0.3
Taiwan	1.0	2.5
Other	2.0	7.3
Subtotal	23.5%	22.3%
North America
Canada	3.8%	8.3%
Middle East
Israel	1.2%	0.5%

13

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2000, Through February 28, 2011

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
Note: For 2011, performance data reflect the six months ended February 28, 2011.

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	15.66%	5.67%	4.91%
Admiral Shares	8/13/2001	15.81	5.86	7.50[1]
1 Return since inception.

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

14

International Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.6%)[1]
Australia (3.5%)
Woolworths Ltd.	5,214,600	143,061
Woodside Petroleum Ltd.	2,777,000	121,101
Brambles Ltd.	14,934,900	108,404
Newcrest Mining Ltd.	2,718,000	105,052
* Fortescue Metals
Group Ltd.	13,582,674	92,698
James Hardie
Industries SE	6,196,069	42,016
*,^ Atlas Iron Ltd.	7,261,000	28,792
Sims Metal
Management Ltd.	1,018,568	19,613
		660,737
Austria (0.2%)
* Wienerberger AG	1,900,000	39,315

Belgium (0.7%)
Anheuser-Busch InBev NV	2,268,000	126,663

Brazil (6.7%)
Petroleo Brasileiro SA
ADR Type A	6,669,700	234,573
Vale SA Class B Pfd. ADR	6,013,300	180,219
Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	3,969,000	149,671
Petroleo Brasileiro
SA ADR	3,705,000	147,570
Itau Unibanco Holding
SA ADR	6,596,075	146,565
Itau Unibanco Holding
SA Prior Pfd.	5,149,590	113,961
* OGX Petroleo e Gas
Participacoes SA	7,117,200	82,687
BM&FBovespa SA	6,351,600	42,871
Petroleo Brasileiro SA
Prior Pfd.	2,420,000	41,541

			Market
			Value
		Shares	($000)
	Vale SA Prior Pfd.	1,035,000	30,730
	Anhanguera Educacional
	Participacoes SA	1,342,496	29,613
	B2W Cia Global Do Varejo	1,717,500	26,282
	Banco do Brasil SA	1,460,067	25,914
*	Fibria Celulose SA	716,170	10,369
			1,262,566
Canada (3.8%)
	Toronto-Dominion Bank	2,643,000	221,168
	Suncor Energy Inc.	3,452,000	162,234
	Niko Resources Ltd.	942,600	80,517
	Potash Corp. of
	Saskatchewan Inc.	1,290,000	79,481
	Teck Resources Ltd.
	Class B	1,309,000	72,419
	First Quantum Minerals
	Ltd.	476,120	61,993
	Sherritt International Corp.	2,300,000	21,519
*	Harry Winston Diamond
	Corp.	732,000	8,936
			708,267
China (7.5%)
*	Baidu Inc. ADR	4,050,000	490,698
	Tencent Holdings Ltd.	9,457,000	251,473
	Ping An Insurance Group
	Co. of China Ltd.	12,899,000	133,201
	CNOOC Ltd.	44,035,000	100,654
	China Merchants Bank
	Co. Ltd.	36,738,500	88,429
	Beijing Enterprises
	Holdings Ltd.	15,135,000	84,345
	China Resources
	Enterprise Ltd.	22,770,000	83,497
*	Ctrip.com International
	Ltd. ADR	1,671,936	64,821
^	Hengdeli Holdings Ltd.	94,400,000	51,648
^	Dongfang Electric
	Corp. Ltd.	7,718,400	29,688

15

International Growth Fund

			Market
			Value
		Shares	($000)
	Chaoda Modern
	Agriculture Holdings
	Ltd.	23,000,719	14,865
	Ports Design Ltd.	4,958,000	11,871
	Nine Dragons Paper
	Holdings Ltd.	4,729,000	5,288
			1,410,478
Denmark (1.5%)
	Novo Nordisk A/S Class B	849,328	107,051
	Novozymes A/S	634,400	88,670
*	Vestas Wind Systems A/S	1,653,736	56,799
	AP Moller - Maersk A/S
	Class B	3,750	37,177
			289,697
Finland (0.3%)
	Metso Oyj	1,204,000	62,281

France (7.1%)
	Cie Generale d’Optique
	Essilor International SA	2,730,600	195,138
	PPR	1,238,973	187,973
	GDF Suez	3,204,000	129,957
	Vallourec SA	1,242,015	128,943
	Schneider Electric SA	690,000	114,287
	LVMH Moet Hennessy
	Louis Vuitton SA	686,000	108,191
	L’Oreal SA	901,231	104,861
	AXA SA	3,596,000	75,549
	Safran SA	2,035,000	72,433
	Publicis Groupe SA	900,000	51,338
*	European Aeronautic
	Defence and Space
	Co. NV	1,720,000	49,754
	Total SA	670,000	41,071
	Societe Generale	550,000	38,674
	CFAO SA	757,836	28,028
			1,326,197
Germany (7.0%)
	SAP AG	6,621,896	400,155
	Adidas AG	2,896,824	186,034
	GEA Group AG	3,307,500	102,489
	Porsche Automobil
	Holding SE Prior Pfd.	994,400	79,221
*	TUI AG	5,787,423	76,090
	Linde AG	493,000	75,346
	HeidelbergCement AG	999,207	70,177
	Bayerische Motoren
	Werke AG	730,000	59,307
^	Aixtron SE	1,266,900	52,453
	Wincor Nixdorf AG	550,000	46,092
	Siemens AG	313,000	42,319
	Symrise AG	1,495,000	39,272

		Market
		Value
	Shares	($000)
Software AG	230,000	37,187
^ SMA Solar Technology AG	344,914	36,643
*,^ Q-Cells SE	986,500	4,224
		1,307,009
Hong Kong (3.0%)
Jardine Matheson
Holdings Ltd.	2,794,800	129,787
Sun Hung Kai
Properties Ltd.	7,067,000	115,033
Swire Pacific Ltd. Class A	7,810,000	109,705
Hong Kong Exchanges
and Clearing Ltd.	4,514,200	98,141
Li & Fung Ltd.	10,292,000	62,884
Techtronic Industries Co.	19,999,943	24,818
Esprit Holdings Ltd.	3,519,604	17,368
		557,736
India (1.7%)
Tata Motors Ltd.	3,943,000	95,031
HDFC Bank Ltd.	1,954,199	88,762
Housing Development
Finance Corp.	5,380,000	75,010
Tata Power Co. Ltd.	1,987,000	50,630
Reliance Capital Ltd.	1,454,500	15,389
		324,822
Indonesia (0.3%)
Telekomunikasi Indonesia
Tbk PT	57,320,000	48,628

Ireland (0.2%)
Kerry Group plc Class A	925,000	33,566

Israel (1.2%)
* Check Point Software
Technologies Ltd.	2,817,970	140,448
Teva Pharmaceutical
Industries Ltd. ADR	1,592,900	79,804
		220,252
Japan (11.1%)
Mitsubishi Corp.	9,381,400	261,012
Honda Motor Co. Ltd.	4,979,000	217,295
Rakuten Inc.	199,916	177,680
Nintendo Co. Ltd.	570,100	167,658
Canon Inc.	3,437,800	166,250
Unicharm Corp.	3,664,000	141,855
SMC Corp.	756,400	129,837
Japan Tobacco Inc.	23,355	96,610
Yamada Denki Co. Ltd.	1,023,570	78,189
THK Co. Ltd.	2,924,300	77,338
* Yamaha Motor Co. Ltd.	3,910,000	69,549
Sumitomo Mitsui Financial
Group Inc.	1,781,000	67,396
FANUC Corp.	407,600	63,671

16

International Growth Fund

		Market
		Value
	Shares	($000)
Hoya Corp.	2,310,700	55,443
Sekisui Chemical Co. Ltd.	6,993,000	55,255
Toyota Motor Corp.	990,000	46,260
Rohm Co. Ltd.	589,500	41,662
Seven & I Holdings
Co. Ltd.	1,403,000	39,162
Sysmex Corp.	590,000	38,408
Kyocera Corp.	347,900	36,319
Astellas Pharma Inc.	900,000	35,389
Trend Micro Inc.	444,300	13,883
		2,076,121
Luxembourg (0.0%)
* Reinet Investments SCA	542,339	8,975

Mexico (0.4%)
Wal-Mart de Mexico SAB
de CV	16,400,000	46,913
Consorcio ARA SAB
de CV	35,000,000	20,389
		67,302
Netherlands (1.4%)
* ING Groep NV	17,936,000	225,000
TNT NV	1,400,000	36,743
		261,743
Norway (1.3%)
Statoil ASA	5,119,000	135,163
DnB NOR ASA	7,080,776	109,591
		244,754
Peru (0.3%)
Credicorp Ltd.	585,600	58,824

Singapore (0.4%)
Singapore Exchange Ltd.	6,541,000	40,761
DBS Group Holdings Ltd.	2,529,350	28,260
		69,021
South Africa (0.6%)
Impala Platinum
Holdings Ltd.	1,778,600	52,519
Sasol Ltd.	580,000	31,760
MTN Group Ltd.	1,460,000	25,785
		110,064
South Korea (3.0%)
Samsung Electronics
Co. Ltd.	347,900	285,330
Hyundai Motor Co.	664,000	105,124
Shinhan Financial Group
Co. Ltd.	2,503,586	104,949
Celltrion Inc.	1,368,991	39,072
Hankook Tire Co. Ltd.	1,120,000	29,515
		563,990

		Market
		Value
	Shares	($000)
Spain (2.8%)
Banco Santander SA	20,988,367	258,405
Inditex SA	2,477,385	179,535
Banco Bilbao Vizcaya
Argentaria SA	7,450,000	91,841
		529,781
Sweden (4.1%)
Atlas Copco AB Class A	12,731,679	320,109
Sandvik AB	7,223,763	138,643
Svenska Handelsbanken
AB Class A	3,672,206	124,044
Alfa Laval AB	4,729,586	96,623
Telefonaktiebolaget LM
Ericsson Class B	4,050,000	52,018
Oriflame Cosmetics SA	575,000	33,670
		765,107
Switzerland (5.6%)
Novartis AG	5,189,000	291,604
Cie Financiere
Richemont SA	3,635,300	208,026
Syngenta AG	399,100	134,062
Geberit AG	494,180	106,582
ABB Ltd.	2,863,100	70,105
* GAM Holding AG	3,090,358	55,842
Zurich Financial
Services AG	166,000	48,220
Nestle SA	840,000	47,560
Roche Holding AG	300,000	45,253
Holcim Ltd.	590,000	43,348
		1,050,602
Taiwan (1.0%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	37,122,508	88,453
Chinatrust Financial
Holding Co. Ltd.	89,652,000	70,658
Compal Electronics Inc.	21,403,304	25,224
		184,335
Thailand (0.4%)
Kasikornbank PCL	19,719,000	76,106
Kasikornbank PCL
(Foreign)	1,762,100	7,008
		83,114
Turkey (1.4%)
Turkiye Garanti
Bankasi AS	58,775,981	260,457

United Kingdom (18.1%)
BG Group plc	15,140,900	368,695
Rolls-Royce Group plc	29,415,616	295,251
BHP Billiton plc	6,822,700	270,452
Standard Chartered plc	8,080,300	213,717

17

International Growth Fund

			Market
			Value
		Shares	($000)
	Prudential plc	17,338,000	200,563
	Xstrata plc	8,365,000	191,319
	Vodafone Group plc	58,527,000	166,166
*	Lloyds Banking
	Group plc	155,413,785	156,950
	British American
	Tobacco plc	3,903,464	156,391
	Rio Tinto plc	2,171,000	152,877
	Tesco plc	21,157,300	138,969
	Kingfisher plc	32,849,000	135,821
	SABMiller plc	3,960,000	133,407
*	Autonomy Corp. plc	3,813,100	101,898
	Diageo plc	4,966,000	97,090
	Meggitt plc	16,409,250	90,179
*	Signet Jewelers Ltd.	1,356,000	60,508
	ARM Holdings plc	4,935,000	49,313
	GlaxoSmithKline plc	2,400,000	46,072
	G4S plc	10,700,000	45,922
*	Inchcape plc	7,200,000	45,445
	AMEC plc	2,195,000	41,540
	Carnival plc	900,000	40,234
	United Utilities Group plc	4,165,000	40,103
	Unilever plc	1,310,000	38,840
	Ultra Electronics
	Holdings plc	1,370,000	38,263
	HSBC Holdings plc	3,255,811	35,857
	Victrex plc	1,164,532	24,736
	Capita Group plc	1,762,579	20,788
			3,397,366
Total Common Stocks
(Cost $14,244,635)			18,109,770
Temporary Cash Investments (4.5%)[1]
Money Market Fund (4.3%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.213%	801,589,686	801,590

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5]	Fannie Mae Discount
	Notes, 0.320%, 3/1/11	1,000	1,000
[4,5]	Fannie Mae Discount
	Notes, 0.235%, 6/15/11	5,000	4,997
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.230%, 5/6/11	8,000	7,997
[4,5]	Federal Home Loan Bank
	Discount Notes,
	0.150%, 5/18/11	10,000	9,995
[4,5]	Freddie Mac Discount
	Notes, 0.200%, 3/28/11	3,000	3,000
[4,5]	Freddie Mac Discount
	Notes, 0.295%, 3/31/11	5,000	4,999
[4,5]	Freddie Mac Discount
	Notes, 0.210%–0.220%,
	5/23/11	16,000	15,992
			47,980
Total Temporary Cash Investments
(Cost $849,570)			849,570
Total Investments (101.1%)
(Cost $15,094,205)			18,959,340
Other Assets and Liabilities (-1.1%)
Other Assets			181,518
Liabilities[3]			(388,900)
			(207,382)
Net Assets (100%)			18,751,958

18

International Growth Fund

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	17,543,270
Overdistributed Net Investment Income	(54,747)
Accumulated Net Realized Losses	(2,635,371)
Unrealized Appreciation (Depreciation)
Investment Securities	3,865,135
Futures Contracts	17,607
Forward Currency Contracts	14,894
Foreign Currencies	1,170
Net Assets	18,751,958

Investor Shares—Net Assets
Applicable to 640,985,659 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,657,258
Net Asset Value Per Share—
Investor Shares	$19.75

Admiral Shares—Net Assets
Applicable to 96,991,250 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,094,700
Net Asset Value Per Share—
Admiral Shares	$62.84

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $101,880,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.5% and 1.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $108,258,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $31,088,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

International Growth Fund

Statement of Operations

Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends[1]	100,430
Interest[2]	761
Security Lending	2,350
Total Income	103,541
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,973
Performance Adjustment	2,805
The Vanguard Group—Note C
Management and Administrative—Investor Shares	17,520
Management and Administrative—Admiral Shares	3,629
Marketing and Distribution—Investor Shares	1,471
Marketing and Distribution—Admiral Shares	582
Custodian Fees	1,591
Shareholders’ Reports—Investor Shares	68
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	16
Total Expenses	39,669
Expenses Paid Indirectly	(119)
Net Expenses	39,550
Net Investment Income	63,991
Realized Net Gain (Loss)
Investment Securities Sold	518,953
Futures Contracts	46,808
Foreign Currencies and Forward Currency Contracts	16,895
Realized Net Gain (Loss)	582,656
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,828,008
Futures Contracts	18,785
Foreign Currencies and Forward Currency Contracts	6,039
Change in Unrealized Appreciation (Depreciation)	2,852,832
Net Increase (Decrease) in Net Assets Resulting from Operations	3,499,479

1 Dividends are net of foreign withholding taxes of $8,941,000.
2 Interest income from an affiliated company of the fund was $705,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,991	273,429
Realized Net Gain (Loss)	582,656	(38)
Change in Unrealized Appreciation (Depreciation)	2,852,832	441,576
Net Increase (Decrease) in Net Assets Resulting from Operations	3,499,479	714,967
Distributions
Net Investment Income
Investor Shares	(193,553)	(186,646)
Admiral Shares	(99,917)	(79,427)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(293,470)	(266,073)
Capital Share Transactions
Investor Shares	(90,389)	(55,225)
Admiral Shares	790,319	291,731
Net Increase (Decrease) from Capital Share Transactions	699,930	236,506
Total Increase (Decrease)	3,905,939	685,400
Net Assets
Beginning of Period	14,846,019	14,160,619
End of Period[1]	18,751,958	14,846,019
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($54,747,000) and $181,439,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.27	$15.73	$20.43	$26.13	$23.97	$19.83
Investment Operations
Net Investment Income	.058	.291	.398[1]	.473	.594	.541
Net Realized and Unrealized Gain (Loss)
on Investments	3.727	.535	(3.633)	(3.431)	4.132	4.284
Total from Investment Operations	3.785	.826	(3.235)	(2.958)	4.726	4.825
Distributions
Dividends from Net Investment Income	(.305)	(.286)	(.562)	(.528)	(.530)	(.370)
Distributions from Realized Capital Gains	—	—	(.903)	(2.214)	(2.036)	(.315)
Total Distributions	(.305)	(.286)	(1.465)	(2.742)	(2.566)	(.685)
Net Asset Value, End of Period	$19.75	$16.27	$15.73	$20.43	$26.13	$23.97

Total Return[2]	23.34%	5.19%	-13.75%	-12.83%	20.87%	24.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,657	$10,493	$10,226	$11,969	$13,219	$10,466
Ratio of Total Expenses to
Average Net Assets[3]	0.49%	0.49%	0.53%	0.47%	0.51%	0.55%
Ratio of Net Investment Income to
Average Net Assets	0.68%	1.74%	2.84%[1]	2.07%	2.47%	2.52%
Portfolio Turnover Rate	49%	44%	51%	55%	41%	45%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.02%, 0.01%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$51.81	$50.08	$65.09	$83.26	$76.36	$63.15
Investment Operations
Net Investment Income	.222	1.009	1.340[1]	1.649	2.051	1.861
Net Realized and Unrealized Gain (Loss)
on Investments	11.849	1.708	(11.571)	(10.929)	13.159	13.639
Total from Investment Operations	12.071	2.717	(10.231)	(9.280)	15.210	15.500
Distributions
Dividends from Net Investment Income	(1.041)	(.987)	(1.909)	(1.845)	(1.832)	(1.288)
Distributions from Realized Capital Gains	—	—	(2.870)	(7.045)	(6.478)	(1.002)
Total Distributions	(1.041)	(.987)	(4.779)	(8.890)	(8.310)	(2.290)
Net Asset Value, End of Period	$62.84	$51.81	$50.08	$65.09	$83.26	$76.36

Total Return[2]	23.38%	5.36%	-13.57%	-12.67%	21.11%	25.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,095	$4,353	$3,934	$4,845	$5,060	$3,506
Ratio of Total Expenses to
Average Net Assets[3]	0.33%	0.33%	0.34%	0.28%	0.31%	0.35%
Ratio of Net Investment Income to
Average Net Assets	0.84%	1.90%	3.03%[1]	2.26%	2.67%	2.72%
Portfolio Turnover Rate	49%	44%	51%	55%	41%	45%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.02%, 0.01%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of

24

International Growth Fund

these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to

25

International Growth Fund

the Morgan Stanley Capital International Europe, Australasia, Far East Index for periods prior to December 1, 2010, and the new benchmark, the MSCI All Country World Index ex USA, beginning December 1, 2010. The benchmark change will be fully phased in by December 2013. The basic fee of M&G Investment Management Ltd. is subject to quarterly adjustments based on the fund’s performance for the preceding three years, relative to the MSCI All Country World Index ex USA. The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $2,805,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $3,057,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2011, these arrangements reduced the fund’s expenses by $119,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of February 28, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	2,096,959	—	—
Common Stocks----Other	775,769	15,237,042	—
Temporary Cash Investments	801,590	47,980	—
Futures Contracts—Assets[1]	3,750	—	—
Forward Currency Contracts—Assets	—	14,894	—
Total	3,678,068	15,299,916	—
1 Represents variation margin on the last day of the reporting period.

26

International Growth Fund

F. At February 28, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	3,750	14,894	18,644
Liabilities	—	—	—
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended February 28, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	46,808	—	46,808
Forward Currency Contracts	—	22,219	22,219
Realized Net Gain (Loss) on Derivatives	46,808	22,219	69,027

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	18,785	—	18,785
Forward Currency Contracts	—	4,799	4,799
Change in Unrealized Appreciation
(Depreciation) on Derivatives	18,785	4,799	23,584

At February 28, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2011	4,850	201,835	9,602
FTSE 100 Index	March 2011	1,460	141,852	1,472
Topix Index	March 2011	1,131	131,280	5,301
S&P ASX 200 Index	March 2011	604	74,206	1,232

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

27

International Growth Fund

At February 28, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	3/23/2011	EUR	139,162	USD	192,111	6,867
Brown Brothers Harriman & Co.	3/23/2011	GBP	84,969	USD	138,159	4,221
Brown Brothers Harriman & Co.	3/16/2011	JPY	10,029,700	USD	122,517	1,837
Brown Brothers Harriman & Co.	3/23/2011	AUD	71,599	USD	72,681	1,969
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At February 28, 2011, the counterparty had deposited in a segregated account cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized net foreign currency losses of $5,324,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through October 31, 2010, on passive foreign investment company holdings at February 28, 2011, was $30,613,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s realized gains for the six months ended February 28, 2011, were reduced by $1,383,000 of capital gain tax paid on sales of Indian securities. This tax is treated as a decrease in taxable income; accordingly, this amount has been reclassified from accumulated net realized losses to overdistributed net investment income.

28

International Growth Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $3,074,326,000 to offset future net capital gains of $1,198,712,000 through August 31, 2017, and $1,875,614,000 through August 31, 2018. In addition, the fund realized losses of $139,102,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $15,124,818,000. Net unrealized appreciation of investment securities for tax purposes was $3,834,522,000, consisting of unrealized gains of $4,418,332,000 on securities that had risen in value since their purchase and $583,810,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 28, 2011, the fund purchased $4,442,732,000 of investment securities and sold $4,127,179,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,373,960	73,136	1,854,437	110,882
Issued in Lieu of Cash Distributions	190,030	10,017	182,857	10,852
Redeemed[1]	(1,654,379)	(86,966)	(2,092,519)	(126,909)
Net Increase (Decrease)—Investor Shares	(90,389)	(3,813)	(55,225)	(5,175)

Admiral Shares
Issued	1,313,687	21,569	953,163	17,988
Issued in Lieu of Cash Distributions	92,552	1,534	72,968	1,361
Redeemed[1]	(615,920)	(10,132)	(734,400)	(13,893)
Net Increase (Decrease)—Admiral Shares	790,319	12,971	291,731	5,456
1 Net of redemption fees for fiscal 2011 and 2010 of $249,000 and $801,000, respectively (fund totals).

J. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended February 28, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2010	2/28/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,233.41	$2.71
Admiral Shares	1,000.00	1,233.81	1.83
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.36	$2.46
Admiral Shares	1,000.00	1,023.16	1.66

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory agreement with M&G Investment Management Limited, and approved amendments to the fund’s investment advisory agreements with Schroder Investment Management North America Inc. (Schroder Inc.) and Baillie Gifford Overseas Ltd., as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). Effective December 1, 2010, the compensation benchmark for Schroder Inc. and Baillie Gifford, the MSCI EAFE Index, was replaced with the MSCI All Country World Index ex USA. The board concluded that the new index is a more suitable index because it better reflects the fund’s investment objective and strategies. The board determined that the retention of the fund’s advisors and amendments to the investment advisory agreements were in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Schroder Investment Management North America Inc. Schroder Inc. is a subsidiary of Schroders plc., a firm founded more than 200 years ago, with investment management experience dating to 1926. The advisor employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. The firm has advised the fund since its inception in 1981.

Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. The advisor employs a sound process, which builds a diversified portfolio of high-quality non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. The firm has advised a portion of the International Growth Fund since 2003.

M&G Investment Management Limited. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The advisor employs a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. The advisor’s global equity team—composed of the portfolio managers, Greg Aldridge and Graham French, and seven other portfolio managers/analysts—conducts intensive fundamental analysis on companies, including regular company visits. The firm has advised a portion of the fund since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of and amendments to (as applicable) the advisory agreements.

32

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors have carried out the fund’s investment strategy in a disciplined fashion, and the performance results have allowed the fund to remain competitive versus its benchmark and peer funds. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

33

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

34

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q812 042011

Vanguard FTSE Social Index Fund
Semiannual Report

February 28, 2011

> Vanguard FTSE Social Index Fund returned about 28% for the six months ended February 28, 2011.

> The fund’s return closely tracked that of its index benchmark but was a bit behind the average return of large-capitalization growth funds.

> Each of the fund’s ten sectors posted positive results for the period, with information technology, financial, and health care stocks contributing most to its return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended February 28, 2011
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	28.13%
Institutional Shares	28.30
FTSE4Good US Select Index	28.27
Large-Cap Growth Funds Average	29.55
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2010 , Through February 28, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$6.27	$7.97	$0.060	$0.000
Institutional Shares	6.27	7.97	0.070	0.000

1

Chairman’s Letter

Dear Shareholder,

For the half-year ended February 28, 2011, Vanguard FTSE Social Index Fund returned about 28%, in line with its benchmark index, the FTSE4Good US Select Index, but trailed the average return of its large-capitalization growth fund peers.

The fund, which tracks companies that meet strict social, environmental, human rights, and labor standards set by the index provider, tends to be heavily weighted in a few sectors: information technology, financials, and health care. These sectors together represented about three-quarters of the fund’s assets in recent periods, and their performances largely determined the fund’s results.

During the six months, the fund—like its target index—benefited from the robust performance of its key sectors. However, the fund lagged the average return of its large-cap peers and the broader U.S. market because it had limited exposure to some even stronger-performing sectors, including energy and industrials.

A fretful start, an optimistic finish for global stock markets
Stock markets rallied from their midsummer malaise to produce exceptional returns for the six months ended February 28. At the start of the period, the U.S. economy seemed in danger of tipping back into recession. By the end, hopes were high that it had

2

reached escape velocity, propelled by steady job growth and notable strength in the manufacturing sector. Smaller stocks, which are especially sensitive to the rhythms of the business cycle, produced the highest six-month returns.

In Europe, investor optimism subdued sovereign-debt jitters, driving stock prices higher. Developed markets in the Pacific region perked up on signs of recovery in global trade. Australian stocks posted especially strong returns, benefiting from a surge in the prices of metals and other natural resources. Emerging stock markets trailed a few steps behind their developed-market counterparts. Most major currencies appreciated relative to the U.S. dollar, enhancing returns from abroad for U.S.-based investors.

Interest rates rose, depressing bond prices
U.S. interest rates hovered near generational lows early in the period but then moved higher, putting pressure on bond prices. For the six-month period, the broad taxable bond market produced a small negative return. The municipal bond market did worse. Corporate bonds outperformed government debt as investors stretched for yield beyond government securities, where rates remained low by historical standards.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments such as the 3-month Treasury bill in the same neighborhood.

Market Barometer
			Total Returns
		Periods Ended February 28, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	28.65%	23.54%	3.17%
Russell 2000 Index (Small-caps)	37.55	32.60	3.80
Dow Jones U.S. Total Stock Market Index	29.24	24.45	3.59
MSCI All Country World Index ex USA (International)	22.16	21.12	4.23

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.83%	4.93%	5.80%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.51	1.72	4.07
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	2.16

CPI
Consumer Price Index	1.37%	2.11%	2.18%

3

Every sector advanced, with energy leading the pack
The FTSE Social Index Fund met its objective of closely tracking its benchmark index for the fiscal half-year. All of the fund’s ten sectors posted positive returns. The information technology, financial, and health care sectors together contributed almost 80% of the fund’s total return.

Information technology—the largest sector in both the fund and its target index, representing nearly one-third of total assets, on average—contributed almost 40% of the fund’s return for the period. As the economy has improved, more companies have been willing to invest in technology to boost their productivity and efficiency. Makers of computer hardware, software, and semiconductors were among the biggest beneficiaries of such investments.

A brighter economic outlook also helped lift financial sector stocks. Commercial banks, diversified financial services, and insurance companies continued to clean up their balance sheets and recover from the recent financial crisis. These three subsectors added more than 5 percentage points to the fund’s return.

The health care sector also posted robust results. Despite uncertainties related to the U.S. government’s implementation of health care reform, several providers of health care products and services recorded strong double-digit gains, led

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.29%	0.16%	1.37%

The fund expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Large-Cap Growth Funds.

4

by companies in the life sciences. Within the sector, health insurance and medical-equipment makers contributed most to the fund’s return.

Rising commodity prices and increased demand from emerging markets helped advance energy (+44%) and industrial (+37%) stocks. While these sectors notched the biggest returns for the fund, their impact was minimal because together they constituted a mere 4% of the fund’s assets, on average, during the period. The benchmark’s strict environmental guidelines allow for very few energy and industrial companies to be a part of the index—and the fund.

The fund’s disproportionately small weighting in energy and industrials compared with those of some of its large-cap peer funds is a key reason that it trailed the peer-group average return for the period.

Ignore short-term hiccups; focus on the long term
The U.S. stock market produced exceptional results for the six months. While the market’s direction appears promising, it’s impossible to predict its near-term outlook.

There will always be unexpected events—such as the recent unrest in the Middle East and North Africa and the tragedy in Japan—that can affect the market’s short-term performance. However, you should not let that distract you from focusing on your long-term investment strategy.

As always, Vanguard’s investing counsel remains the same: Build a well-balanced, diversified portfolio that includes an asset mix of stocks, bonds, and short-term investments appropriate for your long-term goals, financial objectives, and risk tolerance.

The FTSE Social Index Fund can play an important role in such a portfolio. In particular, this fund allows investors committed to a socially conscious investment strategy to follow their principles while keeping their investment costs in check.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2011

FTSE Social Index Fund

Fund Profile
As of February 28, 2011

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.29%	0.16%
30-Day SEC Yield	0.89%	1.02%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Number of Stocks	300	299	3,845
Median Market Cap $32.2B		$32.2B	$31.4B
Price/Earnings Ratio	18.1x	18.1x	17.9x
Price/Book Ratio	2.2x	2.2x	2.3x
Return on Equity	19.0%	19.0%	19.2%
Earnings Growth Rate	9.0%	9.0%	5.4%
Dividend Yield	1.2%	1.2%	1.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	10%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Consumer
Discretionary	9.1%	9.1%	11.8%
Consumer Staples	8.0	8.0	9.1
Energy	1.7	1.7	11.6
Financials	29.7	29.6	16.6
Health Care	13.5	13.6	10.5
Industrials	2.6	2.6	11.4
Information
Technology	32.1	32.0	18.9
Materials	1.2	1.2	4.5
Telecommunication
Services	1.9	1.9	2.5
Utilities	0.2	0.3	3.1

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.00	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	6.4%
JPMorgan Chase & Co.	Diversified Financial
	Services	3.6
Procter & Gamble Co.	Household
	Products	3.5
Wells Fargo & Co.	Diversified Banks	3.3
Oracle Corp.	Systems Software	3.2
Google Inc. Class A	Internet Software &
	Services	2.9
Bank of America Corp.	Diversified Financial
	Services	2.8
Intel Corp.	Semiconductors	2.3
Cisco Systems Inc.	Communications
	Equipment	2.0
QUALCOMM Inc.	Communications
	Equipment	1.9
Top Ten		31.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares.

6

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2000, Through February 28, 2011

Spliced Social Index: Calvert Social Index though December 16, 2005; FTSE4Good US Select Index thereafter.

Note: For 2011, performance data reflect the six months ended February 28, 2011.

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	14.43%	-0.32%	-0.60%
Institutional Shares	1/14/2003	14.58	-0.18	4.01[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

7

FTSE Social Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (9.1%)
	McDonald’s Corp.	117,626	8,902
*	Amazon.com Inc.	37,149	6,438
*	DIRECTV Class A	92,164	4,237
	Lowe’s Cos. Inc.	152,243	3,984
	Coach Inc.	32,812	1,802
	Staples Inc.	80,477	1,714
*	Bed Bath & Beyond Inc.	28,703	1,382
	McGraw-Hill Cos. Inc.	34,135	1,320
	Starwood Hotels & Resorts
	Worldwide Inc.	20,963	1,281
	Gap Inc.	51,389	1,158
	Macy’s Inc.	46,572	1,113
	Nordstrom Inc.	24,299	1,100
	Harley-Davidson Inc.	26,075	1,064
	Mattel Inc.	40,061	1,004
	Cablevision Systems Corp.
	Class A	27,227	1,003
	Ross Stores Inc.	13,261	955
	Genuine Parts Co.	17,331	913
	Tiffany & Co.	13,965	860
*	Sirius XM Radio Inc.	435,424	788
*	Royal Caribbean Cruises
	Ltd.	17,591	770
*	Apollo Group Inc. Class A	16,152	731
	Darden Restaurants Inc.	15,341	723
*	Interpublic Group of Cos.
	Inc.	53,245	703
*	Dollar Tree Inc.	13,761	692
	Hasbro Inc.	14,916	670
	Wyndham Worldwide Corp.	19,202	601
	Scripps Networks Interactive
	Inc. Class A	10,880	565
	PetSmart Inc.	13,163	538
	H&R Block Inc.	34,007	517
	Gentex Corp.	15,321	464
*	Mohawk Industries Inc.	7,570	440
	Gannett Co. Inc.	26,022	430

			Market
			Value
		Shares	($000)
	Harman International
	Industries Inc.	7,711	375
	Foot Locker Inc.	17,177	341
	Lennar Corp. Class A	16,740	337
*	GameStop Corp. Class A	16,735	334
*	Lamar Advertising Co.
	Class A	8,591	333
*	Toll Brothers Inc.	13,497	287
	Weight Watchers
	International Inc.	4,138	253
	Wendy’s/Arby’s Group Inc.
	Class A	45,713	218
	RadioShack Corp.	12,176	180
*	Krispy Kreme Doughnuts
	Inc. Warrants Exp.
	03/02/2012	179	—
			51,520
Consumer Staples (8.0%)
	Procter & Gamble Co.	309,127	19,491
	CVS Caremark Corp.	150,330	4,970
	Costco Wholesale Corp.	47,802	3,575
	General Mills Inc.	70,698	2,626
	Sysco Corp.	64,953	1,805
	HJ Heinz Co.	35,485	1,782
	Kellogg Co.	30,516	1,634
	Avon Products Inc.	47,184	1,312
	Estee Lauder Cos. Inc.
	Class A	13,314	1,257
	Whole Foods Market Inc.	19,012	1,113
	Hershey Co.	18,453	966
	Campbell Soup Co.	27,649	931
	Dr Pepper Snapple
	Group Inc.	25,190	908
	Safeway Inc.	40,898	892
	McCormick & Co. Inc.	13,244	631
	Hormel Foods Corp.	22,008	603
	Alberto-Culver Co. Class B	10,837	404
			44,900

8

FTSE Social Index Fund

		Market
		Value
	Shares	($000)
Energy (1.7%)
Apache Corp.	42,179	5,256
Noble Corp.	27,981	1,251
* Newfield Exploration Co.	14,851	1,081
EQT Corp.	16,430	810
QEP Resources Inc.	19,318	764
Patterson-UTI Energy Inc.	17,251	472
		9,634
Financials (29.7%)
JPMorgan Chase & Co.	431,779	20,160
Wells Fargo & Co.	577,953	18,645
Bank of America Corp.	1,113,756	15,916
US Bancorp	211,785	5,873
American Express Co.	132,672	5,781
Bank of New York
Mellon Corp.	137,023	4,164
MetLife Inc.	81,505	3,860
PNC Financial Services
Group Inc.	57,998	3,578
Simon Property Group Inc.	32,300	3,554
Prudential Financial Inc.	53,658	3,532
Aflac Inc.	51,957	3,058
Travelers Cos. Inc.	50,737	3,041
Capital One Financial Corp.	50,326	2,505
Charles Schwab Corp.	131,354	2,492
State Street Corp.	55,532	2,483
ACE Ltd.	37,438	2,368
Franklin Resources Inc.	18,680	2,347
CME Group Inc.	7,439	2,316
BB&T Corp.	75,656	2,088
Chubb Corp.	33,617	2,040
Loews Corp.	45,877	1,984
T Rowe Price Group Inc.	28,337	1,898
Ameriprise Financial Inc.	27,419	1,736
Equity Residential	31,102	1,714
SunTrust Banks Inc.	55,067	1,661
Public Storage	14,056	1,578
Annaly Capital
Management Inc.	87,495	1,569
HCP Inc.	40,902	1,554
Progressive Corp.	73,255	1,526
Boston Properties Inc.	15,548	1,491
Hartford Financial Services
Group Inc.	49,104	1,453
Northern Trust Corp.	26,634	1,374
Invesco Ltd.	51,097	1,371
Host Hotels & Resorts Inc.	73,530	1,353
Discover Financial Services	59,909	1,303
Principal Financial Group Inc.	35,249	1,208
M&T Bank Corp.	13,157	1,158
AvalonBay Communities Inc.	9,437	1,142
Lincoln National Corp.	35,115	1,114
Regions Financial Corp.	138,852	1,061
NYSE Euronext	28,583	1,058

			Market
			Value
		Shares	($000)
*	IntercontinentalExchange
	Inc.	8,089	1,037
	ProLogis	62,997	1,024
	Ventas Inc.	17,184	952
	Unum Group	35,189	934
	New York Community
	Bancorp Inc.	48,350	902
	KeyCorp	97,292	889
	XL Group plc Class A	37,551	877
	Moody’s Corp.	25,890	826
*	SLM Corp.	53,376	791
	Comerica Inc.	19,423	756
	Plum Creek Timber Co. Inc.	17,942	753
	Macerich Co.	14,353	727
	Willis Group Holdings plc	18,645	725
*	Genworth Financial Inc.
	Class A	54,291	718
	AMB Property Corp.	18,604	677
	Hudson City Bancorp Inc.	57,992	667
	PartnerRe Ltd.	8,258	655
	Huntington Bancshares Inc.	94,576	647
	Cincinnati Financial Corp.	18,165	619
	Legg Mason Inc.	16,917	613
	Torchmark Corp.	8,850	577
	American International
	Group Inc.	15,399	571
	People’s United Financial Inc.	41,023	541
	Axis Capital Holdings Ltd.	13,646	496
	WR Berkley Corp.	16,214	486
	Assurant Inc.	11,686	475
	Zions Bancorporation	19,776	462
	Marshall & Ilsley Corp.	58,367	454
*	Markel Corp.	1,067	443
	Liberty Property Trust	12,520	423
	Regency Centers Corp.	9,037	409
	RenaissanceRe Holdings Ltd.	6,058	406
	Brown & Brown Inc.	15,476	405
	Duke Realty Corp.	27,566	388
	Commerce Bancshares Inc.	9,520	382
*	Popular Inc.	113,815	370
	Arthur J Gallagher & Co.	11,541	362
	Old Republic
	International Corp.	28,662	358
	SEI Investments Co.	15,480	356
	Transatlantic Holdings Inc.	6,966	355
	White Mountains Insurance
	Group Ltd.	915	347
	City National Corp.	5,738	338
*	First Horizon National Corp.	29,272	337
	Erie Indemnity Co. Class A	4,176	292
*	Forest City Enterprises Inc.
	Class A	15,037	284
	Janus Capital Group Inc.	20,213	271
^,*	St. Joe Co.	10,101	270

9

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Valley National Bancorp	17,939	244
	Mercury General Corp.	2,976	122
	CNA Financial Corp.	2,490	73
	Wesco Financial Corp.	171	67
			167,260
Health Care (13.5%)
*	Amgen Inc.	104,437	5,361
	UnitedHealth Group Inc.	121,337	5,167
	Medtronic Inc.	119,518	4,771
*	Gilead Sciences Inc.	89,783	3,500
*	Express Scripts Inc.	58,016	3,262
*	WellPoint Inc.	43,519	2,893
*	Medco Health Solutions Inc.	46,907	2,891
	Covidien plc	54,714	2,815
*	Celgene Corp.	51,974	2,760
	Allergan Inc.	33,897	2,514
*	Genzyme Corp.	28,190	2,127
	Stryker Corp.	32,782	2,074
	Becton Dickinson and Co.	25,373	2,030
*	St. Jude Medical Inc.	37,847	1,812
*	Biogen Idec Inc.	26,301	1,799
	Alcon Inc.	10,004	1,655
	Aetna Inc.	44,178	1,650
*	Agilent Technologies Inc.	38,560	1,623
	Cardinal Health Inc.	38,797	1,615
*	Intuitive Surgical Inc.	4,352	1,427
*	Zimmer Holdings Inc.	21,867	1,363
	CIGNA Corp.	30,160	1,269
*	Humana Inc.	18,655	1,213
*	Boston Scientific Corp.	166,463	1,192
	AmerisourceBergen Corp.
	Class A	30,856	1,170
*	Mylan Inc.	48,199	1,102
*	Life Technologies Corp.	20,513	1,095
	Quest Diagnostics Inc.	18,895	1,072
*	Forest Laboratories Inc.	31,579	1,023
	CR Bard Inc.	10,459	1,022
*	Laboratory Corp. of
	America Holdings	11,166	1,006
*	Hospira Inc.	18,212	962
*	Varian Medical Systems Inc.	13,104	908
*	DaVita Inc.	10,675	847
*	Waters Corp.	10,171	845
*	Henry Schein Inc.	10,181	702
*	CareFusion Corp.	24,448	668
*	Watson Pharmaceuticals Inc.	11,622	651
	Beckman Coulter Inc.	7,734	643
	DENTSPLY International Inc.	15,727	588
*	Coventry Health Care Inc.	16,477	498
*	Cephalon Inc.	8,267	466
	Patterson Cos. Inc.	13,782	460
	Universal Health Services
	Inc. Class B	9,784	447

			Market
			Value
		Shares	($000)
*	Community Health
	Systems Inc.	10,425	426
*	Kinetic Concepts Inc.	7,845	384
	Omnicare Inc.	12,740	365
*	King Pharmaceuticals Inc.	800	11
			76,144
Industrials (2.6%)
	Deere & Co.	46,722	4,212
	PACCAR Inc.	40,228	2,017
	Rockwell Automation Inc.	15,751	1,382
	WW Grainger Inc.	7,581	1,010
	Southwest Airlines Co.	82,110	971
	Manpower Inc.	9,110	578
	Iron Mountain Inc.	21,990	572
	Pitney Bowes Inc.	22,339	562
	Robert Half International Inc.	16,458	525
*	Foster Wheeler AG	13,511	489
	Equifax Inc.	13,458	481
	Dun & Bradstreet Corp.	5,608	453
	JB Hunt Transport
	Services Inc.	10,171	423
	Pentair Inc.	10,973	407
*	Terex Corp.	11,759	397
			14,479
Information Technology (32.1%)
*	Apple Inc.	101,306	35,782
	Oracle Corp.	550,386	18,108
*	Google Inc. Class A	26,344	16,159
	Intel Corp.	614,243	13,188
*	Cisco Systems Inc.	616,794	11,448
	QUALCOMM Inc.	177,354	10,567
*	EMC Corp.	227,624	6,194
*	eBay Inc.	144,440	4,840
	Visa Inc. Class A	54,623	3,990
*	Dell Inc.	216,021	3,420
	Mastercard Inc. Class A	13,514	3,251
	Automatic Data
	Processing Inc.	54,489	2,724
*	Cognizant Technology
	Solutions Corp. Class A	33,620	2,584
*	Juniper Networks Inc.	57,508	2,530
	Applied Materials Inc.	148,434	2,439
	Broadcom Corp. Class A	50,269	2,072
*	NetApp Inc.	39,518	2,042
*	Adobe Systems Inc.	56,041	1,933
*	Intuit Inc.	35,022	1,842
	Western Union Co.	72,792	1,601
*	Symantec Corp.	85,631	1,544
*	Citrix Systems Inc.	20,832	1,462
	Altera Corp.	34,546	1,446
*	NVIDIA Corp.	63,206	1,432
	Paychex Inc.	40,240	1,353
	Analog Devices Inc.	32,929	1,313

10

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
*	Marvell Technology
	Group Ltd.	71,040	1,299
*	SanDisk Corp.	25,767	1,278
*	Micron Technology Inc.	109,800	1,222
*	Check Point Software
	Technologies Ltd.	23,063	1,150
*	Autodesk Inc.	25,195	1,059
	CA Inc.	42,629	1,056
*	Fiserv Inc.	16,522	1,045
^,*	First Solar Inc.	7,070	1,042
*	BMC Software Inc.	19,720	976
	Xilinx Inc.	28,662	953
	KLA-Tencor Corp.	18,412	899
*	Teradata Corp.	18,447	882
	Linear Technology Corp.	24,764	856
*	McAfee Inc.	16,862	809
	Microchip Technology Inc.	20,749	766
*	Lam Research Corp.	13,612	747
*	Akamai Technologies Inc.	19,904	747
	Activision Blizzard Inc.	66,128	735
*	Advanced Micro Devices Inc.	75,166	692
*	Electronic Arts Inc.	36,240	681
	VeriSign Inc.	18,825	664
*	Seagate Technology plc	51,677	656
*	Avnet Inc.	16,527	565
	Jabil Circuit Inc.	23,756	509
*	Arrow Electronics Inc.	12,903	506
*	Synopsys Inc.	16,213	449
*	LSI Corp.	67,845	427
	National Semiconductor Corp.	26,172	406
*	Novellus Systems Inc.	9,858	394
	Total System Services Inc.	21,245	377
	Broadridge Financial
	Solutions Inc.	13,600	312
*	IAC/InterActiveCorp	9,821	305
*	Compuware Corp.	24,355	274
	DST Systems Inc.	5,205	266
	Diebold Inc.	7,419	261
*	CoreLogic Inc.	12,657	236
			180,765
Materials (1.2%)
	Praxair Inc.	34,188	3,397
	Sigma-Aldrich Corp.	13,458	860
	Ball Corp.	19,520	705
	Vulcan Materials Co.	14,227	652
	International Flavors &
	Fragrances Inc.	8,724	497
	Sealed Air Corp.	17,550	483
			6,594

		Market
		Value
	Shares	($000)
Telecommunication Services (1.9%)
* American Tower Corp.
Class A	44,337	2,392
* Sprint Nextel Corp.	324,294	1,417
CenturyLink Inc.	33,219	1,368
* Crown Castle International
Corp.	32,385	1,365
Qwest Communications
International Inc.	192,143	1,310
Millicom International
Cellular SA	11,877	1,041
Frontier Communications
Corp.	109,423	929
* NII Holdings Inc.	18,504	758
Telephone & Data
Systems Inc.	5,373	181
		10,761
Utilities (0.3%)
CenterPoint Energy Inc.	46,250	733
TECO Energy Inc.	23,474	425
Questar Corp.	19,018	340
		1,498
Total Common Stocks
(Cost $454,539)		563,555
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2] Vanguard Market Liquidity
Fund, 0.213%
(Cost $1,871)	1,871,063	1,871
Total Investments (100.4%)
(Cost $456,410)		565,426
Other Assets and Liabilities (-0.4%)
Other Assets		1,550
Liabilities[2]		(3,711)
		(2,161)
Net Assets (100%)		563,265

11

FTSE Social Index Fund

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	579,212
Overdistributed Net Investment Income	(231)
Accumulated Net Realized Losses	(124,732)
Unrealized Appreciation (Depreciation)	109,016
Net Assets	563,265

Investor Shares—Net Assets
Applicable to 48,759,090 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	388,379
Net Asset Value Per Share—
Investor Shares	$7.97

Institutional Shares—Net Assets
Applicable to 21,947,437 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	174,886
Net Asset Value Per Share—
Institutional Shares	$7.97

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $892,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $963,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

12

FTSE Social Index Fund

Statement of Operations

Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	3,362
Interest[1]	1
Security Lending	5
Total Income	3,368
Expenses
The Vanguard Group—Note B
Investment Advisory Services	37
Management and Administrative—Investor Shares	421
Management and Administrative—Institutional Shares	79
Marketing and Distribution—Investor Shares	50
Marketing and Distribution—Institutional Shares	23
Custodian Fees	17
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Institutional Shares	2
Total Expenses	634
Net Investment Income	2,734
Realized Net Gain (Loss) on Investment Securities Sold	1,868
Change in Unrealized Appreciation (Depreciation) of Investment Securities	117,181
Net Increase (Decrease) in Net Assets Resulting from Operations	121,783
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

FTSE Social Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,734	4,228
Realized Net Gain (Loss)	1,868	(33,928)
Change in Unrealized Appreciation (Depreciation)	117,181	36,338
Net Increase (Decrease) in Net Assets Resulting from Operations	121,783	6,638
Distributions
Net Investment Income
Investor Shares	(2,900)	(3,306)
Institutional Shares	(1,420)	(1,275)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,320)	(4,581)
Capital Share Transactions
Investor Shares	16	(1,269)
Institutional Shares	12,505	23,724
Net Increase (Decrease) from Capital Share Transactions	12,521	22,455
Total Increase (Decrease)	129,984	24,512
Net Assets
Beginning of Period	433,281	408,769
End of Period[1]	563,265	433,281
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($231,000) and $1,355,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.27	$6.20	$7.76	$9.30	$8.51	$8.03
Investment Operations
Net Investment Income	.038	.061	.080	.125	.130	.110
Net Realized and Unrealized Gain (Loss)
on Investments	1.722	.077	(1.522)	(1.525)	.780	.470
Total from Investment Operations	1.760	.138	(1.442)	(1.400)	.910	.580
Distributions
Dividends from Net Investment Income	(.060)	(.068)	(.118)	(.140)	(.120)	(.100)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.060)	(.068)	(.118)	(.140)	(.120)	(.100)
Net Asset Value, End of Period	$7.97	$6.27	$6.20	$7.76	$9.30	$8.51

Total Return[1]	28.13%	2.18%	-18.11%	-15.26%	10.70%	7.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$388	$306	$304	$395	$540	$405
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.24%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.04%	0.91%	1.50%	1.48%	1.48%	1.41%
Portfolio Turnover Rate	10%	35%	30%	41%	20%	51%[2]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.27	$6.20	$7.77	$9.32	$8.52	$8.04
Investment Operations
Net Investment Income	.044	.070	.087	.137	.152	.120
Net Realized and Unrealized Gain (Loss)
on Investments	1.726	.075	(1.528)	(1.535)	.780	.470
Total from Investment Operations	1.770	.145	(1.441)	(1.398)	.932	.590
Distributions
Dividends from Net Investment Income	(.070)	(.075)	(.129)	(.152)	(.132)	(.110)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.070)	(.075)	(.129)	(.152)	(.132)	(.110)
Net Asset Value, End of Period	$7.97	$6.27	$6.20	$7.77	$9.32	$8.52

Total Return	28.30%	2.29%	-18.03%	-15.22%	10.95%	7.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$175	$128	$104	$139	$111	$87
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.17%	1.04%	1.63%	1.61%	1.61%	1.54%
Portfolio Turnover Rate	10%	35%	30%	41%	20%	51%[1]

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

17

FTSE Social Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $91,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $90,831,000 to offset future net capital gains of $79,000 through August 31, 2012, $985,000 through August 31, 2013, $367,000 through August 31, 2014, $2,136,000 through August 31, 2016, $22,335,000 through August 31, 2017, and $64,929,000 through August 31, 2018. In addition, the fund realized losses of $35,005,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $456,410,000. Net unrealized appreciation of investment securities for tax purposes was $109,016,000, consisting of unrealized gains of $142,535,000 on securities that had risen in value since their purchase and $33,519,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $36,533,000 of investment securities and sold $25,014,000 of investment securities, other than temporary cash investments.

18

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	34,409	4,648	76,759	11,344
Issued in Lieu of Cash Distributions	2,715	363	3,123	477
Redeemed	(37,108)	(5,041)	(81,151)	(12,168)
Net Increase (Decrease)—Investor Shares	16	(30)	(1,269)	(347)
Institutional Shares
Issued	19,600	2,580	48,750	7,280
Issued in Lieu of Cash Distributions	957	128	925	141
Redeemed	(8,052)	(1,098)	(25,951)	(3,896)
Net Increase (Decrease)—Institutional Shares	12,505	1,610	23,724	3,525

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended February 28, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2010	2/28/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,281.34	$1.64
Institutional Shares	1,000.00	1,283.04	0.91
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.36	$1.45
Institutional Shares	1,000.00	1,024.00	0.80

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

22

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

“FTSE®” and “FTSE4Good™” are trademarks jointly
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Direct Investor Account Services > 800-662-2739	Financial Times Limited and are used by FTSE
Institutional Investor Services > 800-523-1036	International Limited under license. The FTSE4Good US
Text Telephone for People	Select Index is calculated by FTSE International
With Hearing Impairment > 800-749-7273	Limited. FTSE International Limited does not sponsor,
endorse, or promote the fund; is not in any way
This material may be used in conjunction	connected to it; and does not accept any liability in
with the offering of shares of any Vanguard	relation to its issue, operation, and trading.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2132 042011

Vanguard U.S. Sector Index Funds
Semiannual Report

February 28, 2011

Vanguard Consumer Discretionary Index Fund	Vanguard Industrials Index Fund
Vanguard Consumer Staples Index Fund	Vanguard Information Technology Index Fund
Vanguard Energy Index Fund	Vanguard Materials Index Fund
Vanguard Financials Index Fund	Vanguard Telecommunication Services
Vanguard Health Care Index Fund	Index Fund
Vanguard Utilities Index Fund

> The broad U.S. stock market returned about 29% for the six months ended February 28, 2011.

> All ten of the Vanguard U.S. Sector Index Funds posted positive results for the period, with returns ranging from about 9% to about 54%.

> The energy sector posted the strongest gains for the period, while the utilities sector turned in the weakest performance.

Contents
Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	5
Consumer Staples Index Fund	15
Energy Index Fund	24
Financials Index Fund	33
Health Care Index Fund	44
Industrials Index Fund	54
Information Technology Index Fund	64
Materials Index Fund	74
Telecommunication Services Index Fund	83
Utilities Index Fund	91
About Your Fund’s Expenses	99
Glossary	101

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended February 28, 2011

Admiral™ Shares[1] and ETF Shares[2]

	Ticker	Total
	Symbol	Returns
Vanguard Consumer
Discretionary Index Fund	VCDAX	33.52%
Vanguard Consumer
Discretionary ETF	VCR
Market Price		33.73
Net Asset Value		33.54
MSCI US IMI/Consumer
Discretionary 25/50		33.66

Vanguard Consumer Staples
Index Fund	VCSAX	14.19%
Vanguard Consumer Staples ETF	VDC
Market Price		14.37
Net Asset Value		14.20
MSCI US IMI/Consumer Staples 25/50		14.32

Vanguard Energy Index Fund	VENAX	54.26%
Vanguard Energy ETF	VDE
Market Price		54.58
Net Asset Value		54.26
MSCI US IMI/Energy 25/50		54.41

Vanguard Financials Index Fund	VFAIX	25.29%
Vanguard Financials ETF	VFH
Market Price		25.41
Net Asset Value		25.20
MSCI US IMI/Financials 25/50		25.34

Vanguard Health Care Index Fund	VHCIX	20.02%
Vanguard Health Care ETF	VHT
Market Price		20.18
Net Asset Value		20.02
MSCI US IMI/Health Care 25/50		20.15

Vanguard Industrials Index Fund	VINAX	34.99%
Vanguard Industrials ETF	VIS
Market Price		35.19
Net Asset Value		34.99
MSCI US IMI/Industrials 25/50		35.16

Vanguard Information
Technology Index Fund	VITAX	33.27%
Vanguard Information
Technology ETF	VGT
Market Price		33.47
Net Asset Value		33.29
MSCI US IMI/Information
Technology 25/50		33.43

Vanguard Materials Index Fund	VMIAX	33.22%
Vanguard Materials ETF	VAW
Market Price		33.27
Net Asset Value		33.20
MSCI US IMI/Materials 25/50		33.32

Vanguard Telecommunication
Services Index Fund	VTCAX	19.06%
Vanguard Telecommunication
Services ETF	VOX
Market Price		19.04
Net Asset Value		19.06
MSCI US IMI/Telecommunication
Services 25/50		19.24

Vanguard Utilities Index Fund	VUIAX	8.73%
Vanguard Utilities ETF	VPU
Market Price		8.78
Net Asset Value		8.73
MSCI US IMI/Utilities 25/50		8.88

MSCI US IMI/2500		29.43%

1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
2 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

Chairman’s Letter

Dear Shareholder,

For the six months ended February 28, 2011, the broad U.S. stock market returned about 29%. All ten Vanguard U.S. Sector Index Funds recorded positive returns for the half-year.

Stocks in the energy sector led the pack for the period, while stocks in industrials, consumer discretionary, information technology, and materials also turned in impressive performances. The five remaining sectors—financials, health care, telecommunication services, consumer staples, and utilities—produced solid returns but lagged the broad market for the six months.

The funds’ switch in February 2010 to the MSCI 25/50 Indexes—which address Internal Revenue Code regulations on what a real-world fund may hold—helped to provide a more reasonable standard for evaluating the funds’ index-tracking success. The performances of all the funds were closely in line with those of their target benchmarks for the period.

A fretful start, an optimistic finish for global stock markets
Stock markets rallied from their midsummer malaise to produce exceptional returns for the six months ended February 28. At the start of the period, the U.S. economy seemed in danger of tipping back into recession. By the end, hopes were high that it had reached escape velocity, propelled by steady job growth and notable strength in the manufacturing sector. Smaller stocks, which are especially sensitive to the rhythms of the business cycle, produced the highest six-month returns.

In Europe, investor optimism subdued sovereign-debt jitters, driving stock prices higher. Developed markets in the Pacific region perked up on signs of recovery in global trade. Australian stocks posted especially strong returns, benefiting from a surge in the prices of metals and other natural resources. Emerging stock markets trailed a few steps behind their developed-market counterparts. Most major currencies appreciated relative to the U.S. dollar, enhancing returns from abroad for U.S.-based investors.

Market Barometer
			Total Returns
		Periods Ended February 28, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	28.65%	23.54%	3.17%
Russell 2000 Index (Small-caps)	37.55	32.60	3.80
Dow Jones U.S. Total Stock Market Index	29.24	24.45	3.59
MSCI All Country World Index ex USA (International)	22.16	21.12	4.23

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	–0.83%	4.93%	5.80%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	–3.51	1.72	4.07
Citigroup 3-Month Treasury Bill Index	0.06	0.14	2.16

CPI
Consumer Price Index	1.37%	2.11%	2.18%
1 Annualized.

Interest rates rose, depressing bond prices
U.S. interest rates hovered near generational lows early in the period, but then moved higher, putting pressure on bond prices. For the six-month period, the broad taxable bond market produced a small negative return. The municipal bond market did worse. Corporate bonds outperformed government debt, as investors stretched for yield beyond government securities, where rates remained low by historical standards.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Energy companies trump stocks in all other sectors
For the six months, the broad U.S. stock market posted an impressive double-digit return of about 29%. In this investment environment, all ten sectors of the market recorded positive results, with some turning in much stronger performances than others.

Energy stocks were by far the top performers for the period, with the Energy Index Fund returning more than 54%—significantly higher than any of the other Vanguard U.S. Sector Index Funds. The energy sector benefited from a rise in crude oil prices related to unrest in the Middle East and from strong demand for oil and most other energy sources. A gradual clearing of the clouds that hung over energy stocks after the Gulf oil spill also helped. Big energy conglomerates, such as Exxon Mobil and Chevron, were among the companies that received a lift, along with oil and gas exploration and production companies and energy equipment and service providers.

Industrials gained momentum from the improving economy during the period as increased demand for services and manufacturing boosted stocks within the sector. The Industrials Index Fund finished the period up about 35%.

The Consumer Discretionary Index Fund, the Information Technology Index Fund, and the Materials Index Fund each posted returns between 33% and 34%. Consumer discretionary companies performed well across the board, as consumer spending continued to gain momentum. Within information technology, computers, software, and semiconductors drove returns, although strength was evident within every area of the sector. In materials, chemical companies and metals and mining stocks boosted returns.

The five remaining funds posted returns ranging from about 25% to about 9%. Although returns were mostly positive across financials, health care, telecom, consumer staples, and utilities, they were weaker than the broad market.

The Financials Index Fund returned about 25% for the period, with commercial banks and diversified financial services firms contributing the most to performance. Despite lingering uncertainty surrounding health care reform efforts, the Health Care Index Fund returned about 20%, with health care providers and services leading the pack.

The more defensive sectors had the lowest returns for the six months. Packaged foods and tobacco products led the Consumer Staples Index Fund to its return of about 14%, while integrated telecommunication services companies—including Verizon and AT&T—were mostly responsible for the Telecommunication Services Index Fund’s return of about 19%. The Utilities Index Fund turned in the weakest performance of the ten funds, returning about 9%. Electric companies led the sector for the period.

Focus on future goals despite market performance
In recent years, investors have felt the wrath of the market’s extreme volatility. And while the market’s performance over the past six months is nothing short of impressive, we still can’t be sure what the future holds—especially with the dramatic events unfolding in the Middle East and North Africa, and the uncertain ramifications of the tragedy in Japan.

At Vanguard, we believe that the best way to deal with the market’s unpredictable ups and downs is to block out the short-term noise. Instead, we counsel investors to focus on creating a long-term investment plan—one that includes a mix of stock, bond, and money market funds that is appropriate for your goals and risk tolerance—and to stick with that plan, regardless of the market’s performance.

The U.S. Sector Index Funds, with their low costs and experienced management, can play a supporting role in such a plan. Any one of Vanguard’s U.S. Sector Index Funds may be a potentially risky and volatile investment by itself. But the funds can help to further diversify an already well-balanced investment portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2011

Your Fund’s Performance at a Glance
August 31, 2010—February 28, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$24.76	$32.73	$0.317	$0.000
ETF Shares	47.80	63.21	0.600	0.000
Consumer Staples Index Fund
Admiral Shares	$32.92	$36.63	$0.949	$0.000
ETF Shares	66.72	74.27	1.906	0.000
Energy Index Fund
Admiral Shares	$37.58	$57.24	$0.626	$0.000
ETF Shares	75.20	114.55	1.247	0.000
Financials Index Fund
Admiral Shares	$13.99	$17.36	$0.151	$0.000
ETF Shares	27.92	34.63	0.298	0.000
Health Care Index Fund
Admiral Shares	$24.87	$29.35	$0.481	$0.000
ETF Shares	49.72	58.66	0.979	0.000
Industrials Index Fund
Admiral Shares	$26.57	$35.40	$0.439	$0.000
ETF Shares	51.71	68.90	0.851	0.000
Information Technology Index Fund
Admiral Shares	$25.30	$33.52	$0.185	$0.000
ETF Shares	49.40	65.46	0.362	0.000
Materials Index Fund
Admiral Shares	$33.32	$43.43	$0.920	$0.000
ETF Shares	65.40	85.23	1.804	0.000
Telecommunication Services Index Fund
Admiral Shares	$29.22	$33.80	$0.970	$0.000
ETF Shares	57.34	66.33	1.905	0.000
Utilities Index Fund
Admiral Shares	$32.60	$34.73	$0.682	$0.000
ETF Shares	64.93	69.19	1.353	0.000

Consumer Discretionary Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	374	373	2,474
Median Market Cap	$20.3B	$20.3B	$32.2B
Price/Earnings Ratio	19.1x	19.2x	17.7x
Price/Book Ratio	2.9x	2.9x	2.3x
Yield[3]		1.2%	1.7%
Admiral Shares	1.0%
ETF Shares	1.0%
Return on Equity	18.3%	18.3%	19.1%
Earnings Growth Rate	7.3%	7.3%	5.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	7%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	1.00	0.89
Beta	1.00	1.20

Subindustry Diversification
(% of equity exposure)
Advertising	1.6%
Apparel Retail	5.5
Apparel, Accessories & Luxury Goods	3.5
Auto Parts & Equipment	4.1
Automobile Manufacturers	3.9
Automotive Retail	2.0
Broadcasting	2.2
Cable & Satellite	10.4
Casinos & Gaming	2.7
Computer & Electronics Retail	1.1
Department Stores	2.9
Education Services	1.3
Footwear	2.7
General Merchandise Stores	3.3
Home Improvement Retail	5.9
Homebuilding	1.2
Homefurnishing Retail	1.2
Hotels, Resorts & Cruise Lines	3.6
Household Appliances	1.2
Housewares & Specialties	1.4
Internet Retail	6.0
Leisure Products	1.3
Movies & Entertainment	11.8
Publishing	1.6
Restaurants	9.8
Specialized Consumer Services	1.1
Specialty Stores	2.9
Other Consumer Discretionary	3.8

Ten Largest Holdings[8] (% of total net assets)
McDonald’s Corp.	4.7%
Walt Disney Co.	4.7
Comcast Corp. Class A	4.2
Home Depot Inc.	3.7
Amazon.com Inc.	3.7
Ford Motor Co.	2.7
Time Warner Inc.	2.5
News Corp.	2.4
DIRECTV Class A	2.3
Lowe’s Cos. Inc.	2.1
Top Ten	33.0%

1 MSCI US IMI/Consumer Discretionary 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		30.62%	4.10%	3.83%
Net Asset Value		30.57	4.10	3.82
Admiral Shares[3]	7/14/2005	30.60	4.07	3.05

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Auto Components (4.3%)
	Johnson Controls Inc.	158,669	6,474
*	BorgWarner Inc.	26,685	2,071
	Autoliv Inc.	20,874	1,563
*	TRW Automotive Holdings
	Corp.	24,215	1,375
*	Lear Corp.	11,954	1,265
	Gentex Corp.	32,746	991
*	Goodyear Tire & Rubber Co.	54,049	766
*	Dana Holding Corp.	32,828	620
*	Tenneco Inc.	13,968	557
	Cooper Tire & Rubber Co.	12,961	304
*	Exide Technologies	17,788	212
*	American Axle &
	Manufacturing Holdings
	Inc.	15,096	202
*	Modine Manufacturing Co.	10,351	153
*	Federal-Mogul Corp.	6,984	147
*	Fuel Systems Solutions Inc.	3,912	114
*	Dorman Products Inc.	3,150	109
	Drew Industries Inc.	4,592	106
	Superior Industries
	International Inc.	5,267	105
	Spartan Motors Inc.	7,211	46
*	Wonder Auto Technology Inc.	4,463	31
*	China XD Plastics Co. Ltd.	3,099	22
*	China Automotive Systems
	Inc.	1,603	19
			17,252
Automobiles (4.5%)
*	Ford Motor Co.	720,345	10,841
*	General Motors Co.	123,523	4,142
	Harley-Davidson Inc.	55,418	2,262
	Thor Industries Inc.	9,192	306
*	Tesla Motors Inc.	7,625	182
*	Winnebago Industries Inc.	6,759	98
			17,831
Distributors (0.7%)
	Genuine Parts Co.	36,892	1,944
*	LKQ Corp.	32,282	767
*	Core-Mark Holding Co. Inc.	2,260	77
	Weyco Group Inc.	1,714	43
			2,831
Diversified Consumer Services (2.4%)
*	Apollo Group Inc. Class A	31,198	1,412
	H&R Block Inc.	72,207	1,097
	DeVry Inc.	14,908	809
	Sotheby’s	15,662	771
	Service Corp. International	57,721	629
*	ITT Educational Services Inc.	7,509	570
	Weight Watchers
	International Inc.	7,951	486
*	Career Education Corp.	19,021	459
	Strayer Education Inc.	3,247	446
	Hillenbrand Inc.	14,599	317
*	Coinstar Inc.	7,275	310

			Market
			Value•
		Shares	($000)
	Matthews International Corp.
	Class A	6,992	260
	Regis Corp.	13,456	236
*	Capella Education Co.	3,539	204
*	Education Management
	Corp.	9,978	193
*	American Public Education
	Inc.	4,342	184
*	K12 Inc.	5,312	179
*	Steiner Leisure Ltd.	3,300	156
	Stewart Enterprises Inc.
	Class A	19,807	151
*	Corinthian Colleges Inc.	20,534	108
*	Pre-Paid Legal Services Inc.	1,611	106
	Universal Technical Institute
	Inc.	4,840	89
*	Bridgepoint Education Inc.	4,516	84
*	Grand Canyon Education Inc.	4,858	78
	Lincoln Educational Services
	Corp.	4,388	68
*	ChinaCast Education Corp.	9,888	65
*	Archipelago Learning Inc.	1,513	16
			9,483
Hotels, Restaurants & Leisure (16.4%)
	McDonald’s Corp.	248,576	18,812
	Starbucks Corp.	174,368	5,751
	Yum! Brands Inc.	110,250	5,549
	Carnival Corp.	107,036	4,567
*	Las Vegas Sands Corp.	80,553	3,757
	Starwood Hotels & Resorts
	Worldwide Inc.	44,857	2,741
	Marriott International Inc.
	Class A	68,561	2,688
	Wynn Resorts Ltd.	18,956	2,330
*	Chipotle Mexican Grill Inc.
	Class A	7,275	1,782
	Darden Restaurants Inc.	30,775	1,450
*	Royal Caribbean Cruises Ltd.	32,703	1,432
	Wyndham Worldwide Corp.	41,166	1,288
	International Game
	Technology	69,747	1,148
*	MGM Resorts International	79,002	1,101
*	Panera Bread Co. Class A	6,812	795
*	Penn National Gaming Inc.	15,476	554
*	WMS Industries Inc.	13,576	540
	Brinker International Inc.	21,720	513
*	Bally Technologies Inc.	12,610	487
*	Hyatt Hotels Corp. Class A	10,272	470
*	Cheesecake Factory Inc.	13,227	384
	Wendy’s/Arby’s Group Inc.
	Class A	78,329	373
*	Life Time Fitness Inc.	8,823	338
*	Vail Resorts Inc.	6,800	332
	Six Flags Entertainment Corp.	5,241	327
*	Orient-Express Hotels Ltd.
	Class A	23,638	298
*	Gaylord Entertainment Co.	7,742	279

			Market
			Value•
		Shares	($000)
	Cracker Barrel Old Country
	Store Inc.	5,524	275
*	Jack in the Box Inc.	12,447	274
	Choice Hotels International
	Inc.	6,992	270
	PF Chang’s China Bistro Inc.	5,423	252
	Bob Evans Farms Inc.	7,171	225
*	Buffalo Wild Wings Inc.	4,038	214
*	Texas Roadhouse Inc.
	Class A	12,544	213
*	DineEquity Inc.	3,568	204
*	CEC Entertainment Inc.	5,014	194
*	Pinnacle Entertainment Inc.	14,221	187
*	BJ’s Restaurants Inc.	5,093	183
*	Ruby Tuesday Inc.	13,651	182
	International Speedway Corp.
	Class A	6,429	178
*	Domino’s Pizza Inc.	9,687	163
*	Interval Leisure Group Inc.	9,373	159
*	Scientific Games Corp.
	Class A	15,969	143
*	Papa John’s International Inc.	4,897	143
*	Boyd Gaming Corp.	13,060	140
*	Peet’s Coffee & Tea Inc.	2,994	128
*	Biglari Holdings Inc.	284	122
*	Sonic Corp.	13,605	121
	Churchill Downs Inc.	2,891	121
*	Shuffle Master Inc.	12,474	117
	Ameristar Casinos Inc.	6,086	102
*	California Pizza Kitchen Inc.	5,499	93
*	Denny’s Corp.	23,362	91
*	Krispy Kreme Doughnuts Inc.	14,126	89
*	AFC Enterprises Inc.	5,942	88
*	Red Robin Gourmet Burgers
	Inc.	3,446	82
	Marcus Corp.	4,830	63
	Speedway Motorsports Inc.	3,454	51
*	Isle of Capri Casinos Inc.	4,915	45
	Ambassadors Group Inc.	4,201	45
*	Monarch Casino & Resort Inc.	2,204	23
			65,066
Household Durables (4.9%)
	Stanley Black & Decker Inc.	37,087	2,812
	Fortune Brands Inc.	35,900	2,221
	Whirlpool Corp.	17,782	1,467
	Newell Rubbermaid Inc.	68,303	1,321
^,*	Garmin Ltd.	27,332	928
*	NVR Inc.	1,260	917
	DR Horton Inc.	67,076	794
*	Mohawk Industries Inc.	13,652	793
	Harman International
	Industries Inc.	16,283	792
	Tupperware Brands Corp.	14,745	791
	Leggett & Platt Inc.	34,291	791
	Lennar Corp. Class A	35,988	726
*	Tempur-Pedic International
	Inc.	15,236	715
	Jarden Corp.	21,411	704

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Toll Brothers Inc.	32,941	700
*	Pulte Group Inc.	80,490	555
	KB Home	18,598	246
	MDC Holdings Inc.	8,785	231
*	Helen of Troy Ltd.	6,806	190
	American Greetings Corp.
	Class A	8,719	189
	Ryland Group Inc.	10,360	180
*	Meritage Homes Corp.	6,785	175
*	iRobot Corp.	5,066	146
	Ethan Allen Interiors Inc.	6,023	133
*	La-Z-Boy Inc.	12,077	121
*	Standard Pacific Corp.	25,088	100
*	Universal Electronics Inc.	3,135	85
*	Beazer Homes USA Inc.	17,507	81
*	Libbey Inc.	4,631	80
*	Hovnanian Enterprises Inc.
	Class A	14,968	61
*	M/I Homes Inc.	4,318	58
*	Deer Consumer Products Inc.	4,778	53
	Blyth Inc.	1,343	46
*	Brookfield Homes Corp.	2,713	40
*	Furniture Brands
	International Inc.	8,995	39
*	Sealy Corp.	11,181	32
	CSS Industries Inc.	1,774	31
			19,344
Internet & Catalog Retail (6.6%)
*	Amazon.com Inc.	84,483	14,640
*	priceline.com Inc.	11,552	5,243
*	NetFlix Inc.	10,414	2,152
*	Liberty Media Corp. -
	Interactive	133,838	2,149
	Expedia Inc.	47,330	940
*	HSN Inc.	9,443	307
*	Shutterfly Inc.	5,760	246
*	Blue Nile Inc.	3,333	191
	PetMed Express Inc.	5,336	79
	Nutrisystem Inc.	5,655	75
*	Overstock.com Inc.	3,840	59
*	Vitacost.com Inc.	3,846	22
*	Orbitz Worldwide Inc.	4,636	16
			26,119
Leisure Equipment & Products (1.4%)
	Mattel Inc.	84,183	2,110
	Hasbro Inc.	28,839	1,295
	Polaris Industries Inc.	7,576	572
	Brunswick Corp.	20,744	478
	Pool Corp.	11,622	290
*	Eastman Kodak Co.	62,923	214
*	Jakks Pacific Inc.	6,408	119
	Callaway Golf Co.	15,026	116
*	RC2 Corp.	5,086	110
	Sturm Ruger & Co. Inc.	4,545	82
*	Smith & Wesson Holding
	Corp.	13,926	56
*	Leapfrog Enterprises Inc.	8,334	36
*	Marine Products Corp.	2,711	20
			5,498
Media (27.7%)
	Walt Disney Co.	423,249	18,513
	Comcast Corp. Class A	444,465	11,449
	Time Warner Inc.	260,997	9,970
*	DIRECTV Class A	196,159	9,017
	News Corp. Class A	459,020	7,973
	Time Warner Cable Inc.	83,698	6,041
	Viacom Inc. Class B	130,860	5,844
	Comcast Corp. Class A
	Special Shares	213,903	5,202

			Market
			Value•
		Shares	($000)
	Omnicom Group Inc.	70,877	3,608
	CBS Corp. Class B	148,494	3,543
	McGraw-Hill Cos. Inc.	72,318	2,797
	Cablevision Systems Corp.
	Class A	57,807	2,130
	Virgin Media Inc.	72,119	1,965
*	Sirius XM Radio Inc.	923,693	1,672
*	Interpublic Group of Cos.
	Inc.	114,366	1,510
*	Discovery Communications
	Inc. Class A	32,255	1,391
	News Corp. Class B	74,030	1,362
*	Discovery Communications
	Inc.	33,166	1,263
*	Liberty Media Corp. - Capital	16,346	1,186
*	Liberty Global Inc. Class A	27,957	1,177
*	DISH Network Corp. Class A	48,144	1,119
	Scripps Networks
	Interactive Inc. Class A	21,509	1,117
*	Liberty Global Inc.	25,531	1,018
	Gannett Co. Inc.	55,843	922
*	Liberty Media Corp. - Starz	11,453	804
	Washington Post Co. Class B	1,271	550
*	Lamar Advertising Co.
	Class A	13,528	525
	John Wiley & Sons Inc.
	Class A	10,618	508
*	DreamWorks Animation
	SKG Inc. Class A	16,311	451
*	Madison Square Garden Inc.
	Class A	14,576	416
*	Live Nation Entertainment
	Inc.	32,491	345
*	Valassis Communications
	Inc.	11,515	325
	Cinemark Holdings Inc.	15,959	320
*	New York Times Co. Class A	30,599	318
	Morningstar Inc.	5,227	307
	Meredith Corp.	8,509	300
	Regal Entertainment Group
	Class A	19,908	297
	CTC Media Inc.	12,769	269
	Arbitron Inc.	6,277	250
	National CineMedia Inc.	12,346	233
	Scholastic Corp.	6,498	204
*	Belo Corp. Class A	21,532	172
*	Clear Channel Outdoor
	Holdings Inc. Class A	9,633	142
	Sinclair Broadcast Group Inc.
	Class A	10,897	141
*	Ascent Media Corp. Class A	3,152	132
	Harte-Hanks Inc.	8,862	113
*	Knology Inc.	7,346	102
*	Lions Gate Entertainment
	Corp.	14,373	88
*	Mediacom Communications
	Corp. Class A	9,667	85
*	Warner Music Group Corp.	12,619	76
	World Wrestling
	Entertainment Inc. Class A	5,706	74
*	EW Scripps Co. Class A	7,387	71
*	Journal Communications Inc.
	Class A	10,137	62
*	Dex One Corp.	8,766	46
*	LIN TV Corp. Class A	7,369	45
*	CKX Inc.	10,841	38
^,*	China MediaExpress
	Holdings Inc.	2,300	32

			Market
			Value•
		Shares	($000)
*	Martha Stewart Living
	Omnimedia Class A	6,461	27
*	ReachLocal Inc.	1,302	25
	Outdoor Channel Holdings
	Inc.	3,012	24
			109,706
Multiline Retail (6.2%)
	Target Corp.	158,228	8,315
*	Kohl’s Corp.	68,842	3,710
	Macy’s Inc.	99,525	2,379
	Nordstrom Inc.	40,986	1,855
	JC Penney Co. Inc.	50,068	1,750
*	Dollar Tree Inc.	29,462	1,483
	Family Dollar Stores Inc.	28,137	1,409
^,*	Sears Holdings Corp.	10,365	863
*	Big Lots Inc.	17,776	729
*	Dollar General Corp.	23,913	676
	Dillard’s Inc. Class A	10,570	448
*	Saks Inc.	32,035	392
*	99 Cents Only Stores	11,418	190
	Fred’s Inc. Class A	8,824	122
*	Retail Ventures Inc.	5,679	99
			24,420
Specialty Retail (18.5%)
	Home Depot Inc.	391,814	14,681
	Lowe’s Cos. Inc.	324,689	8,497
	TJX Cos. Inc.	93,124	4,644
	Staples Inc.	170,154	3,624
*	Bed Bath & Beyond Inc.	60,964	2,935
	Best Buy Co. Inc.	79,564	2,565
	Gap Inc.	101,928	2,296
	Limited Brands Inc.	65,035	2,082
	Ross Stores Inc.	28,341	2,042
*	CarMax Inc.	52,905	1,871
	Tiffany & Co.	29,734	1,830
*	O’Reilly Automotive Inc.	32,855	1,826
*	AutoZone Inc.	6,299	1,625
	Advance Auto Parts Inc.	19,715	1,236
*	Urban Outfitters Inc.	31,072	1,193
	Abercrombie & Fitch Co.	20,632	1,184
	PetSmart Inc.	27,723	1,133
	Tractor Supply Co.	17,015	886
*	Signet Jewelers Ltd.	20,060	880
	Williams-Sonoma Inc.	22,478	811
*	Dick’s Sporting Goods Inc.	21,566	801
	Foot Locker Inc.	36,506	725
	American Eagle Outfitters
	Inc.	43,517	668
*	GameStop Corp. Class A	33,465	668
	Guess? Inc.	14,164	642
*	J Crew Group Inc.	14,167	611
	Chico’s FAS Inc.	41,894	576
*	Aeropostale Inc.	21,862	567
	Rent-A-Center Inc.	15,097	499
*	Ascena Retail Group Inc.	14,709	460
	Aaron’s Inc.	18,031	424
	RadioShack Corp.	26,781	396
*	Jo-Ann Stores Inc.	6,076	369
*	Collective Brands Inc.	15,203	347
^,*	AutoNation Inc.	10,297	346
*	Office Depot Inc.	64,596	343
*	AnnTaylor Stores Corp.	13,827	321
*	Ulta Salon Cosmetics &
	Fragrance Inc.	7,556	315
	Men’s Wearhouse Inc.	11,728	313
*	Sally Beauty Holdings Inc.	23,495	305
*	JOS A Bank Clothiers Inc.	6,451	297
*	Pier 1 Imports Inc.	27,463	277
*	OfficeMax Inc.	19,903	274

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Childrens Place Retail Stores
	Inc.	5,847	267
*	Cabela’s Inc.	9,529	259
	Buckle Inc.	6,582	257
	Group 1 Automotive Inc.	5,552	235
*	Genesco Inc.	5,649	223
*	Penske Automotive Group
	Inc.	10,722	218
	Monro Muffler Brake Inc.	6,658	218
*	Hibbett Sports Inc.	6,767	213
	Finish Line Inc. Class A	12,171	213
*	Vitamin Shoppe Inc.	5,583	194
	Cato Corp. Class A	6,508	158
	Brown Shoe Co. Inc.	10,098	157
	Stage Stores Inc.	8,902	155
	PEP Boys-Manny Moe
	& Jack	12,220	153
*	Select Comfort Corp.	12,951	144
*	DSW Inc. Class A	3,439	140
	Express Inc.	7,285	131
*	Zumiez Inc.	4,988	130
*	Asbury Automotive Group Inc.	6,843	126
	Sonic Automotive Inc.
	Class A	8,622	124
	Barnes & Noble Inc.	9,135	122
*	Lumber Liquidators Holdings
	Inc.	5,115	119
*	Rue21 Inc.	3,120	109
*	Wet Seal Inc. Class A	23,813	95
*	Charming Shoppes Inc.	26,935	88
*	Citi Trends Inc.	3,440	76
*	Pacific Sunwear of California
	Inc.	15,308	69
	Big 5 Sporting Goods Corp.	4,905	68
*	hhgregg Inc.	4,576	68
*	Kirkland’s Inc.	3,718	57
*	Talbots Inc.	9,030	56
*	America’s Car-Mart Inc.	2,277	56
*	Shoe Carnival Inc.	2,158	56
	HOT Topic Inc.	10,279	55
	Haverty Furniture Cos. Inc.	3,902	52
	Christopher & Banks Corp.	8,332	51
	Stein Mart Inc.	6,196	51
*	Coldwater Creek Inc.	15,014	44
*	New York & Co. Inc.	6,341	44
	Bebe Stores Inc.	7,028	42
*	Systemax Inc.	2,558	35
			73,513
Textiles, Apparel & Luxury Goods (6.2%)
	NIKE Inc. Class B	86,698	7,719
	Coach Inc.	69,582	3,821
	VF Corp.	20,416	1,953

			Market
			Value•
		Shares	($000)
	Polo Ralph Lauren Corp.
	Class A	15,112	1,915
*	Fossil Inc.	12,243	940
	Phillips-Van Heusen Corp.	15,513	931
*	Lululemon Athletica Inc.	11,694	907
*	Deckers Outdoor Corp.	9,056	799
*	Warnaco Group Inc.	10,411	611
*	Hanesbrands Inc.	22,358	579
*	Under Armour Inc. Class A	8,533	565
	Wolverine World Wide Inc.	11,424	420
*	Carter’s Inc.	13,522	388
*	Iconix Brand Group Inc.	16,937	374
*	CROCS Inc.	20,291	358
*	Timberland Co. Class A	9,387	347
	Jones Group Inc.	20,416	272
*	Steven Madden Ltd.	5,803	250
*	Skechers U.S.A. Inc. Class A	8,491	176
	Columbia Sportswear Co.	2,756	173
*	G-III Apparel Group Ltd.	3,802	150
*	Maidenform Brands Inc.	5,373	146
*	True Religion Apparel Inc.	5,695	135
*	Quiksilver Inc.	31,105	134
*	Liz Claiborne Inc.	22,036	113
	Oxford Industries Inc.	3,275	79
	Volcom Inc.	3,974	71
*	Unifi Inc.	3,507	67
*	K-Swiss Inc. Class A	6,421	64
*	Movado Group Inc.	4,180	59
*	Kenneth Cole Productions
	Inc. Class A	2,300	30
*	Fuqi International Inc.	3,805	17
			24,563
Total Common Stocks
(Cost $347,719)			395,626
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.213%
	(Cost $1,145)	1,144,798	1,145
Total Investments (100.1%)
(Cost $348,864)			396,771
Other Assets and Liabilities (–0.1%)
Other Assets			2,497
Liabilities[2]			(2,976)
			(479)
Net Assets (100%)			396,292

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	364,789
Undistributed Net Investment Income	361
Accumulated Net Realized Losses	(16,765)
Unrealized Appreciation (Depreciation)	47,907
Net Assets	396,292

Admiral Shares—Net Assets
Applicable to 323,789 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,597
Net Asset Value Per Share—
Admiral Shares	$32.73

ETF Shares—Net Assets
Applicable to 6,102,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	385,695
Net Asset Value Per Share—
ETF Shares	$63.21

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $961,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $977,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	2,520
Security Lending	29
Total Income	2,549
Expenses
The Vanguard Group—Note B
Investment Advisory Services	23
Management and Administrative—
Admiral Shares	8
Management and Administrative—
ETF Shares	294
Marketing and Distribution—
Admiral Shares	—
Marketing and Distribution—
ETF Shares	45
Custodian Fees	9
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	10
Total Expenses	389
Net Investment Income	2,160
Realized Net Gain (Loss) on
Investment Securities Sold	7,177
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	75,147
Net Increase (Decrease) in Net Assets
Resulting from Operations	84,484

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,160	2,840
Realized Net Gain (Loss)	7,177	10,984
Change in Unrealized Appreciation (Depreciation)	75,147	7,411
Net Increase (Decrease) in Net Assets Resulting from Operations	84,484	21,235
Distributions
Net Investment Income
Admiral Shares	(88)	(19)
ETF Shares	(3,541)	(1,749)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(3,629)	(1,768)
Capital Share Transactions
Admiral Shares	3,462	4,050
ETF Shares	72,381	74,041
Net Increase (Decrease) from Capital Share Transactions	75,843	78,091
Total Increase (Decrease)	156,698	97,558
Net Assets
Beginning of Period	239,594	142,036
End of Period[1]	396,292	239,594

1 Net Assets—End of Period includes undistributed net investment income of $361,000 and $1,830,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$24.76	$21.43	$25.03	$31.02	$27.03	$27.75
Investment Operations
Net Investment Income	.152	.307	.398	.285[1]	.217	.245[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.135	3.251	(3.603)	(6.075)	4.015	(.808)
Total from Investment Operations	8.287	3.558	(3.205)	(5.790)	4.232	(.563)
Distributions
Dividends from Net Investment Income	(.317)	(.228)	(.395)	(.200)	(.242)	(.157)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.317)	(.228)	(.395)	(.200)	(.242)	(.157)
Net Asset Value, End of Period	$32.73	$24.76	$21.43	$25.03	$31.02	$27.03

Total Return[2]	33.52%	16.62%	–12.34%	–18.74%	15.64%	–2.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11	$5.3	$1.3	$0.7	$1.0	$0.6
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.28%	1.58%	1.11%	0.84%	0.89%
Portfolio Turnover Rate[3]	7%	7%	5%	12%	8%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$47.80	$41.37	$48.38	$60.02	$52.28	$53.65
Investment Operations
Net Investment Income	.293	.581	.764	.592[1]	.450	.494[1]
Net Realized and Unrealized Gain (Loss)
on Investments	15.717	6.286	(6.988)	(11.772)	7.760	(1.556)
Total from Investment Operations	16.010	6.867	(6.224)	(11.180)	8.210	(1.062)
Distributions
Dividends from Net Investment Income	(.600)	(.437)	(.786)	(.460)	(.470)	(.308)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.600)	(.437)	(.786)	(.460)	(.470)	(.308)
Net Asset Value, End of Period	$63.21	$47.80	$41.37	$48.38	$60.02	$52.28

Total Return	33.54%	16.62%	–12.32%	–18.70%	15.69%	–1.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$386	$234	$141	$257	$114	$47
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.28%	1.61%	1.16%	0.89%	0.92%
Portfolio Turnover Rate[2]	7%	7%	5%	12%	8%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $62,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Consumer Discretionary Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $8,723,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $13,657,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, $1,526,000 through August 31, 2016, $4,557,000 through August 31, 2017, and $7,274,000 through August 31, 2018. In addition, the fund realized losses of $1,506,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $348,864,000. Net unrealized appreciation of investment securities for tax purposes was $47,907,000, consisting of unrealized gains of $62,091,000 on securities that had risen in value since their purchase and $14,184,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $113,392,000 of investment securities and sold $39,716,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	5,324	172	4,546	173
Issued in Lieu of Cash Distributions	78	2	16	1
Redeemed[1]	(1,940)	(63)	(512)	(21)
Net Increase (Decrease)—Admiral Shares	3,462	111	4,050	153
ETF Shares
Issued	100,261	1,700	113,968	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(27,880)	(500)	(39,927)	(800)
Net Increase (Decrease)—ETF Shares	72,381	1,200	74,041	1,500
1 Net of redemption fees for fiscal 2011 and 2010 of $29,000 and $8,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	109	109	2,474
Median Market Cap	$52.8B	$52.8B	$32.2B
Price/Earnings Ratio	15.9x	16.0x	17.7x
Price/Book Ratio	3.2x	3.1x	2.3x
Yield[3]		2.8%	1.7%
Admiral Shares	2.6%
ETF Shares	2.6%
Return on Equity	23.3%	23.1%	19.1%
Earnings Growth Rate	7.5%	7.5%	5.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	10%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	0.99	0.83
Beta	1.01	0.59

Subindustry Diversification
(% of equity exposure)
Agricultural Products	3.3%
Drug Retail	6.7
Food Distributors	1.7
Food Retail	3.3
Household Products	19.8
Hypermarkets & Super Centers	10.1
Packaged Foods & Meats	17.7
Personal Products	3.1
Soft Drinks	18.5
Tobacco	14.2
Other Consumer Staples	1.6

Ten Largest Holdings[8] (% of total net assets)
Procter & Gamble Co.	12.8%
Coca-Cola Co.	9.5
Philip Morris International Inc.	8.0
Wal-Mart Stores Inc.	7.3
PepsiCo Inc.	7.0
Kraft Foods Inc.	4.3
Altria Group Inc.	4.1
CVS Caremark Corp.	3.5
Walgreen Co.	3.1
Colgate-Palmolive Co.	2.9
Top Ten	62.5%

1 MSCI US IMI/Consumer Staples 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		14.54%	7.78%	7.52%
Net Asset Value		14.44	7.77	7.51
Admiral Shares[3]	1/30/2004	14.43	7.74	7.56

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Beverages (20.1%)
	Coca-Cola Co.	982,172	62,780
	PepsiCo Inc.	725,177	45,991
	Coca-Cola Enterprises Inc.	179,837	4,730
	Dr Pepper Snapple Group
	Inc.	122,449	4,416
	Molson Coors Brewing Co.
	Class B	85,376	3,904
	Brown-Forman Corp.
	Class B	43,975	3,041
*	Hansen Natural Corp.	42,835	2,465
*	Constellation Brands Inc.
	Class A	108,066	2,196
*	Central European
	Distribution Corp.	42,072	961
*	Boston Beer Co. Inc.
	Class A	7,479	694
*	Heckmann Corp.	101,453	580
	Coca-Cola Bottling Co.
	Consolidated	6,928	400
	National Beverage Corp.	26,522	337
			132,495
Food & Staples Retailing (21.9%)
	Wal-Mart Stores Inc.	920,110	47,827
	CVS Caremark Corp.	695,876	23,006
	Walgreen Co.	475,855	20,623
	Costco Wholesale Corp.	222,855	16,667
	Sysco Corp.	302,530	8,407
	Kroger Co.	315,928	7,235
	Whole Foods Market Inc.	78,939	4,623
	Safeway Inc.	200,760	4,381
*	BJ’s Wholesale Club Inc.	32,924	1,594
*	United Natural Foods Inc.	29,293	1,243
	SUPERVALU Inc.	128,354	1,108
	Casey’s General Stores Inc.	25,319	1,040
	Ruddick Corp.	28,054	1,030
*	Rite Aid Corp.	528,088	692
	Andersons Inc.	14,392	691
	Pricesmart Inc.	16,155	575
	Nash Finch Co.	12,781	516
	Weis Markets Inc.	12,603	500
*	Pantry Inc.	27,246	429
	Spartan Stores Inc.	28,151	424
*	Winn-Dixie Stores Inc.	56,391	394
	Ingles Markets Inc. Class A	20,069	386
	Village Super Market Inc.
	Class A	11,188	336
*	Susser Holdings Corp.	20,811	288
			144,015
Food Products (21.0%)
	Kraft Foods Inc.	882,033	28,084
	General Mills Inc.	331,891	12,326
	Archer-Daniels-Midland Co.	329,561	12,253
	HJ Heinz Co.	163,876	8,230
	Kellogg Co.	135,638	7,265

			Market
			Value•
		Shares	($000)
	Mead Johnson Nutrition Co.	106,822	6,393
	Sara Lee Corp.	323,324	5,535
	ConAgra Foods Inc.	231,735	5,367
	Bunge Ltd.	72,200	5,211
	Hershey Co.	85,309	4,463
	JM Smucker Co.	63,298	4,357
	Campbell Soup Co.	109,848	3,698
	McCormick & Co. Inc.	66,053	3,147
	Tyson Foods Inc. Class A	160,892	2,997
*	Green Mountain Coffee
	Roasters Inc.	62,264	2,539
	Hormel Foods Corp.	83,712	2,294
	Del Monte Foods Co.	112,694	2,133
	Corn Products
	International Inc.	43,622	2,130
*	Ralcorp Holdings Inc.	31,776	2,061
*	Smithfield Foods Inc.	87,203	2,019
	Flowers Foods Inc.	51,529	1,371
*	Dean Foods Co.	117,893	1,245
*	TreeHouse Foods Inc.	22,942	1,197
*	Darling International Inc.	77,682	1,079
*	Hain Celestial Group Inc.	30,140	899
	Fresh Del Monte Produce
	Inc.	30,588	874
	Lancaster Colony Corp.	14,333	827
	Diamond Foods Inc.	16,113	821
	Sanderson Farms Inc.	16,755	693
*	Chiquita Brands
	International Inc.	38,896	669
	B&G Foods Inc. Class A	42,423	636
	J&J Snack Foods Corp.	13,144	578
*	Dole Food Co. Inc.	37,890	559
	Tootsie Roll Industries Inc.	19,238	550
*	Zhongpin Inc.	28,405	528
	Snyders-Lance Inc.	25,659	468
*	Pilgrim’s Pride Corp.	58,562	452
	Cal-Maine Foods Inc.	15,392	444
	Calavo Growers Inc.	16,364	380
*	Smart Balance Inc.	86,135	374
	Alico Inc.	13,132	348
^,*	Feihe International Inc.	35,477	298
	Farmer Bros Co.	20,131	264
*	AgFeed Industries Inc.	102,498	241
			138,297
Household Products (19.7%)
	Procter & Gamble Co.	1,342,420	84,640
	Colgate-Palmolive Co.	247,402	19,426
	Kimberly-Clark Corp.	209,820	13,827
	Clorox Co.	73,391	4,973
	Church & Dwight Co. Inc.	39,013	2,943
*	Energizer Holdings Inc.	37,738	2,522
	WD-40 Co.	14,478	589
*	Central Garden and Pet Co.
	Class A	50,450	465
*	Central Garden and Pet Co.	35,861	327
			129,712

		Market
		Value•
	Shares	($000)
Personal Products (3.1%)
Avon Products Inc.	222,189	6,179
Estee Lauder Cos. Inc.
Class A	60,152	5,679
Herbalife Ltd.	33,670	2,640
Alberto-Culver Co. Class B	52,099	1,940
Nu Skin Enterprises Inc.
Class A	36,284	1,158
* Elizabeth Arden Inc.	20,895	608
* Prestige Brands Holdings
Inc.	47,449	523
* USANA Health Sciences Inc.	11,614	404
Inter Parfums Inc.	21,934	396
* Revlon Inc. Class A	23,749	355
^,* China-Biotics Inc.	25,883	302
* American Oriental
Bioengineering Inc.	120,667	272
		20,456
Tobacco (14.2%)
Philip Morris International
Inc.	839,574	52,708
Altria Group Inc.	1,054,220	26,746
Reynolds American Inc.	182,862	6,276
Lorillard Inc.	79,184	6,079
Universal Corp.	17,573	735
Vector Group Ltd.	36,251	612
* Alliance One International
Inc.	100,305	364
		93,520
Total Common Stocks
(Cost $617,891)		658,495
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.213%
(Cost $967)	966,851	967
Total Investments (100.1%)
(Cost $618,858)		659,462
Other Assets and Liabilities (–0.1%)
Other Assets		8,520
Liabilities[2]		(9,171)
		(651)
Net Assets (100%)		658,811

Consumer Staples Index Fund

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	633,594
Undistributed Net Investment Income	1,180
Accumulated Net Realized Losses	(16,567)
Unrealized Appreciation (Depreciation)	40,604
Net Assets	658,811

Admiral Shares—Net Assets
Applicable to 1,154,116 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	42,277
Net Asset Value Per Share—
Admiral Shares	$36.63

ETF Shares—Net Assets
Applicable to 8,301,572 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	616,534
Net Asset Value Per Share—ETF Shares	$74.27

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $193,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $213,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	8,964
Interest[1]	1
Security Lending	69
Total Income	9,034
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative—
Admiral Shares	35
Management and Administrative—
ETF Shares	542
Marketing and Distribution—
Admiral Shares	4
Marketing and Distribution—
ETF Shares	93
Custodian Fees	10
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	21
Total Expenses	752
Net Investment Income	8,282
Realized Net Gain (Loss) on
Investment Securities Sold	7,535
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	65,824
Net Increase (Decrease) in Net Assets
Resulting from Operations	81,641

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,282	16,107
Realized Net Gain (Loss)	7,535	18,127
Change in Unrealized Appreciation (Depreciation)	65,824	23,452
Net Increase (Decrease) in Net Assets Resulting from Operations	81,641	57,686
Distributions
Net Investment Income
Admiral Shares	(952)	(745)
ETF Shares	(15,636)	(15,294)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,588)	(16,039)
Capital Share Transactions
Admiral Shares	8,395	(302)
ETF Shares	7,762	(44,794)
Net Increase (Decrease) from Capital Share Transactions	16,157	(45,096)
Total Increase (Decrease)	81,210	(3,449)
Net Assets
Beginning of Period	577,601	581,050
End of Period[2]	658,811	577,601

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,180,000 and $9,486,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$32.92	$30.62	$34.06	$33.22	$30.56	$27.64
Investment Operations
Net Investment Income	.469	.860[1]	.777[1]	.634[1]	.662	.547[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.190	2.290	(3.648)	.766	2.460	2.716
Total from Investment Operations	4.659	3.150	(2.871)	1.400	3.122	3.263
Distributions
Dividends from Net Investment Income	(.949)	(.850)	(.569)	(.560)	(.462)	(.343)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.949)	(.850)	(.569)	(.560)	(.462)	(.343)
Net Asset Value, End of Period	$36.63	$32.92	$30.62	$34.06	$33.22	$30.56

Total Return[2]	14.19%	10.34%	–8.26%	4.15%	10.30%	11.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$42	$30	$29	$18	$9	$6
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.61%	2.77%	1.88%	2.16%	1.90%
Portfolio Turnover Rate[3]	10%	7%	17%	13%	12%	14%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$66.72	$62.07	$69.04	$67.35	$61.94	$56.03
Investment Operations
Net Investment Income	.944	1.753[1]	1.616[1]	1.327[1]	1.370	1.090[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.512	4.635	(7.413)	1.522	5.000	5.523
Total from Investment Operations	9.456	6.388	(5.797)	2.849	6.370	6.613
Distributions
Dividends from Net Investment Income	(1.906)	(1.738)	(1.173)	(1.159)	(.960)	(.703)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.906)	(1.738)	(1.173)	(1.159)	(.960)	(.703)
Net Asset Value, End of Period	$74.27	$66.72	$62.07	$69.04	$67.35	$61.94

Total Return	14.20%	10.33%	–8.22%	4.18%	10.38%	11.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$617	$547	$552	$518	$310	$211
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.61%	2.80%	1.93%	2.20%	1.93%
Portfolio Turnover Rate[2]	10%	7%	17%	13%	12%	14%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $110,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Consumer Staples Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $5,782,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $16,360,000 to offset future net capital gains of $276,000 through August 31, 2014, $773,000 through August 31, 2015, $2,261,000 through August 31, 2016, $2,671,000 through August 31, 2017, and $10,379,000 through August 31, 2018. In addition, the fund realized losses of $1,689,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $618,858,000. Net unrealized appreciation of investment securities for tax purposes was $40,604,000, consisting of unrealized gains of $65,086,000 on securities that had risen in value since their purchase and $24,482,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $73,567,000 of investment securities and sold $66,537,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	11,861	329	8,871	267
Issued in Lieu of Cash Distributions	853	24	690	21
Redeemed[1]	(4,319)	(121)	(9,863)	(300)
Net Increase (Decrease)—Admiral Shares	8,395	232	(302)	(12)
ETF Shares
Issued	43,684	600	108,286	1,602
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(35,922)	(500)	(153,080)	(2,300)
Net Increase (Decrease)—ETF Shares	7,762	100	(44,794)	(698)
1 Net of redemption fees for fiscal 2011 and 2010 of $14,000 and $18,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	160	159	2,474
Median Market Cap	$47.6B	$47.6B	$32.2B
Price/Earnings Ratio	18.1x	18.1x	17.7x
Price/Book Ratio	2.4x	2.4x	2.3x
Yield[3]		1.4%	1.7%
Admiral Shares	1.1%
ETF Shares	1.1%
Return on Equity	21.8%	21.8%	19.1%
Earnings Growth Rate	–3.7%	–3.8%	5.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	11%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	0.99	0.64
Beta	1.05	0.98

Subindustry Diversification
(% of equity exposure)
Coal & Consumable Fuels	3.3%
Integrated Oil & Gas	46.2
Oil & Gas Drilling	3.3
Oil & Gas Equipment & Services	19.3
Oil & Gas Exploration & Production	21.9
Oil & Gas Refining & Marketing	2.4
Oil & Gas Storage & Transportation	3.6

Ten Largest Holdings[8] (% of total net assets)
Exxon Mobil Corp.	21.9%
Chevron Corp.	11.4
Schlumberger Ltd.	6.9
ConocoPhillips	4.5
Occidental Petroleum Corp.	4.4
Apache Corp.	2.6
Halliburton Co.	2.4
Anadarko Petroleum Corp.	2.2
Devon Energy Corp.	2.1
Marathon Oil Corp.	1.9
Top Ten	60.3%

1 MSCI US IMI/Energy 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		21.18%	8.05%	13.31%
Net Asset Value		21.09	8.05	13.30
Admiral Shares[3]	10/7/2004	21.10	8.02	12.35

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (22.6%)
	Oil & Gas Drilling (3.3%)
	Noble Corp.	343,106	15,340
*	Nabors Industries Ltd.	385,773	10,983
*	Pride International Inc.	240,055	9,965
	Helmerich & Payne Inc.	144,531	9,393
	Diamond Offshore Drilling
	Inc.	94,677	7,407
*	Rowan Cos. Inc.	160,612	6,853
	Patterson-UTI Energy Inc.	223,091	6,099
*	Atwood Oceanics Inc.	89,360	4,068
*	Unit Corp.	64,082	3,813
*	Hercules Offshore Inc.	326,305	1,612
*	Pioneer Drilling Co.	140,396	1,589
*	Parker Drilling Co.	250,171	1,316

	Oil & Gas Equipment & Services (19.3%)
	Schlumberger Ltd.	1,738,488	162,410
	Halliburton Co.	1,180,743	55,424
	National Oilwell Varco Inc.	545,167	43,379
	Baker Hughes Inc.	564,043	40,075
*	Weatherford International
	Ltd.	967,506	23,394
*	Cameron International
	Corp.	322,633	19,077
*	FMC Technologies Inc.	162,738	15,306
*	McDermott International
	Inc.	323,164	7,417
*	Oceaneering International
	Inc.	77,805	6,507
	Core Laboratories NV	61,670	6,374
*	Dresser-Rand Group Inc.	116,118	5,722
*	Oil States International Inc.	73,211	5,329
	Tidewater Inc.	75,692	4,709
*	Superior Energy Services
	Inc.	118,342	4,534
	Lufkin Industries Inc.	48,257	3,771
	CARBO Ceramics Inc.	30,372	3,765
*	Dril-Quip Inc.	48,264	3,702
*	ION Geophysical Corp.	251,483	3,224
*	Key Energy Services Inc.	206,917	3,207
	SEACOR Holdings Inc.	32,223	3,054
*	Complete Production
	Services Inc.	102,964	2,966
*	Bristow Group Inc.	55,081	2,639
*	Helix Energy Solutions
	Group Inc.	170,535	2,626
*	Exterran Holdings Inc.	94,602	2,147
*	Gulfmark Offshore Inc.	44,808	1,989
*	Tetra Technologies Inc.	143,122	1,977
*	Global Industries Ltd.	214,792	1,929
	RPC Inc.	97,028	1,900
*	Hornbeck Offshore
	Services Inc.	54,779	1,556
*	Basic Energy Services Inc.	81,101	1,556

			Market
			Value•
		Shares	($000)
*	OYO Geospace Corp.	14,366	1,461
*	Tesco Corp.	76,308	1,403
*	Cal Dive International Inc.	200,497	1,379
	Gulf Island Fabrication Inc.	42,869	1,328
*	Dawson Geophysical Co.	26,270	1,311
*	Newpark Resources Inc.	170,747	1,192
*	Willbros Group Inc.	103,728	1,178
*	Matrix Service Co.	80,949	1,130
*	PHI Inc.	42,097	905
*	Global Geophysical
	Services Inc.	8,231	116
			531,506
Oil, Gas & Consumable Fuels (77.4%)
	Coal & Consumable Fuels (3.3%)
	Peabody Energy Corp.	352,526	23,087
	Consol Energy Inc.	298,079	15,116
*	Alpha Natural Resources
	Inc.	164,103	8,898
	Massey Energy Co.	137,411	8,702
	Arch Coal Inc.	223,653	7,499
*	Patriot Coal Corp.	158,631	3,744
*	International Coal Group
	Inc.	331,899	3,276
*	Cloud Peak Energy Inc.	118,551	2,430
^,*	Uranium Energy Corp.	232,670	1,326
*	James River Coal Co.	59,865	1,257
*	USEC Inc.	224,950	1,197
*	L&L Energy Inc.	12,273	92

	Integrated Oil & Gas (46.2%)
	Exxon Mobil Corp.	6,028,413	515,610
	Chevron Corp.	2,573,756	267,027
	ConocoPhillips	1,344,619	104,706
	Occidental Petroleum
	Corp.	1,008,610	102,848
	Marathon Oil Corp.	917,383	45,502
	Hess Corp.	393,533	34,249
	Murphy Oil Corp.	238,926	17,568

	Oil & Gas Exploration & Production (21.9%)
	Apache Corp.	497,682	62,021
	Anadarko Petroleum Corp.	638,924	52,283
	Devon Energy Corp.	549,140	50,213
	EOG Resources Inc.	326,917	36,716
	Chesapeake Energy Corp.	844,503	30,073
	Noble Energy Inc.	228,699	21,191
*	Southwestern Energy Co.	451,740	17,835
	Pioneer Natural Resources
	Co.	154,254	15,786
	Cimarex Energy Co.	112,375	13,050
*	Newfield Exploration Co.	177,322	12,907
*	Denbury Resources Inc.	520,486	12,611
	Range Resources Corp.	213,861	11,613
*	Concho Resources Inc.	107,103	11,409
	QEP Resources Inc.	234,073	9,258
*	Ultra Petroleum Corp.	202,984	9,205
*	Whiting Petroleum Corp.	139,624	9,123

			Market
			Value•
		Shares	($000)
	EQT Corp.	185,020	9,121
*	Petrohawk Energy Corp.	409,198	8,839
*	Plains Exploration
	& Production Co.	194,640	7,624
	Cabot Oil & Gas Corp.	145,693	6,652
	SM Energy Co.	90,713	6,574
*	Brigham Exploration Co.	172,028	6,293
*	SandRidge Energy Inc.	563,863	6,095
*	Forest Oil Corp.	150,883	5,355
	EXCO Resources Inc.	257,039	5,262
*	Rosetta Resources Inc.	86,670	3,931
	Berry Petroleum Co.
	Class A	75,489	3,925
*	Approach Resources Inc.	120,404	3,919
*	Energy XXI Bermuda Ltd.	107,221	3,697
*	Continental Resources Inc.	52,943	3,681
*	Gran Tierra Energy Inc.	386,740	3,589
*	Northern Oil and Gas Inc.	101,932	3,238
*	Swift Energy Co.	69,610	2,990
*	Quicksilver Resources Inc.	185,457	2,873
*	Stone Energy Corp.	90,126	2,729
*	Carrizo Oil & Gas Inc.	68,801	2,561
*	Cobalt International Energy
	Inc.	162,123	2,539
*	Gulfport Energy Corp.	84,141	2,490
*	Bill Barrett Corp.	61,499	2,391
*	McMoRan Exploration Co.	129,109	2,259
*	Petroleum Development
	Corp.	47,668	2,237
	W&T Offshore Inc.	86,612	2,211
*	Comstock Resources Inc.	78,321	2,079
*	Clayton Williams Energy Inc.	18,783	1,992
*	ATP Oil & Gas Corp.	90,304	1,834
^,*	Resolute Energy Corp.	87,221	1,581
	Contango Oil & Gas Co.	25,116	1,539
*	Harvest Natural Resources
	Inc.	99,666	1,485
*	Venoco Inc.	75,479	1,393
	Penn Virginia Corp.	85,280	1,388
*	Energy Partners Ltd.	80,021	1,310
*	Goodrich Petroleum Corp.	64,051	1,303
*	BPZ Resources Inc.	198,595	1,291
*	Petroquest Energy Inc.	140,974	1,215
*	Gastar Exploration Ltd.	238,794	1,182
*	Vaalco Energy Inc.	146,448	1,175
*	Magnum Hunter Resources
	Corp.	158,309	1,133
*	Rex Energy Corp.	85,556	1,078
*	Warren Resources Inc.	213,317	1,050
*	Endeavour International
	Corp.	71,616	968
*	Delta Petroleum Corp.	799,456	935
*	Oilsands Quest Inc.	1,135,275	582
*	Oasis Petroleum Inc.	13,783	476
*	Kodiak Oil & Gas Corp.	21,520	163
*	Atlas Energy Inc. Escrow	108,839	11

Energy Index Fund

			Market
			Value•
		Shares	($000)
	Oil & Gas Refining & Marketing (2.4%)
	Valero Energy Corp.	740,726	20,874
	Sunoco Inc.	164,245	6,875
*	Tesoro Corp.	214,405	5,099
	Holly Corp.	82,390	4,708
*	Frontier Oil Corp.	167,771	4,681
	World Fuel Services Corp.	98,266	4,072
*	CVR Energy Inc.	211,029	3,988
*	Western Refining Inc.	162,433	2,643
*	Clean Energy Fuels Corp.	92,765	1,302
	Alon USA Energy Inc.	82,403	913
	Delek US Holdings Inc.	76,350	859
*	China Integrated Energy Inc.	64,116	404

	Oil & Gas Storage & Transportation (3.6%)
	Williams Cos. Inc.	763,855	23,191
	Spectra Energy Corp.	844,952	22,602
	El Paso Corp.	929,909	17,296
*	Kinder Morgan
	Management LLC	111,936	7,344
	Southern Union Co.	159,453	4,548
*	Cheniere Energy Inc.	230,232	2,390
*	Kinder Morgan Inc.	64,606	1,971
*	Enbridge Energy
	Management LLC	26,891	1,798
	Overseas Shipholding
	Group Inc.	48,749	1,646
	Crosstex Energy Inc.	109,250	1,123
	General Maritime Corp.	198,380	555
*	Atlas Energy LP	1,150	19
			1,820,567
Total Common Stocks
(Cost $1,752,084)			2,352,073
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.213%
	(Cost $261)	261,301	261
Total Investments (100.0%)
(Cost $1,752,345)			2,352,334
Other Assets and Liabilities (0.0%)
Other Assets			19,161
Liabilities[2]			(19,328)
			(167)
Net Assets (100%)			2,352,167

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,877,315
Undistributed Net Investment Income	5,660
Accumulated Net Realized Losses	(130,797)
Unrealized Appreciation (Depreciation)	599,989
Net Assets	2,352,167

Admiral Shares—Net Assets
Applicable to 4,384,177 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	250,938
Net Asset Value Per Share—
Admiral Shares	$57.24

ETF Shares—Net Assets
Applicable to 18,343,489 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,101,229
Net Asset Value Per Share—
ETF Shares	$114.55

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $249,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $261,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations
Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	14,747
Interest[1]	1
Security Lending	31
Total Income	14,779
Expenses
The Vanguard Group—Note B
Investment Advisory Services	101
Management and Administrative—
Admiral Shares	182
Management and Administrative—
ETF Shares	1,353
Marketing and Distribution—
Admiral Shares	16
Marketing and Distribution—
ETF Shares	195
Custodian Fees	16
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	41
Trustees’ Fees and Expenses	1
Total Expenses	1,905
Net Investment Income	12,874
Realized Net Gain (Loss) on
Investment Securities Sold	11,242
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	665,620
Net Increase (Decrease) in Net Assets
Resulting from Operations	689,736

Statement of Changes in Net Assets
	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,874	20,397
Realized Net Gain (Loss)	11,242	(9,773)
Change in Unrealized Appreciation (Depreciation)	665,620	(10,417)
Net Increase (Decrease) in Net Assets Resulting from Operations	689,736	207
Distributions
Net Investment Income
Admiral Shares	(2,364)	(1,675)
ETF Shares	(19,009)	(14,832)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(21,373)	(16,507)
Capital Share Transactions
Admiral Shares	45,143	27,810
ETF Shares	466,231	183,909
Net Increase (Decrease) from Capital Share Transactions	511,374	211,719
Total Increase (Decrease)	1,179,737	195,419
Net Assets
Beginning of Period	1,172,430	977,011
End of Period[2]	2,352,167	1,172,430

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $5,660,000 and $14,159,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$37.58	$37.34	$54.66	$50.36	$40.36	$36.29
Investment Operations
Net Investment Income	.306	.654	.578	.504	.501[1]	.460[1]
Net Realized and Unrealized Gain (Loss)
on Investments	19.980	.166	(17.335)	4.246	9.944	3.960
Total from Investment Operations	20.286	.820	(16.757)	4.750	10.445	4.420
Distributions
Dividends from Net Investment Income	(.626)	(.580)	(.563)	(.450)	(.445)	(.350)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.626)	(.580)	(.563)	(.450)	(.445)	(.350)
Net Asset Value, End of Period	$57.24	$37.58	$37.34	$54.66	$50.36	$40.36

Total Return[2]	54.26%	2.05%	–30.51%	9.42%	26.03%	12.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$251	$131	$108	$148	$115	$83
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.71%	1.81%	0.99%	1.16%	1.20%
Portfolio Turnover Rate[3]	11%	16%	25%	11%	15%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$75.20	$74.74	$109.54	$100.92	$80.90	$72.72
Investment Operations
Net Investment Income	.616	1.312	1.191	1.059	1.080[1]	.966[1]
Net Realized and Unrealized Gain (Loss)
on Investments	39.981	.341	(34.808)	8.501	19.869	7.915
Total from Investment Operations	40.597	1.653	(33.617)	9.560	20.949	8.881
Distributions
Dividends from Net Investment Income	(1.247)	(1.193)	(1.183)	(.940)	(.929)	(.701)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.247)	(1.193)	(1.183)	(.940)	(.929)	(.701)
Net Asset Value, End of Period	$114.55	$75.20	$74.74	$109.54	$100.92	$80.90

Total Return	54.26%	2.05%	–30.49%	9.47%	26.09%	12.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,101	$1,041	$869	$845	$656	$340
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.71%	1.84%	1.04%	1.20%	1.23%
Portfolio Turnover Rate[2]	11%	16%	25%	11%	15%	21%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $335,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest  ates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Energy Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $16,390,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $91,138,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, $461,000 through August 31, 2015, $1,694,000 through August 31, 2016, $21,266,000 through August 31, 2017, and $66,923,000 through August 31, 2018. In addition, the fund realized losses of $32,690,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $1,752,345,000. Net unrealized appreciation of investment securities for tax purposes was $599,989,000, consisting of unrealized gains of $606,490,000 on securities that had risen in value since their purchase and $6,501,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $637,116,000 of investment securities and sold $135,070,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	54,332	1,085	57,079	1,339
Issued in Lieu of Cash Distributions	1,734	35	1,465	35
Redeemed[1]	(10,923)	(233)	(30,734)	(762)
Net Increase (Decrease)—Admiral Shares	45,143	887	27,810	612
ETF Shares
Issued	511,784	5,000	274,072	3,313
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(45,553)	(500)	(90,163)	(1,100)
Net Increase (Decrease)—ETF Shares	466,231	4,500	183,909	2,213
1 Net of redemption fees for fiscal 2011 and 2010 of $48,000 and $83,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	499	498	2,474
Median Market Cap	$22.7B	$22.7B	$32.2B
Price/Earnings Ratio	17.7x	17.6x	17.7x
Price/Book Ratio	1.2x	1.2x	2.3x
Yield[3]		1.6%	1.7%
Admiral Shares	1.4%
ETF Shares	1.4%
Return on Equity	10.6%	10.6%	19.1%
Earnings Growth Rate	–3.6%	–3.6%	5.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	12%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	1.00	0.81
Beta	1.00	1.37

Subindustry Diversification
(% of equity exposure)
Asset Management & Custody Banks	8.2%
Consumer Finance	3.9
Diversified Banks	9.1
Diversified Financial Services	19.1
Diversified REITs	1.1
Insurance Brokers	1.9
Investment Banking & Brokerage	6.9
Life & Health Insurance	6.2
Mortgage REITs	1.5
Multiline Insurance	2.1
Office REITS	2.3
Property & Casualty Insurance	9.9
Regional Banks	9.3
Reinsurance	1.6
Residential REITs	2.3
Retail REITs	3.7
Specialized Finance	2.4
Specialized REITs	4.9
Thrifts & Mortgage Finance	1.7
Other Financials	1.9

Ten Largest Holdings[8] (% of total net assets)
JPMorgan Chase & Co.	7.5%
Wells Fargo & Co.	6.6
Bank of America Corp.	5.9
Citigroup Inc.	5.6
Goldman Sachs Group Inc.	3.3
Berkshire Hathaway Inc. Class B	3.2
US Bancorp	2.2
American Express Co.	1.9
MetLife Inc.	1.8
Morgan Stanley	1.7
Top Ten	39.7%

1 MSCI US IMI/Financials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		14.77%	–7.97%	–3.85%
Net Asset Value		14.74	–7.96	–3.86
Admiral Shares[3]	2/4/2004	14.79	–7.99	–3.66

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Capital Markets (15.1%)
	Goldman Sachs Group Inc.	153,162	25,085
	Morgan Stanley	429,477	12,747
	Bank of New York Mellon
	Corp.	391,284	11,891
	State Street Corp.	158,198	7,075
	Franklin Resources Inc.	49,422	6,208
	Charles Schwab Corp.	320,034	6,071
	BlackRock Inc.	27,781	5,667
	T Rowe Price Group Inc.	80,811	5,413
	Ameriprise Financial Inc.	78,131	4,947
	Invesco Ltd.	145,802	3,913
	Northern Trust Corp.	68,719	3,544
	Legg Mason Inc.	48,795	1,769
*	Affiliated Managers Group
	Inc.	16,089	1,718
	TD Ameritrade Holding Corp.	72,620	1,583
	Raymond James Financial
	Inc.	31,323	1,200
	Eaton Vance Corp.	37,258	1,166
	Ares Capital Corp.	63,856	1,139
*	E*Trade Financial Corp.	69,612	1,112
	Waddell & Reed Financial
	Inc. Class A	26,941	1,088
*	American Capital Ltd.	107,412	1,003
	SEI Investments Co.	41,593	957
	Jefferies Group Inc.	35,191	847
	Federated Investors Inc.
	Class B	29,247	806
	Janus Capital Group Inc.	57,938	778
	Apollo Investment Corp.	61,118	756
*	Stifel Financial Corp.	9,944	713
	Greenhill & Co. Inc.	7,862	565
*	MF Global Holdings Ltd.	48,953	424
*	Knight Capital Group Inc.
	Class A	28,199	395
	Prospect Capital Corp.	26,369	320
	Fifth Street Finance Corp.	20,540	283
	KBW Inc.	10,728	275
	BlackRock Kelso Capital
	Corp.	21,299	265
*	Investment Technology
	Group Inc.	13,501	259
*	Piper Jaffray Cos.	6,281	258
	Solar Capital Ltd.	9,840	241
	optionsXpress Holdings Inc.	13,625	221
*	Financial Engines Inc.	8,514	208
	Evercore Partners Inc.
	Class A	5,645	195
	BGC Partners Inc. Class A	18,668	178
	Cohen & Steers Inc.	5,998	175
*	LPL Investment Holdings Inc.	5,113	172
*	Internet Capital Group Inc.	11,566	158
	Artio Global Investors Inc.
	Class A	9,887	157

			Market
			Value•
		Shares	($000)
	Hercules Technology Growth
	Capital Inc.	13,455	149
	GFI Group Inc.	23,038	115
	Duff & Phelps Corp. Class A	6,716	106
	Oppenheimer Holdings Inc.
	Class A	3,207	105
	MVC Capital Inc.	7,458	105
	Calamos Asset Management
	Inc. Class A	6,294	104
*	International Assets Holding
	Corp.	4,121	100
	Capital Southwest Corp.	949	95
*	TradeStation Group Inc.	11,750	79
	Westwood Holdings Group
	Inc.	1,938	73
	NGP Capital Resources Co.	6,891	69
	Epoch Holding Corp.	4,357	69
	GAMCO Investors Inc.	1,432	67
*	FBR Capital Markets Corp.	17,804	66
	SWS Group Inc.	9,713	52
	Golub Capital BDC Inc.	2,919	50
*	Gleacher & Co. Inc.	24,953	48
	THL Credit Inc.	3,035	41
*	Penson Worldwide Inc.	6,028	40
	Pzena Investment
	Management Inc. Class A	2,793	21
			115,499
Commercial Banks (18.4%)
	Wells Fargo & Co.	1,572,769	50,738
	US Bancorp	604,679	16,768
	PNC Financial Services
	Group Inc.	165,682	10,223
	BB&T Corp.	218,501	6,031
	SunTrust Banks Inc.	157,619	4,755
	Fifth Third Bancorp	289,463	4,226
	Regions Financial Corp.	396,075	3,026
*	CIT Group Inc.	59,992	2,599
	KeyCorp	277,604	2,537
	M&T Bank Corp.	26,317	2,317
	Comerica Inc.	55,638	2,164
	Huntington Bancshares Inc.	272,308	1,863
	Zions Bancorporation	56,188	1,313
	Marshall & Ilsley Corp.	158,024	1,228
*	Popular Inc.	322,877	1,049
	East West Bancorp Inc.	44,298	1,029
	Cullen/Frost Bankers Inc.	17,222	1,009
*	First Horizon National Corp.	82,383	947
	Commerce Bancshares Inc.	23,452	942
	City National Corp.	14,838	874
	Associated Banc-Corp	51,830	750
	Bank of Hawaii Corp.	15,247	719
*	SVB Financial Group	13,244	718
	Fulton Financial Corp.	62,710	683
*	Signature Bank	12,828	666
	Valley National Bancorp	48,512	661
	TCF Financial Corp.	40,509	657
	CapitalSource Inc.	81,844	620

			Market
			Value•
		Shares	($000)
	Synovus Financial Corp.	235,386	600
	FirstMerit Corp.	34,326	585
	Prosperity Bancshares Inc.	14,001	572
	Webster Financial Corp.	23,383	542
	Iberiabank Corp.	8,463	485
	Westamerica Bancorporation	9,181	474
	Trustmark Corp.	19,112	448
	BOK Financial Corp.	8,555	439
	Whitney Holding Corp.	30,591	434
	Cathay General Bancorp	23,635	419
	Umpqua Holdings Corp.	35,955	411
	UMB Financial Corp.	10,195	407
	Susquehanna Bancshares
	Inc.	40,881	391
	FNB Corp.	37,986	381
	BancorpSouth Inc.	23,837	380
	United Bankshares Inc.	13,032	373
	Wintrust Financial Corp.	10,944	367
	Glacier Bancorp Inc.	22,790	356
	National Penn Bancshares
	Inc.	43,134	342
	First Citizens BancShares
	Inc. Class A	1,669	337
	MB Financial Inc.	16,288	335
	Old National Bancorp	29,845	334
	International Bancshares
	Corp.	17,188	328
	Hancock Holding Co.	9,292	322
	First Financial Bancorp	18,380	311
	First Midwest Bancorp Inc.	23,234	280
*	Texas Capital Bancshares
	Inc.	10,904	275
	Sterling Bancshares Inc.	30,396	275
	PrivateBancorp Inc. Class A	19,098	273
	First Financial Bankshares
	Inc.	5,299	266
	Community Bank System
	Inc.	10,492	264
	Columbia Banking System
	Inc.	12,408	246
	NBT Bancorp Inc.	10,862	242
	Park National Corp.	3,579	236
	CVB Financial Corp.	26,765	224
*	Investors Bancorp Inc.	16,225	220
	First Commonwealth
	Financial Corp.	32,249	211
	PacWest Bancorp	9,569	198
	S&T Bancorp Inc.	8,434	188
	Bank of the Ozarks Inc.	4,288	185
	Oriental Financial Group Inc.	15,346	184
*	Western Alliance Bancorp	21,449	174
	Chemical Financial Corp.	8,625	174
	Independent Bank Corp.	6,300	171
	City Holding Co.	4,902	168
	Home Bancshares Inc.	7,279	164
*	Pinnacle Financial Partners
	Inc.	9,934	158

Financials Index Fund

			Market
			Value•
		Shares	($000)
	WesBanco Inc.	7,482	156
	Boston Private Financial
	Holdings Inc.	21,581	153
	Sandy Spring Bancorp Inc.	7,622	145
	Danvers Bancorp Inc.	6,271	137
	Simmons First National Corp.
	Class A	4,619	133
	Wilmington Trust Corp.	29,369	132
	SCBT Financial Corp.	3,964	128
	Renasant Corp.	7,655	123
	Community Trust Bancorp
	Inc.	4,186	120
*	Nara Bancorp Inc.	11,212	117
	TowneBank	7,630	114
	Tompkins Financial Corp.	2,762	113
	Lakeland Financial Corp.	4,929	111
	First Financial Corp.	3,369	109
*	Citizens Republic Bancorp
	Inc.	126,566	106
	StellarOne Corp.	7,107	105
	Southside Bancshares Inc.	4,556	104
	SY Bancorp Inc.	4,184	104
	Washington Trust Bancorp
	Inc.	4,277	98
	Cardinal Financial Corp.	8,767	98
	Bancfirst Corp.	2,319	97
	First Busey Corp.	19,073	97
	Hudson Valley Holding Corp.	4,527	97
	Univest Corp.
	of Pennsylvania	5,060	91
	1st Source Corp.	4,571	89
	Arrow Financial Corp.	3,419	86
*	Southwest Bancorp Inc.	5,999	85
	Northfield Bancorp Inc.	6,237	84
	Sterling Bancorp	7,778	78
	Camden National Corp.	2,273	76
	First Bancorp	4,810	71
	First Merchants Corp.	7,974	71
	Lakeland Bancorp Inc.	7,179	69
	CoBiz Financial Inc.	10,558	69
	First Interstate Bancsystem
	Inc.	4,768	68
	Trico Bancshares	4,129	67
	Union First Market
	Bankshares Corp.	5,626	65
	Suffolk Bancorp	3,130	64
	First Community Bancshares
	Inc.	5,000	62
	Heartland Financial USA Inc.	3,592	61
	MainSource Financial Group
	Inc.	6,071	60
	Citizens & Northern Corp.	3,809	60
	Great Southern Bancorp Inc.	2,629	56
	Republic Bancorp Inc.
	Class A	3,273	56
	Wilshire Bancorp Inc.	6,025	40
	Capital City Bank Group Inc.	3,155	40
*	United Community Banks
	Inc.	28,463	39
	Ames National Corp.	1,993	38
			140,603
Consumer Finance (3.9%)
	American Express Co.	341,511	14,879
	Capital One Financial Corp.	144,060	7,170
	Discover Financial Services	171,548	3,731
*	SLM Corp.	153,203	2,270
*	Ezcorp Inc. Class A	13,920	399
	Cash America International
	Inc.	9,316	398

			Market
			Value•
		Shares	($000)
*	World Acceptance Corp.	4,961	297
*	First Cash Financial Services
	Inc.	8,057	264
*	Dollar Financial Corp.	11,664	249
	Nelnet Inc. Class A	9,618	215
*	Credit Acceptance Corp.	3,016	213
	Advance America Cash
	Advance Centers Inc.	13,513	73
*	First Marblehead Corp.	21,740	51
*	CompuCredit Holdings Corp.	3,298	22
*	Student Loan Corp. Escrow	1,231	3
			30,234
Diversified Financial Services (21.8%)
	JPMorgan Chase & Co.	1,232,942	57,566
	Bank of America Corp.	3,180,977	45,456
*	Citigroup Inc.	9,162,803	42,882
	CME Group Inc.	21,194	6,597
	NYSE Euronext	82,316	3,046
*	IntercontinentalExchange
	Inc.	19,518	2,502
	Leucadia National Corp.	61,377	2,033
	Moody’s Corp.	62,811	2,004
*	MSCI Inc. Class A	35,537	1,262
*	NASDAQ OMX Group Inc.	40,469	1,158
*	Portfolio Recovery
	Associates Inc.	5,367	447
*	PHH Corp.	17,539	433
	Compass Diversified
	Holdings	12,305	199
*	Pico Holdings Inc.	6,383	190
	Interactive Brokers Group
	Inc.	11,884	184
	MarketAxess Holdings Inc.	8,566	183
	CBOE Holdings Inc.	4,092	121
*	NewStar Financial Inc.	9,793	104
*	Asset Acceptance Capital
	Corp.	5,179	30
	Life Partners Holdings Inc.	3,099	26
			166,423
Insurance (21.7%)
*	Berkshire Hathaway Inc.
	Class B	278,233	24,284
	MetLife Inc.	295,078	13,975
	Prudential Financial Inc.	152,497	10,039
	Aflac Inc.	148,428	8,736
	Travelers Cos. Inc.	145,208	8,702
	ACE Ltd.	106,855	6,759
	Chubb Corp.	96,133	5,833
	Marsh & McLennan Cos.
	Inc.	171,070	5,207
	Allstate Corp.	161,197	5,123
	AON Corp.	93,455	4,919
	Loews Corp.	104,953	4,539
	Progressive Corp.	198,779	4,141
	Hartford Financial Services
	Group Inc.	133,113	3,940
	Principal Financial Group
	Inc.	100,987	3,460
	Lincoln National Corp.	99,855	3,167
	Unum Group	100,028	2,654
	XL Group plc Class A	101,906	2,380
	Willis Group Holdings plc	53,703	2,089
*	Genworth Financial Inc.
	Class A	154,336	2,042
	PartnerRe Ltd.	22,248	1,764
	Torchmark Corp.	25,493	1,663
	Cincinnati Financial Corp.	48,732	1,659
	Everest Re Group Ltd.	17,297	1,533

			Market
			Value•
		Shares	($000)
	Reinsurance Group
	of America Inc. Class A	23,079	1,394
*	Arch Capital Group Ltd.	15,369	1,391
	Assurant Inc.	33,632	1,366
	Axis Capital Holdings Ltd.	37,059	1,346
	American International
	Group Inc.	33,841	1,254
	WR Berkley Corp.	41,135	1,232
*	Markel Corp.	2,925	1,216
	RenaissanceRe Holdings
	Ltd.	17,301	1,160
	HCC Insurance Holdings
	Inc.	36,312	1,131
	Arthur J Gallagher & Co.	33,192	1,042
	Transatlantic Holdings Inc.	20,135	1,025
	Brown & Brown Inc.	38,141	997
	Old Republic International
	Corp.	77,504	969
	Fidelity National Financial Inc.
	Class A	68,368	947
	White Mountains Insurance
	Group Ltd.	2,401	912
	American Financial Group
	Inc.	23,954	830
	Protective Life Corp.	26,974	767
	Assured Guaranty Ltd.	49,280	716
	Aspen Insurance Holdings
	Ltd.	24,181	715
*	Allied World Assurance Co.
	Holdings Ltd.	11,241	694
	Endurance Specialty
	Holdings Ltd.	13,762	682
	StanCorp Financial Group Inc.	14,709	677
	Erie Indemnity Co. Class A	9,563	668
*	Alleghany Corp.	1,949	664
	Hanover Insurance Group Inc. 14,209		660
	Alterra Capital Holdings Ltd.	30,030	650
*	ProAssurance Corp.	9,519	603
	Validus Holdings Ltd.	19,167	593
*	MBIA Inc.	50,782	569
*	CNO Financial Group Inc.	75,600	547
	Platinum Underwriters
	Holdings Ltd.	12,341	515
	Delphi Financial Group Inc.	15,290	473
	First American Financial Corp.	29,507	465
	Unitrin Inc.	15,703	460
	Montpelier Re Holdings Ltd.	20,970	423
	Argo Group International
	Holdings Ltd.	9,806	374
	Symetra Financial Corp.	25,966	371
	Mercury General Corp.	8,597	354
	Tower Group Inc.	13,012	354
	Selective Insurance Group
	Inc.	16,798	305
	RLI Corp.	5,306	305
*	Greenlight Capital Re Ltd.
	Class A	9,474	274
	Employers Holdings Inc.	12,954	261
*	Navigators Group Inc.	4,704	247
	Infinity Property & Casualty
	Corp.	4,043	245
	American National Insurance
	Co.	2,947	239
	Primerica Inc.	9,099	234
	American Equity Investment
	Life Holding Co.	17,514	231
	Horace Mann Educators
	Corp.	12,362	210
*	Enstar Group Ltd.	2,366	198

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Safety Insurance Group Inc.	4,065	196
*	National Financial Partners
	Corp.	13,351	189
	Flagstone Reinsurance
	Holdings SA	14,830	169
	Amtrust Financial Services
	Inc.	8,544	164
	Meadowbrook Insurance
	Group Inc.	16,092	163
	FBL Financial Group Inc.
	Class A	4,770	149
	United Fire & Casualty Co.	6,970	144
*	CNA Surety Corp.	5,621	142
	Harleysville Group Inc.	3,776	138
	Maiden Holdings Ltd.	16,835	135
	National Western Life
	Insurance Co. Class A	759	133
*	Hilltop Holdings Inc.	13,528	131
*	AMERISAFE Inc.	6,015	120
*	FPIC Insurance Group Inc.	2,920	110
*	Global Indemnity plc	4,687	105
*	Citizens Inc.	13,962	104
	OneBeacon Insurance
	Group Ltd. Class A	7,380	101
*	Phoenix Cos. Inc.	36,214	96
*	eHealth Inc.	7,101	89
	State Auto Financial Corp.	5,047	87
	SeaBright Holdings Inc.	6,987	74
	Presidential Life Corp.	6,828	68
	Stewart Information
	Services Corp.	5,333	59
	Baldwin & Lyons Inc.	2,434	59
	Kansas City Life Insurance
	Co.	1,513	52
	National Interstate Corp.	2,105	44
	EMC Insurance Group Inc.	1,752	43
	Donegal Group Inc. Class A	3,189	41
	Universal Insurance
	Holdings Inc.	6,046	35
			165,703
Real Estate Investment Trusts (16.7%)
	Simon Property Group Inc.	92,335	10,161
	Public Storage	45,605	5,119
	Equity Residential	89,383	4,926
	Vornado Realty Trust	51,695	4,825
	Annaly Capital
	Management Inc.	250,181	4,486
	HCP Inc.	115,052	4,372
	Boston Properties Inc.	44,250	4,244
	Weyerhaeuser Co.	169,048	4,126
	Host Hotels & Resorts Inc.	210,061	3,865
	AvalonBay Communities Inc.	26,879	3,253
	ProLogis	179,481	2,918
	Ventas Inc.	49,581	2,748
	Kimco Realty Corp.	127,942	2,480
	Health Care REIT Inc.	45,674	2,385
	General Growth Properties
	Inc.	136,336	2,170
	Plum Creek Timber Co. Inc.	50,983	2,139
	Macerich Co.	41,076	2,080
	AMB Property Corp.	53,047	1,930
	SL Green Realty Corp.	24,665	1,868
	Nationwide Health
	Properties Inc.	39,898	1,705
	Digital Realty Trust Inc.	28,573	1,681
	Federal Realty Investment
	Trust	19,338	1,628
	Rayonier Inc.	25,311	1,552

			Market
			Value•
		Shares	($000)
	Alexandria Real Estate
	Equities Inc.	17,535	1,406
	UDR Inc.	57,541	1,399
	Chimera Investment Corp.	318,081	1,371
	Realty Income Corp.	36,892	1,327
	Camden Property Trust	21,725	1,285
	Essex Property Trust Inc.	9,981	1,235
	Liberty Property Trust	35,859	1,211
	Regency Centers Corp.	25,845	1,170
	Duke Realty Corp.	79,293	1,116
	Senior Housing Properties
	Trust	44,168	1,084
	Developers Diversified
	Realty Corp.	68,728	983
	BRE Properties Inc.	20,226	961
	Taubman Centers Inc.	17,235	956
	Apartment Investment
	& Management Co.	36,922	947
	Weingarten Realty Investors	36,033	932
	Mack-Cali Realty Corp.	27,176	922
	Hospitality Properties Trust	38,939	896
	American Capital Agency
	Corp.	27,796	819
	Piedmont Office Realty
	Trust Inc. Class A	40,074	802
	Highwoods Properties Inc.	22,538	765
	MFA Financial Inc.	88,587	750
	Omega Healthcare
	Investors Inc.	31,122	746
	Corporate Office Properties
	Trust	20,710	743
	CBL & Associates Properties
	Inc.	41,537	741
	BioMed Realty Trust Inc.	40,520	735
	Entertainment Properties
	Trust	14,722	702
	Mid-America Apartment
	Communities Inc.	10,795	701
	Home Properties Inc.	11,811	696
	American Campus
	Communities Inc.	20,529	686
	Tanger Factory Outlet
	Centers	25,638	683
	National Retail Properties
	Inc.	26,273	675
	Douglas Emmett Inc.	35,013	657
	CommonWealth REIT	22,838	656
	LaSalle Hotel Properties	23,108	652
	Kilroy Realty Corp.	16,440	637
	Washington Real Estate
	Investment Trust	19,814	619
*	DiamondRock Hospitality Co.	52,377	616
	Post Properties Inc.	15,284	596
	Equity Lifestyle Properties
	Inc.	9,209	535
	Hatteras Financial Corp.	17,665	523
	Extra Space Storage Inc.	26,257	519
	Brandywine Realty Trust	41,793	514
	Starwood Property Trust Inc.	21,647	506
	Potlatch Corp.	12,622	485
	Healthcare Realty Trust Inc.	20,134	469
	Colonial Properties Trust	23,330	460
	DuPont Fabros Technology
	Inc.	18,600	454
	DCT Industrial Trust Inc.	76,482	430
	Medical Properties Trust Inc.	35,072	411
*	Sunstone Hotel Investors Inc.	37,463	402
	Lexington Realty Trust	41,157	390
	PS Business Parks Inc.	6,176	389

			Market
			Value•
		Shares	($000)
	EastGroup Properties Inc.	8,484	386
	Redwood Trust Inc.	23,497	385
	National Health Investors Inc.	7,808	371
	Invesco Mortgage Capital Inc.	15,355	358
	Franklin Street Properties
	Corp.	22,485	338
	Sovran Self Storage Inc.	8,665	336
	Cypress Sharpridge
	Investments Inc.	25,139	313
*	Strategic Hotels & Resorts
	Inc.	48,072	312
	Equity One Inc.	16,225	311
	Hersha Hospitality Trust
	Class A	46,806	308
*	iStar Financial Inc.	29,230	292
	Capstead Mortgage Corp.	22,166	291
	Alexander’s Inc.	733	290
	Glimcher Realty Trust	30,869	284
	U-Store-It Trust	26,427	271
	Anworth Mortgage Asset
	Corp.	37,413	267
	Pebblebrook Hotel Trust	12,029	264
	Government Properties
	Income Trust	9,205	250
	Acadia Realty Trust	12,569	249
	Cousins Properties Inc.	29,240	248
	Getty Realty Corp.	8,340	245
	First Potomac Realty Trust	15,199	245
	Pennsylvania Real Estate
	Investment Trust	16,562	239
*	FelCor Lodging Trust Inc.	30,495	231
	Inland Real Estate Corp.	24,167	228
	Investors Real Estate Trust	24,247	226
	LTC Properties Inc.	7,250	212
	Associated Estates Realty
	Corp.	12,790	208
*	First Industrial Realty Trust
	Inc.	18,254	205
	Saul Centers Inc.	4,376	201
	Sun Communities Inc.	5,560	192
	Education Realty Trust Inc.	22,239	184
	Walter Investment
	Management Corp.	8,243	162
	PennyMac Mortgage
	Investment Trust	8,337	157
	Ramco-Gershenson
	Properties Trust	11,319	153
*	Ashford Hospitality Trust Inc.	14,666	151
	Universal Health Realty
	Income Trust	3,662	146
	NorthStar Realty Finance
	Corp.	24,240	145
	Retail Opportunity
	Investments Corp.	13,073	144
*	Sabra Healthcare REIT Inc.	7,350	135
	Two Harbors Investment
	Corp.	12,250	135
	Urstadt Biddle Properties Inc.
	Class A	6,490	126
	Kite Realty Group Trust	20,155	114
	Cedar Shopping Centers Inc.	18,552	112
	Parkway Properties Inc.	6,856	111
	Chesapeake Lodging Trust	5,539	103
	Colony Financial Inc.	4,663	99
	CapLease Inc.	18,267	98
	Winthrop Realty Trust	7,654	93
	Hudson Pacific Properties Inc.	4,962	75
	CreXus Investment Corp.	4,297	57
			128,082

Financials Index Fund

			Market
			Value•
		Shares	($000)
Real Estate Management & Development (0.8%)
*	CB Richard Ellis Group Inc.
	Class A	91,316	2,287
	Jones Lang LaSalle Inc.	13,425	1,321
*	St. Joe Co.	29,321	785
*	Forest City Enterprises Inc.
	Class A	38,574	729
*	Forestar Group Inc.	10,792	208
*	Altisource Portfolio Solutions
	SA	5,511	166
*	Tejon Ranch Co.	4,339	114
*	Kennedy-Wilson Holdings Inc.	7,231	80
*	Avatar Holdings Inc.	2,695	57
	Consolidated-Tomoka Land
	Co.	1,659	57
			5,804
Thrifts & Mortgage Finance (1.7%)
	New York Community
	Bancorp Inc.	130,480	2,435
	Hudson City Bancorp Inc.	149,480	1,719
	People’s United Financial
	Inc.	117,025	1,542
	First Niagara Financial Group
	Inc.	65,917	955
	Capitol Federal Financial Inc.	52,819	668
	Washington Federal Inc.	35,575	632
*	MGIC Investment Corp.	57,160	491
	NewAlliance Bancshares Inc.	29,961	469
	Northwest Bancshares Inc.	35,103	426
	Astoria Financial Corp.	27,898	391
	TFS Financial Corp.	29,247	304
	Radian Group Inc.	42,087	297
	Provident Financial Services
	Inc.	17,121	254
*	Ocwen Financial Corp.	23,591	250
	Oritani Financial Corp.	17,586	226
	Brookline Bancorp Inc.	18,580	193
	Trustco Bank Corp. NY	24,599	148
*	PMI Group Inc.	47,948	142
	Dime Community
	Bancshares Inc.	9,112	141

		Market
		Value•
	Shares	($000)
ViewPoint Financial Group	10,616	141
Flushing Financial Corp.	9,521	136
Provident New York Bancorp	10,853	103
Berkshire Hills Bancorp Inc.	4,532	102
WSFS Financial Corp.	2,085	98
* Beneficial Mutual Bancorp
Inc.	10,549	95
* Flagstar Bancorp Inc.	51,091	89
Territorial Bancorp Inc.	3,892	77
Westfield Financial Inc.	8,477	77
United Financial Bancorp Inc.	4,554	71
Abington Bancorp Inc.	5,311	66
Bank Mutual Corp.	13,893	64
First Financial Holdings Inc.	5,406	58
Home Federal Bancorp Inc.	4,846	54
BankFinancial Corp.	5,721	50
* Doral Financial Corp.	34,311	45
* Meridian Interstate Bancorp
Inc.	3,428	45
ESSA Bancorp Inc.	3,385	44
Rockville Financial Inc.	2,644	43
Roma Financial Corp.	2,582	27
		13,168
Total Common Stocks
(Cost $862,440)		765,516
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.213%
(Cost $703)	702,809	703
Total Investments (100.2%)
(Cost $863,143)		766,219
Other Assets and Liabilities (–0.2%)
Other Assets		3,027
Liabilities		(4,921)
		(1,894)
Net Assets (100%)		764,325

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,096,688
Overdistributed Net Investment Income	(723)
Accumulated Net Realized Losses	(234,716)
Unrealized Appreciation (Depreciation)	(96,924)
Net Assets	764,325

Admiral Shares—Net Assets
Applicable to 4,837,424 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	83,964
Net Asset Value Per Share—
Admiral Shares	$17.36

ETF Shares—Net Assets
Applicable to 19,643,974 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	680,361
Net Asset Value Per Share—
ETF Shares	$34.63

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations
Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	4,900
Interest[1]	1
Security Lending	2
Total Income	4,903
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative—
Admiral Shares	74
Management and Administrative—
ETF Shares	505
Marketing and Distribution—
Admiral Shares	8
Marketing and Distribution—
ETF Shares	85
Custodian Fees	20
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	21
Total Expenses	758
Net Investment Income	4,145
Realized Net Gain (Loss) on
Investment Securities Sold	(9,445)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	143,270
Net Increase (Decrease) in Net Assets
Resulting from Operations	137,970

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,145	8,182
Realized Net Gain (Loss)	(9,445)	(35,200)
Change in Unrealized Appreciation (Depreciation)	143,270	1,899
Net Increase (Decrease) in Net Assets Resulting from Operations	137,970	(25,119)
Distributions
Net Investment Income
Admiral Shares	(702)	(1,074)
ETF Shares	(5,169)	(8,041)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,871)	(9,115)
Capital Share Transactions
Admiral Shares	3,420	(5,323)
ETF Shares	99,540	(84,711)
Net Increase (Decrease) from Capital Share Transactions	102,960	(90,034)
Total Increase (Decrease)	235,059	(124,268)
Net Assets
Beginning of Period	529,266	653,534
End of Period[2]	764,325	529,266

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($723,000) and $1,003,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.99	$14.72	$20.38	$30.10	$29.86	$26.36
Investment Operations
Net Investment Income	.106	.209	.389	.700[1]	.770[1]	.716[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	3.415	(.715)	(5.596)	(9.699)	.145	3.392
Total from Investment Operations	3.521	(.506)	(5.207)	(8.999)	.915	4.108
Distributions
Dividends from Net Investment Income	(.151)	(.224)	(.453)	(.721)	(.675)	(.608)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.151)	(.224)	(.453)	(.721)	(.675)	(.608)
Net Asset Value, End of Period	$17.36	$13.99	$14.72	$20.38	$30.10	$29.86

Total Return[3]	25.29%	–3.52%	–25.35%	–30.36%	2.95%	15.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84	$65	$74	$81	$19	$8
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.36%	2.97%	3.06%	2.37%	2.49%
Portfolio Turnover Rate[4]	12%	11%	17%	10%	12%	6%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.01, $.00, $.00, and $.01.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$27.92	$29.38	$40.66	$60.04	$59.57	$52.57
Investment Operations
Net Investment Income	.213	.417	.784	1.449[1]	1.557[1]	1.430[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	6.795	(1.425)	(11.150)	(19.368)	.282	6.800
Total from Investment Operations	7.008	(1.008)	(10.366)	(17.919)	1.839	8.230
Distributions
Dividends from Net Investment Income	(.298)	(.452)	(.914)	(1.461)	(1.369)	(1.230)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.298)	(.452)	(.914)	(1.461)	(1.369)	(1.230)
Net Asset Value, End of Period	$34.63	$27.92	$29.38	$40.66	$60.04	$59.57

Total Return	25.20%	–3.51%	–25.31%	–30.30%	2.97%	15.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$680	$464	$580	$651	$282	$125
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.36%	3.00%	3.11%	2.41%	2.52%
Portfolio Turnover Rate[3]	12%	11%	17%	10%	12%	6%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.01, $.02, $.01, $.01, and $.01.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $124,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Financials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $5,177,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $159,472,000 to offset future net capital gains of $85,000 through August 31, 2014, $11,000 through August 31, 2015, $1,313,000 through August 31, 2016, $28,618,000 through August 31, 2017, and $129,445,000 through August 31, 2018. In addition, the fund realized losses of $59,815,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $863,143,000. Net unrealized depreciation of investment securities for tax purposes was $96,924,000, consisting of unrealized gains of $39,775,000 on securities that had risen in value since their purchase and $136,699,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $165,543,000 of investment securities and sold $66,873,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	16,737	1,033	15,750	1,024
Issued in Lieu of Cash Distributions	630	40	972	65
Redeemed[1]	(13,947)	(869)	(22,045)	(1,476)
Net Increase (Decrease)—Admiral Shares	3,420	204	(5,323)	(387)
ETF Shares
Issued	128,491	3,908	100,712	3,207
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(28,951)	(900)	(185,423)	(6,300)
Net Increase (Decrease)—ETF Shares	99,540	3,008	(84,711)	(3,093)
1 Net of redemption fees for fiscal 2011 and 2010 of $32,000 and $144,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	292	291	2,474
Median Market Cap	$26.7B	$26.7B	$32.2B
Price/Earnings Ratio	18.5x	18.5x	17.7x
Price/Book Ratio	2.6x	2.6x	2.3x
Yield[3]		1.8%	1.7%
Admiral Shares	1.6%
ETF Shares	1.6%
Return on Equity	18.6%	18.6%	19.1%
Earnings Growth Rate	7.9%	8.0%	5.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	9%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	1.00	0.69
Beta	1.00	0.68

Subindustry Diversification
(% of equity exposure)
Biotechnology	13.6%
Health Care Distributors	3.7
Health Care Equipment	17.4
Health Care Facilities	1.8
Health Care Services	6.5
Health Care Supplies	1.3
Health Care Technology	1.0
Life Sciences Tools & Services	5.7
Managed Health Care	8.0
Pharmaceuticals	41.0

Ten Largest Holdings[8] (% of total net assets)
Johnson & Johnson	10.4%
Pfizer Inc.	9.5
Merck & Co. Inc.	6.2
Abbott Laboratories	4.6
Amgen Inc.	3.0
UnitedHealth Group Inc.	2.9
Bristol-Myers Squibb Co.	2.7
Medtronic Inc.	2.7
Eli Lilly & Co.	2.2
Gilead Sciences Inc.	2.0
Top Ten	46.2%

1 MSCI US IMI/Health Care 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		5.80%	2.56%	2.97%
Net Asset Value		5.75	2.56	2.96
Admiral Shares[3]	2/5/2004	5.75	2.53	2.93

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Biotechnology (13.6%)
*	Amgen Inc.	427,228	21,930
*	Gilead Sciences Inc.	367,049	14,308
*	Celgene Corp.	212,916	11,306
*	Genzyme Corp.	117,173	8,841
*	Biogen Idec Inc.	107,734	7,369
*	Vertex Pharmaceuticals Inc.	91,409	4,266
*	Alexion Pharmaceuticals Inc.	40,540	3,903
*	Dendreon Corp.	64,798	2,177
*	Human Genome Sciences
	Inc.	84,633	2,118
*	Cephalon Inc.	33,851	1,906
*	United Therapeutics Corp.	24,076	1,624
*	BioMarin Pharmaceutical Inc.	45,751	1,119
*	Regeneron Pharmaceuticals
	Inc.	28,906	1,048
*	Onyx Pharmaceuticals Inc.	28,320	998
*	Amylin Pharmaceuticals Inc.	64,798	991
*	InterMune Inc.	22,755	833
*	Pharmasset Inc.	16,536	827
*	Myriad Genetics Inc.	42,300	783
*	Incyte Corp. Ltd.	54,969	752
*	Cepheid Inc.	26,871	712
*	Talecris Biotherapeutics
	Holdings Corp.	27,830	694
*	Seattle Genetics Inc.	42,435	630
*	Theravance Inc.	27,562	628
*	Alkermes Inc.	42,836	614
*	Exelixis Inc.	48,783	607
*	Cubist Pharmaceuticals Inc.	26,444	580
*	Isis Pharmaceuticals Inc.	42,362	386
*	Acorda Therapeutics Inc.	17,443	366
*	Ariad Pharmaceuticals Inc.	56,464	339
	PDL BioPharma Inc.	53,926	299
*	Targacept Inc.	10,432	299
*	Savient Pharmaceuticals Inc.	30,380	293
*	Immunogen Inc.	30,115	271
*	Geron Corp.	54,272	269
*	Clinical Data Inc.	8,827	268
*	Momenta Pharmaceuticals
	Inc.	19,043	264
*	Medivation Inc.	14,608	252
*	Halozyme Therapeutics Inc.	36,187	250
*	Celera Corp.	37,169	236
*	Enzon Pharmaceuticals Inc.	21,895	234
*	NPS Pharmaceuticals Inc.	29,640	229
*	Ironwood Pharmaceuticals
	Inc.	18,356	225
*	Opko Health Inc.	46,025	222
*	SIGA Technologies Inc.	16,551	222
*	Micromet Inc.	32,905	205
*	Emergent Biosolutions Inc.	9,476	199
*	Alnylam Pharmaceuticals Inc.	16,041	176
*	AMAG Pharmaceuticals Inc.	9,374	173
*	Genomic Health Inc.	6,552	165

			Market
			Value•
		Shares	($000)
*	Rigel Pharmaceuticals Inc.	23,212	162
*	Sangamo Biosciences Inc.	18,010	149
*	Lexicon Pharmaceuticals Inc.	76,747	149
*	Arqule Inc.	22,079	141
*	Protalix BioTherapeutics Inc.	19,947	141
*	MannKind Corp.	35,873	134
*	Allos Therapeutics Inc.	35,585	119
*	Metabolix Inc.	11,508	105
*	Codexis Inc.	8,579	92
*	Cell Therapeutics Inc.	325,914	91
*	PROLOR Biotech Inc.	15,378	88
*	Ligand Pharmaceuticals Inc.
	Class B	7,835	85
*	Progenics Pharmaceuticals
	Inc.	14,939	84
*	Nabi Biopharmaceuticals	14,614	83
*	Arena Pharmaceuticals Inc.	50,881	82
*	Dyax Corp.	41,809	72
*	Biotime Inc.	10,249	71
^,*	China Biologic Products Inc.	4,163	70
*	Idenix Pharmaceuticals Inc.	16,381	55
*	Biospecifics Technologies
	Corp.	1,988	54
*	Orexigen Therapeutics Inc.	15,664	51
*	Osiris Therapeutics Inc.	7,235	48
			99,532
Health Care Equipment & Supplies (18.7%)
	Medtronic Inc.	487,808	19,473
	Baxter International Inc.	263,250	13,992
	Covidien plc	223,879	11,519
	Stryker Corp.	134,107	8,484
	Becton Dickinson and Co.	103,899	8,312
*	St. Jude Medical Inc.	155,064	7,424
*	Intuitive Surgical Inc.	17,727	5,814
*	Zimmer Holdings Inc.	89,219	5,562
*	Boston Scientific Corp.	683,324	4,893
*	Edwards Lifesciences Corp.	51,730	4,399
	CR Bard Inc.	42,208	4,126
*	Varian Medical Systems Inc.	53,712	3,721
*	CareFusion Corp.	99,985	2,732
	Beckman Coulter Inc.	31,256	2,598
*	Hologic Inc.	116,542	2,352
	DENTSPLY International Inc.	61,042	2,281
*	ResMed Inc.	68,050	2,150
*	IDEXX Laboratories Inc.	25,995	2,020
*	Kinetic Concepts Inc.	29,143	1,427
*	Alere Inc.	36,144	1,397
*	Gen-Probe Inc.	21,937	1,379
	Cooper Cos. Inc.	20,939	1,294
	Hill-Rom Holdings Inc.	28,549	1,087
	Teleflex Inc.	17,949	1,048
*	Sirona Dental Systems Inc.	18,674	942
	STERIS Corp.	26,700	904
*	American Medical Systems
	Holdings Inc.	34,074	747
	Masimo Corp.	23,847	719

			Market
			Value•
		Shares	($000)
*	Thoratec Corp.	25,008	697
*	Haemonetics Corp.	11,185	690
	West Pharmaceutical
	Services Inc.	14,986	616
*	Immucor Inc.	31,456	612
*	Volcano Corp.	20,404	535
*	Align Technology Inc.	25,581	533
*	Integra LifeSciences
	Holdings Corp.	9,816	492
*	NuVasive Inc.	17,670	472
*	Zoll Medical Corp.	9,710	449
*	Cyberonics Inc.	12,613	417
*	Arthrocare Corp.	12,021	415
*	DexCom Inc.	27,455	402
	Invacare Corp.	13,234	391
	Meridian Bioscience Inc.	18,066	390
*	Neogen Corp.	9,719	363
*	HeartWare International Inc.	4,282	360
*	Insulet Corp.	19,345	342
*	CONMED Corp.	12,800	339
	Analogic Corp.	5,826	316
*	Wright Medical Group Inc.	17,523	277
*	Abaxis Inc.	10,018	266
*	Greatbatch Inc.	10,403	259
*	Orthofix International NV	8,007	253
*	NxStage Medical Inc.	12,028	248
*	MAKO Surgical Corp.	11,640	240
*	ICU Medical Inc.	5,424	228
*	Accuray Inc.	22,327	221
*	SonoSite Inc.	6,146	221
*	Merit Medical Systems Inc.	12,209	209
*	Natus Medical Inc.	12,732	202
*	Angiodynamics Inc.	11,167	188
*	Conceptus Inc.	13,324	187
*	ABIOMED Inc.	14,209	177
*	Quidel Corp.	13,130	173
*	Symmetry Medical Inc.	15,985	144
	Cantel Medical Corp.	6,521	142
*	OraSure Technologies Inc.	20,423	142
	Atrion Corp.	765	135
*	Palomar Medical
	Technologies Inc.	7,925	127
*	Unilife Corp.	23,891	113
*	Kensey Nash Corp.	4,001	105
*	Synovis Life Technologies
	Inc.	5,072	100
*	SurModics Inc.	7,018	92
*	IRIS International Inc.	8,302	84
*	Stereotaxis Inc.	21,000	83
*	Orthovita Inc.	30,731	73
*	Exactech Inc.	3,775	72
*	TomoTherapy Inc.	19,166	68
*	RTI Biologics Inc.	24,301	65
*	CryoLife Inc.	12,005	65
*	Alimera Sciences Inc.	3,604	29
*	MELA Sciences Inc.	10,808	28
			136,643

Health Care Index Fund

			Market
			Value•
		Shares	($000)
Health Care Providers & Services (19.9%)
	UnitedHealth Group Inc.	497,347	21,177
*	Express Scripts Inc.	226,009	12,706
*	WellPoint Inc.	177,943	11,828
*	Medco Health Solutions Inc.	191,864	11,826
	McKesson Corp.	114,386	9,069
	Aetna Inc.	180,913	6,759
	Cardinal Health Inc.	158,253	6,590
	CIGNA Corp.	122,501	5,154
*	Humana Inc.	76,149	4,950
	AmerisourceBergen Corp.
	Class A	125,680	4,765
*	Laboratory Corp.
	of America Holdings	46,347	4,177
	Quest Diagnostics Inc.	73,000	4,143
*	DaVita Inc.	43,861	3,481
*	Henry Schein Inc.	41,228	2,844
*	Coventry Health Care Inc.	66,770	2,016
	Universal Health Services
	Inc. Class B	40,402	1,847
*	Community Health
	Systems Inc.	42,553	1,739
*	Tenet Healthcare Corp.	218,621	1,570
	Omnicare Inc.	53,255	1,525
	Patterson Cos. Inc.	41,898	1,399
*	Mednax Inc.	21,387	1,389
*	AMERIGROUP Corp.	22,928	1,315
	Lincare Holdings Inc.	44,228	1,298
*	Health Net Inc.	43,892	1,291
*	Brookdale Senior Living Inc.
	Class A	46,162	1,241
*	Health Management
	Associates Inc. Class A	112,956	1,130
*	Healthsouth Corp.	42,068	1,018
*	LifePoint Hospitals Inc.	24,451	953
*	HMS Holdings Corp.	12,252	926
*	VCA Antech Inc.	36,811	922
	Owens & Minor Inc.	28,360	885
*	Emergency Medical
	Services Corp. Class A	13,680	864
*	Healthspring Inc.	21,955	826
*	Catalyst Health Solutions Inc.	17,099	773
*	Magellan Health Services Inc.	15,019	721
*	WellCare Health Plans Inc.	19,107	717
*	Centene Corp.	23,272	709
	Chemed Corp.	10,340	677
*	PSS World Medical Inc.	25,453	662
*	Amedisys Inc.	12,924	464
*	Kindred Healthcare Inc.	17,762	443
*	RehabCare Group Inc.	11,235	417
*	MWI Veterinary Supply Inc.	5,283	366
*	Gentiva Health Services Inc.	12,719	359
*	Hanger Orthopedic Group
	Inc.	13,262	357
*	Amsurg Corp. Class A	13,713	324
	Universal American Corp.	15,343	316
*	Emeritus Corp.	12,809	301
*	IPC The Hospitalist Co. Inc.	7,315	298
*	Air Methods Corp.	5,095	296
	Landauer Inc.	4,214	265
*	Sunrise Senior Living Inc.	22,508	256
*	Molina Healthcare Inc.	6,707	235

			Market
			Value•
		Shares	($000)
*	Bio-Reference Labs Inc.	11,174	234
*	Healthways Inc.	15,462	216
*	LHC Group Inc.	7,218	216
*	Accretive Health Inc.	10,422	212
*	Select Medical Holdings
	Corp.	25,184	196
*	Triple-S Management Corp.
	Class B	9,280	183
	National Healthcare Corp.	3,400	162
*	PharMerica Corp.	13,695	161
*	Corvel Corp.	3,229	160
	Ensign Group Inc.	5,172	157
*	Sun Healthcare Group Inc.	10,580	156
*	Assisted Living Concepts Inc.
	Class A	4,294	154
*	Almost Family Inc.	3,747	146
*	Team Health Holdings Inc.	7,366	136
*	Skilled Healthcare Group Inc.	9,069	124
*	AMN Healthcare Services
	Inc.	14,571	109
*	Medcath Corp.	7,542	107
*	Cross Country Healthcare
	Inc.	12,427	103
*	Alliance HealthCare
	Services Inc.	12,879	53
			145,564
Health Care Technology (1.0%)
*	Cerner Corp.	31,590	3,173
*	Allscripts Healthcare
	Solutions Inc.	80,100	1,710
	Quality Systems Inc.	9,155	731
*	athenahealth Inc.	14,686	666
*	MedAssets Inc.	19,322	274
	Computer Programs
	& Systems Inc.	4,482	242
*	Emdeon Inc. Class A	14,306	225
*	Medidata Solutions Inc.	7,910	205
*	Omnicell Inc.	14,653	197
*	Vital Images Inc.	6,225	93
			7,516
Life Sciences Tools & Services (5.7%)
*	Thermo Fisher Scientific
	Inc.	179,688	10,030
*	Agilent Technologies Inc.	156,814	6,599
*	Life Technologies Corp.	84,500	4,510
*	Illumina Inc.	55,985	3,885
*	Waters Corp.	41,421	3,440
*	Mettler-Toledo International
	Inc.	14,751	2,528
*	Covance Inc.	29,254	1,651
	PerkinElmer Inc.	52,918	1,402
	Pharmaceutical Product
	Development Inc.	50,869	1,397
	Techne Corp.	15,808	1,133
*	Bio-Rad Laboratories Inc.
	Class A	8,617	984
*	Dionex Corp.	7,861	926
*	Charles River Laboratories
	International Inc.	22,163	808
*	Parexel International Corp.	26,381	619
*	Bruker Corp.	29,729	571
*	Luminex Corp.	17,085	322

			Market
			Value•
		Shares	($000)
*	Sequenom Inc.	40,831	251
*	Affymetrix Inc.	31,866	156
*	eResearchTechnology Inc.	21,990	140
*	Enzo Biochem Inc.	15,257	66
*	Albany Molecular Research
	Inc.	9,820	44
			41,462
Pharmaceuticals (41.0%)
	Johnson & Johnson	1,242,014	76,309
	Pfizer Inc.	3,620,578	69,660
	Merck & Co. Inc.	1,393,323	45,381
	Abbott Laboratories	699,151	33,629
	Bristol-Myers Squibb Co.	772,396	19,936
	Eli Lilly & Co.	469,375	16,222
	Allergan Inc.	138,575	10,278
*	Mylan Inc.	196,836	4,502
*	Forest Laboratories Inc.	128,627	4,167
*	Hospira Inc.	75,443	3,987
*	Watson Pharmaceuticals
	Inc.	59,728	3,344
	Perrigo Co.	37,176	2,841
*	Endo Pharmaceuticals
	Holdings Inc.	51,888	1,843
	Warner Chilcott plc Class A	51,178	1,212
*	Salix Pharmaceuticals Ltd.	26,051	869
	Medicis Pharmaceutical
	Corp. Class A	27,063	868
*	Viropharma Inc.	35,088	629
*	Impax Laboratories Inc.	24,378	502
*	Par Pharmaceutical Cos.
	Inc.	15,895	491
*	Nektar Therapeutics	50,660	486
*	Auxilium Pharmaceuticals
	Inc.	21,330	479
*	Medicines Co.	24,025	418
*	Questcor Pharmaceuticals
	Inc.	26,640	345
*	Ardea Biosciences Inc.	10,527	279
*	Vivus Inc.	36,255	276
*	MAP Pharmaceuticals Inc.	8,782	142
*	Akorn Inc.	25,019	140
*	BioMimetic Therapeutics
	Inc.	9,538	129
*	Cadence Pharmaceuticals
	Inc.	16,916	127
*	Inspire Pharmaceuticals Inc.	28,238	113
*	Durect Corp.	34,853	113
	Pain Therapeutics Inc.	16,323	112
*	XenoPort Inc.	14,098	102
*	Obagi Medical Products Inc.	8,404	96
*	Pozen Inc.	10,612	55
*	Caraco Pharmaceutical
	Laboratories Ltd.	5,062	26
*	Sucampo Pharmaceuticals
	Inc. Class A	3,685	16
*	King Pharmaceuticals Inc.	700	10
			300,134
Total Common Stocks
(Cost $732,266)			730,851

Health Care Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.213%
(Cost $586)	585,726	586
Total Investments (100.0%)
(Cost $732,852)		731,437
Other Assets and Liabilities (0.0%)
Other Assets		5,840
Liabilities[2]		(5,568)
		272
Net Assets (100%)		731,709

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	779,267
Undistributed Net Investment Income	1,100
Accumulated Net Realized Losses	(47,243)
Unrealized Appreciation (Depreciation)	(1,415)
Net Assets	731,709

Admiral Shares—Net Assets
Applicable to 2,316,668 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	67,993
Net Asset Value Per Share—
Admiral Shares	$29.35

ETF Shares—Net Assets
Applicable to 11,314,919 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	663,716
Net Asset Value Per Share—
ETF Shares	$58.66

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $34,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $36,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations
Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	6,811
Interest[1]	1
Security Lending	15
Total Income	6,827
Expenses
The Vanguard Group—Note B
Investment Advisory Services	50
Management and Administrative—
Admiral Shares	62
Management and Administrative—
ETF Shares	561
Marketing and Distribution—
Admiral Shares	6
Marketing and Distribution—
ETF Shares	92
Custodian Fees	8
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	27
Total Expenses	806
Net Investment Income	6,021
Realized Net Gain (Loss) on
Investment Securities Sold	2,438
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	112,724
Net Increase (Decrease) in Net Assets
Resulting from Operations	121,183

Statement of Changes in Net Assets
	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,021	18,873
Realized Net Gain (Loss)	2,438	(11,505)
Change in Unrealized Appreciation (Depreciation)	112,724	5,094
Net Increase (Decrease) in Net Assets Resulting from Operations	121,183	12,462
Distributions
Net Investment Income
Admiral Shares	(1,048)	(3,211)
ETF Shares	(10,588)	(16,212)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(11,636)	(19,423)
Capital Share Transactions
Admiral Shares	4,540	(60,866)
ETF Shares	6,356	14,020
Net Increase (Decrease) from Capital Share Transactions	10,896	(46,846)
Total Increase (Decrease)	120,443	(53,807)
Net Assets
Beginning of Period	611,266	665,073
End of Period[2]	731,709	611,266

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,100,000 and $6,715,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$24.87	$25.19	$28.68	$29.82	$27.99	$26.92
Investment Operations
Net Investment Income	.262	.729[1]	.398	.345	.392	.304[2]
Net Realized and Unrealized Gain (Loss)
on Investments	4.699	(.312)	(3.524)	(1.090)	1.736	.951
Total from Investment Operations	4.961	.417	(3.126)	(.745)	2.128	1.255
Distributions
Dividends from Net Investment Income	(.481)	(.737)	(.364)	(.395)	(.298)	(.185)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.481)	(.737)	(.364)	(.395)	(.298)	(.185)
Net Asset Value, End of Period	$29.35	$24.87	$25.19	$28.68	$29.82	$27.99

Total Return[3]	20.02%	1.41%	–10.74%	–2.59%	7.65%	4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$68	$54	$111	$136	$132	$108
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.78%	2.74%[1]	1.75%	1.36%	1.42%	1.12%
Portfolio Turnover Rate[4]	9%	10%	6%	8%	10%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$49.72	$50.37	$57.36	$59.65	$55.99	$53.85
Investment Operations
Net Investment Income	.519	1.483[1]	.809	.720	.809	.622[2]
Net Realized and Unrealized Gain (Loss)
on Investments	9.400	(.646)	(7.045)	(2.190)	3.466	1.905
Total from Investment Operations	9.919	.837	(6.236)	(1.470)	4.275	2.527
Distributions
Dividends from Net Investment Income	(.979)	(1.487)	(.754)	(.820)	(.615)	(.387)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.979)	(1.487)	(.754)	(.820)	(.615)	(.387)
Net Asset Value, End of Period	$58.66	$49.72	$50.37	$57.36	$59.65	$55.99

Total Return	20.02%	1.40%	–10.70%	–2.55%	7.69%	4.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$664	$558	$554	$614	$477	$364
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.78%	2.74%[1]	1.78%	1.41%	1.46%	1.15%
Portfolio Turnover Rate[3]	9%	10%	6%	8%	10%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Calculated based on average shares outstanding.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $117,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Health Care Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $4,825,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $20,852,000 to offset future net capital gains of $207,000 through August 31, 2014, $343,000 through August 31, 2015, $3,126,000 through August 31, 2016, $7,261,000 through August 31, 2017, and $9,915,000 through August 31, 2018. In addition, the fund realized losses of $23,043,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $732,852,000. Net unrealized depreciation of investment securities for tax purposes was $1,415,000, consisting of unrealized gains of $72,952,000 on securities that had risen in value since their purchase and $74,367,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $65,733,000 of investment securities and sold $59,783,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	10,753	380	13,125	486
Issued in Lieu of Cash Distributions	911	32	1,377	51
Redeemed[1]	(7,124)	(254)	(75,368)	(2,777)
Net Increase (Decrease)—Admiral Shares	4,540	158	(60,866)	(2,240)
ETF Shares
Issued	34,528	600	92,508	1,712
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(28,172)	(500)	(78,488)	(1,500)
Net Increase (Decrease)—ETF Shares	6,356	100	14,020	212
1 Net of redemption fees for fiscal 2011 and 2010 of $16,000 and $22,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	367	367	2,474
Median Market Cap	$27.2B	$27.2B	$32.2B
Price/Earnings Ratio	19.3x	19.3x	17.7x
Price/Book Ratio	2.8x	2.8x	2.3x
Yield[3]		1.7%	1.7%
Admiral Shares	1.4%
ETF Shares	1.4%
Return on Equity	19.6%	19.6%	19.1%
Earnings Growth Rate	1.6%	1.7%	5.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	1.00	0.94
Beta	1.00	1.27

Subindustry Diversification
(% of equity exposure)
Aerospace & Defense	20.3%
Air Freight & Logistics	6.4
Airlines	2.1
Building Products	1.2
Construction & Engineering	3.1
Construction & Farm Machinery
& Heavy Trucks	11.3
Diversified Support Services	1.0
Electrical Components & Equipment	6.9
Environmental & Facilities Services	2.8
Human Resource & Employment Services	1.0
Industrial Conglomerates	18.7
Industrial Machinery	11.4
Office Services & Supplies	1.1
Railroads	6.2
Research & Consulting Services	1.7
Trading Companies & Distributors	2.0
Trucking	1.4
Other Industrials	1.4

Ten Largest Holdings[8] (% of total net assets)
General Electric Co.	13.0%
United Technologies Corp.	4.3
Caterpillar Inc.	3.9
3M Co.	3.7
United Parcel Service Inc. Class B	3.2
Boeing Co.	2.9
Union Pacific Corp.	2.7
Emerson Electric Co.	2.6
Honeywell International Inc.	2.5
Deere & Co.	2.2
Top Ten	41.0%

1 MSCI US IMI/Industrials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		27.22%	4.07%	6.17%
Net Asset Value		27.09	4.05	6.15
Admiral Shares[3]	5/8/2006	27.12	—	1.11

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.2%)
Aerospace & Defense (20.3%)
	United Technologies Corp.	294,414	24,595
	Boeing Co.	234,994	16,922
	Honeywell International Inc.	251,691	14,575
	General Dynamics Corp.	107,745	8,201
	Lockheed Martin Corp.	102,720	8,131
	Precision Castparts Corp.	48,092	6,817
	Raytheon Co.	122,358	6,266
	Northrop Grumman Corp.	93,084	6,207
	Goodrich Corp.	42,078	3,628
	Rockwell Collins Inc.	52,633	3,392
	ITT Corp.	58,538	3,391
	L-3 Communications
	Holdings Inc.	37,983	3,012
*	TransDigm Group Inc.	15,766	1,267
*	BE Aerospace Inc.	32,551	1,098
*	Spirit Aerosystems
	Holdings Inc. Class A	35,959	935
	Alliant Techsystems Inc.	11,177	807
*	Esterline Technologies Corp.	10,095	722
*	Teledyne Technologies Inc.	12,183	638
*	Hexcel Corp.	32,641	605
*	Moog Inc. Class A	13,119	596
	Curtiss-Wright Corp.	15,426	569
	Triumph Group Inc.	6,481	561
*	DigitalGlobe Inc.	11,518	372
*	AAR Corp.	13,228	361
*	Orbital Sciences Corp.	19,369	345
*	GeoEye Inc.	7,422	331
*	Ceradyne Inc.	8,093	309
	American Science
	& Engineering Inc.	3,032	285
*	Ladish Co. Inc.	4,987	270
	Cubic Corp.	5,352	269
	HEICO Corp. Class A	5,954	233
	National Presto Industries
	Inc.	1,613	204
	HEICO Corp.	2,849	158
*	Aerovironment Inc.	5,133	149
*	GenCorp Inc.	16,516	86
*	Taser International Inc.	20,059	76
	Ducommun Inc.	3,300	74
			116,457
Air Freight & Logistics (6.4%)
	United Parcel Service Inc.
	Class B	246,448	18,188
	FedEx Corp.	100,553	9,052
	CH Robinson Worldwide Inc.	55,890	4,046
	Expeditors International
	of Washington Inc.	71,270	3,407
	UTi Worldwide Inc.	34,162	680
*	Atlas Air Worldwide
	Holdings Inc.	8,689	593
*	HUB Group Inc. Class A	12,391	433
	Forward Air Corp.	9,740	288
*	Pacer International Inc.	11,531	63
			36,750

			Market
			Value•
		Shares	($000)
Airlines (2.1%)
*	Delta Air Lines Inc.	264,773	2,976
	Southwest Airlines Co.	250,736	2,966
*	United Continental
	Holdings Inc.	106,971	2,572
*	AMR Corp.	111,856	754
*	Alaska Air Group Inc.	12,502	743
*	JetBlue Airways Corp.	83,568	476
*	US Airways Group Inc.	54,026	465
*	AirTran Holdings Inc.	43,108	315
	Skywest Inc.	18,824	311
	Allegiant Travel Co. Class A	4,608	190
*	Hawaiian Holdings Inc.	17,331	115
*	Republic Airways Holdings
	Inc.	14,826	94
			11,977
Building Products (1.2%)
	Masco Corp.	120,788	1,641
*	Owens Corning	37,658	1,346
	Lennox International Inc.	15,245	739
	AO Smith Corp.	12,816	518
*	USG Corp.	24,448	419
	Simpson Manufacturing Co.
	Inc.	13,244	383
	Armstrong World Industries
	Inc.	6,773	282
*	Griffon Corp.	19,805	239
	Quanex Building Products
	Corp.	12,564	237
	Ameron International Corp.	2,935	207
	Universal Forest Products
	Inc.	5,802	198
*	Trex Co. Inc.	4,362	131
	Apogee Enterprises Inc.	9,405	129
	AAON Inc.	4,127	127
*	Gibraltar Industries Inc.	9,036	98
	American Woodmark Corp.	3,076	61
			6,755
Commercial Services & Supplies (5.7%)
	Waste Management Inc.	151,861	5,628
	Republic Services Inc.
	Class A	129,651	3,839
*	Stericycle Inc.	27,270	2,357
	Pitney Bowes Inc.	68,247	1,718
	Iron Mountain Inc.	60,740	1,579
	Avery Dennison Corp.	33,110	1,322
	RR Donnelley & Sons Co.	69,238	1,289
	Cintas Corp.	43,905	1,235
	Waste Connections Inc.	36,899	1,070
*	Corrections Corp. of America	36,983	919
*	Copart Inc.	19,944	838
	Covanta Holding Corp.	44,285	749
*	Clean Harbors Inc.	7,941	730
*	Geo Group Inc.	21,640	550
*	United Stationers Inc.	7,829	528
	Herman Miller Inc.	18,177	490
*	Tetra Tech Inc.	20,681	486
	Brink’s Co.	15,704	485

			Market
			Value•
		Shares	($000)
	HNI Corp.	15,052	477
	Deluxe Corp.	17,226	440
	Rollins Inc.	22,323	438
	Mine Safety Appliances Co.	11,546	417
	ABM Industries Inc.	14,820	395
	Healthcare Services
	Group Inc.	20,934	372
	Knoll Inc.	15,697	324
	Unifirst Corp.	4,976	281
*	Mobile Mini Inc.	12,228	278
	Interface Inc. Class A	16,235	271
	Steelcase Inc. Class A	27,202	264
*	SYKES Enterprises Inc.	13,539	252
	McGrath Rentcorp	7,601	209
	G&K Services Inc. Class A	6,272	203
*	Consolidated Graphics Inc.	3,667	200
*	Higher One Holdings Inc.	9,309	175
	EnergySolutions Inc.	25,198	167
	Viad Corp.	6,879	158
*	ACCO Brands Corp.	18,340	157
*	Team Inc.	6,047	157
	Ennis Inc.	8,672	141
*	KAR Auction Services Inc.	9,037	127
*	EnerNOC Inc.	5,777	111
*	American Reprographics Co.	12,192	108
*	Cenveo Inc.	18,615	104
	US Ecology Inc.	5,877	99
*	M&F Worldwide Corp.	3,886	96
	Schawk Inc. Class A	5,081	92
*	Standard Parking Corp.	4,765	86
*	Metalico Inc.	13,059	83
*	Innerworkings Inc.	9,167	75
	Kimball International Inc.
	Class B	8,516	61
*	APAC Customer Services Inc.	8,856	52
	Courier Corp.	3,403	48
*	Fuel Tech Inc.	5,595	42
			32,772
Construction & Engineering (3.1%)
	Fluor Corp.	60,006	4,246
*	Jacobs Engineering Group
	Inc.	42,322	2,119
	KBR Inc.	50,675	1,662
*	Quanta Services Inc.	70,872	1,617
*	Foster Wheeler AG	41,362	1,496
*	URS Corp.	27,768	1,292
*	Shaw Group Inc.	28,515	1,133
*	Aecom Technology Corp.	32,200	922
*	EMCOR Group Inc.	22,240	709
*	Insituform Technologies Inc.
	Class A	13,130	339
	Granite Construction Inc.	11,701	333
*	MasTec Inc.	15,326	285
	Tutor Perini Corp.	10,222	243
*	Layne Christensen Co.	6,557	219
*	Dycom Industries Inc.	11,802	204
	Comfort Systems USA Inc.	12,757	169
*	MYR Group Inc.	6,686	151

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	Great Lakes Dredge
	& Dock Corp.	18,685	147
*	Orion Marine Group Inc.	9,080	112
*	Furmanite Corp.	12,920	94
*	Michael Baker Corp.	2,792	88
*	Northwest Pipe Co.	3,062	73
*	Sterling Construction Co. Inc.	5,152	67
*	Pike Electric Corp.	6,073	59
			17,779
Electrical Equipment (7.2%)
	Emerson Electric Co.	253,233	15,108
	Rockwell Automation Inc.	47,587	4,175
	Cooper Industries plc	54,609	3,514
	Roper Industries Inc.	32,000	2,692
	AMETEK Inc.	53,716	2,253
*	Babcock & Wilcox Co.	39,174	1,323
	Hubbell Inc. Class B	17,740	1,198
*	Sensata Technologies
	Holding NV	29,269	969
*	Thomas & Betts Corp.	17,483	968
	Regal-Beloit Corp.	12,955	945
	Acuity Brands Inc.	14,595	825
*	GrafTech International Ltd.	40,632	813
*	General Cable Corp.	17,470	758
	Woodward Inc.	19,662	647
*	EnerSys	16,744	594
	Brady Corp. Class A	16,396	586
	Belden Inc.	15,754	577
*	Polypore International Inc.	9,714	568
*	II-VI Inc.	8,835	452
*	American Superconductor
	Corp.	16,141	428
	Franklin Electric Co. Inc.	6,631	282
*	A123 Systems Inc.	22,864	217
	AZZ Inc.	4,188	179
*	Generac Holdings Inc.	9,013	165
	Encore Wire Corp.	6,212	146
*	Harbin Electric Inc.	6,772	128
*	Capstone Turbine Corp.	81,940	125
	Vicor Corp.	7,058	107
*	Powell Industries Inc.	2,718	102
*	Ener1 Inc.	27,257	101
*	Fushi Copperweld Inc.	8,750	85
*	Advanced Battery
	Technologies Inc.	20,598	80
*	Lihua International Inc.	5,395	58
	Preformed Line Products
	Co.	781	55
*	Valence Technology Inc.	24,268	37
*	Broadwind Energy Inc.	17,557	28
			41,288
Industrial Conglomerates (18.7%)
	General Electric Co.	3,575,874	74,807
	3M Co.	228,958	21,117
	Tyco International Ltd.	164,262	7,448
	Textron Inc.	92,261	2,499
	Carlisle Cos. Inc.	20,468	880
	Raven Industries Inc.	5,418	294
	Seaboard Corp.	123	285
	Tredegar Corp.	7,973	156
	Standex International Corp.	4,188	144
			107,630
Machinery (22.8%)
	Caterpillar Inc.	214,877	22,117
	Deere & Co.	142,563	12,852
	Danaher Corp.	187,333	9,479
	Illinois Tool Works Inc.	141,470	7,653
	Cummins Inc.	63,058	6,376
	Eaton Corp.	53,934	5,975

			Market
			Value•
		Shares	($000)
	PACCAR Inc.	110,448	5,537
	Ingersoll-Rand plc	109,373	4,955
	Parker Hannifin Corp.	54,315	4,844
	Dover Corp.	62,869	4,039
	Joy Global Inc.	34,662	3,375
	Bucyrus International Inc.
	Class A	25,830	2,352
	Flowserve Corp.	18,729	2,340
	Pall Corp.	38,654	2,101
*	AGCO Corp.	31,228	1,711
	Donaldson Co. Inc.	24,391	1,373
	Timken Co.	27,699	1,349
	SPX Corp.	16,849	1,344
*	Navistar International Corp.	21,658	1,342
	Gardner Denver Inc.	17,614	1,288
*	WABCO Holdings Inc.	21,687	1,267
*	Terex Corp.	36,549	1,233
	Pentair Inc.	33,123	1,228
	IDEX Corp.	27,482	1,133
	Snap-On Inc.	19,519	1,121
	Nordson Corp.	10,257	1,117
*	Oshkosh Corp.	30,447	1,086
	Kennametal Inc.	27,552	1,060
	Lincoln Electric Holdings Inc.	14,201	1,014
	Harsco Corp.	26,970	922
	Wabtec Corp.	16,091	913
	Manitowoc Co. Inc.	43,998	872
	Trinity Industries Inc.	26,766	834
	Graco Inc.	20,152	820
	Crane Co.	16,766	792
	Valmont Industries Inc.	7,056	720
	CLARCOR Inc.	16,943	697
	Toro Co.	10,510	656
	Actuant Corp. Class A	22,876	647
	Robbins & Myers Inc.	13,531	577
*	ArvinMeritor Inc.	29,914	536
*	Middleby Corp.	5,900	529
	Kaydon Corp.	11,220	440
*	Chart Industries Inc.	9,611	436
	Mueller Industries Inc.	12,644	430
	Watts Water Technologies
	Inc. Class A	10,095	395
	ESCO Technologies Inc.	8,872	340
	Briggs & Stratton Corp.	16,873	340
	Barnes Group Inc.	15,645	333
*	3D Systems Corp.	6,248	306
	Lindsay Corp.	4,195	296
*	EnPro Industries Inc.	6,912	274
	Titan International Inc.	11,230	270
*	RBC Bearings Inc.	7,370	267
*	Wabash National Corp.	22,791	237
	Tennant Co.	5,740	233
	Albany International Corp.	9,311	227
	CIRCOR International Inc.	5,712	226
*	Astec Industries Inc.	6,433	221
	NACCO Industries Inc.
	Class A	1,695	211
	Mueller Water Products Inc.
	Class A	51,990	211
*	Blount International Inc.	13,730	209
*	Greenbrier Cos. Inc.	7,912	198
	Badger Meter Inc.	4,772	188
	Gorman-Rupp Co.	5,025	188
	John Bean Technologies
	Corp.	9,476	180
*	Colfax Corp.	8,010	178
	Sun Hydraulics Corp.	4,276	154
	Cascade Corp.	3,124	153
*	LB Foster Co. Class A	3,451	145

			Market
			Value•
		Shares	($000)
	Federal Signal Corp.	20,790	134
*	Sauer-Danfoss Inc.	4,083	125
*	Force Protection Inc.	23,331	118
*	Trimas Corp.	5,675	117
	Dynamic Materials Corp.	4,379	116
	FreightCar America Inc.	4,009	113
*	Kadant Inc.	4,180	109
*	Columbus McKinnon Corp.	6,026	104
	Ampco-Pittsburgh Corp.	2,878	76
*	American Railcar Industries
	Inc.	3,248	66
	Douglas Dynamics Inc.	3,928	63
*	Tecumseh Products Co.
	Class A	4,571	55
*	China Valves Technology Inc.	7,332	45
*	SmartHeat Inc.	8,109	37
*	Energy Recovery Inc.	10,369	35
*	China Fire & Security Group
	Inc.	2,737	16
			130,791
Marine (0.3%)
*	Kirby Corp.	17,142	949
	Alexander & Baldwin Inc.	13,851	581
*	Genco Shipping
	& Trading Ltd.	10,634	129
*	Eagle Bulk Shipping Inc.	20,912	86
	Baltic Trading Ltd.	5,594	53
*	TBS International plc Class A	4,524	17
			1,815
Professional Services (2.7%)
	Manpower Inc.	27,534	1,748
	Robert Half International Inc.	46,971	1,498
	Equifax Inc.	41,413	1,480
	Dun & Bradstreet Corp.	16,760	1,354
*	Verisk Analytics Inc. Class A	41,710	1,349
*	IHS Inc. Class A	14,005	1,172
	Towers Watson & Co.
	Class A	17,709	1,041
*	Nielsen Holdings NV	29,115	774
*	FTI Consulting Inc.	15,667	517
	Corporate Executive Board
	Co.	11,469	460
*	CoStar Group Inc.	6,588	373
*	Korn/Ferry International	15,561	356
*	Acacia Research -
	Acacia Technologies	11,113	326
	Resources Connection Inc.	15,592	301
*	Advisory Board Co.	5,287	270
*	SFN Group Inc.	17,624	244
*	TrueBlue Inc.	14,684	237
	Administaff Inc.	7,872	236
*	Kforce Inc.	11,285	202
*	Kelly Services Inc. Class A	9,440	198
*	Huron Consulting Group Inc.	7,036	196
*	Exponent Inc.	4,667	184
	Heidrick & Struggles
	International Inc.	5,906	161
*	Navigant Consulting Inc.	16,794	158
*	ICF International Inc.	5,803	132
*	Dolan Co.	9,615	120
*	School Specialty Inc.	6,309	97
*	CRA International Inc.	3,643	94
*	CBIZ Inc.	10,844	77
	CDI Corp.	4,438	66
*	Mistras Group Inc.	3,953	60
*	Hill International Inc.	8,420	45
			15,526

Industrials Index Fund

			Market
			Value•
		Shares	($000)
Road & Rail (7.6%)
	Union Pacific Corp.	165,490	15,789
	CSX Corp.	125,577	9,376
	Norfolk Southern Corp.	121,948	7,997
*	Kansas City Southern	34,438	1,854
	JB Hunt Transport Services
	Inc.	31,029	1,291
*	Hertz Global Holdings Inc.	76,146	1,158
	Ryder System Inc.	17,569	840
	Landstar System Inc.	16,668	741
*	Genesee & Wyoming Inc.
	Class A	13,092	682
	Con-way Inc.	18,380	598
*	Avis Budget Group Inc.	34,453	528
*	Dollar Thrifty Automotive
	Group Inc.	8,681	461
*	Old Dominion Freight Line
	Inc.	14,013	431
	Knight Transportation Inc.	20,985	391
	Werner Enterprises Inc.	15,811	372
	Heartland Express Inc.	18,250	303
*	Amerco Inc.	2,299	222
	Arkansas Best Corp.	8,011	190
*	RailAmerica Inc.	8,295	124
	Marten Transport Ltd.	5,495	117
*	Celadon Group Inc.	7,088	104
*	Saia Inc.	5,253	79
*	Roadrunner Transportation
	Systems Inc.	4,012	57
*	Patriot Transportation
	Holding Inc.	1,855	47
*	YRC Worldwide Inc.	15,803	43
*	Universal Truckload Services
	Inc.	2,208	36
			43,831

			Market
			Value•
		Shares	($000)
Trading Companies & Distributors (2.0%)
	Fastenal Co.	44,532	2,767
	WW Grainger Inc.	19,703	2,625
	MSC Industrial Direct Co.
	Class A	15,049	951
*	WESCO International Inc.	14,258	830
*	United Rentals Inc.	20,259	628
	Watsco Inc.	8,454	546
	GATX Corp.	15,501	538
	Applied Industrial
	Technologies Inc.	12,817	411
*	Beacon Roofing Supply Inc.	15,309	325
	Kaman Corp.	8,706	277
*	Interline Brands Inc.	11,023	241
*	RSC Holdings Inc.	17,254	235
	Aircastle Ltd.	18,670	225
	TAL International Group Inc.	5,150	180
*	Rush Enterprises Inc. Class A	8,922	167
*	H&E Equipment Services Inc.	9,446	148
*	Titan Machinery Inc.	4,466	115
	Houston Wire & Cable Co.	5,592	75
	Aceto Corp.	8,417	67
*	Rush Enterprises Inc. Class B	2,321	37
			11,388
Transportation Infrastructure (0.1%)
*	Macquarie Infrastructure
	Co. LLC	14,556	348
Total Investments (100.2%)
(Cost $551,852)			575,107
Other Assets and Liabilities (–0.2%)
Other Assets			3,389
Liabilities			(4,274)
			(885)
Net Assets (100%)			574,222

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	574,597
Undistributed Net Investment Income	1,326
Accumulated Net Realized Losses	(24,956)
Unrealized Appreciation (Depreciation)	23,255
Net Assets	574,222

Admiral Shares—Net Assets
Applicable to 447,900 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,857
Net Asset Value Per Share—
Admiral Shares	$35.40

ETF Shares—Net Assets
Applicable to 8,103,483 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	558,365
Net Asset Value Per Share—
ETF Shares	$68.90

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations
Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	4,418
Interest[1]	1
Security Lending	3
Total Income	4,422
Expenses
The Vanguard Group—Note B
Investment Advisory Services	28
Management and Administrative—
Admiral Shares	11
Management and Administrative—
ETF Shares	366
Marketing and Distribution—
Admiral Shares	—
Marketing and Distribution—
ETF Shares	56
Custodian Fees	19
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	12
Total Expenses	492
Net Investment Income	3,930
Realized Net Gain (Loss) on
Investment Securities Sold	1,927
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	107,155
Net Increase (Decrease) in Net Assets
Resulting from Operations	113,012

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,930	5,223
Realized Net Gain (Loss)	1,927	4,360
Change in Unrealized Appreciation (Depreciation)	107,155	19,208
Net Increase (Decrease) in Net Assets Resulting from Operations	113,012	28,791
Distributions
Net Investment Income
Admiral Shares	(137)	(80)
ETF Shares	(5,705)	(4,648)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,842)	(4,728)
Capital Share Transactions
Admiral Shares	6,709	102
ETF Shares	158,770	85,531
Net Increase (Decrease) from Capital Share Transactions	165,479	85,633
Total Increase (Decrease)	272,649	109,696
Net Assets
Beginning of Period	301,573	191,877
End of Period[2]	574,222	301,573

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,326,000 and $3,238,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
	Six Months					May 8,
	Ended					2006[1] to
For a Share Outstanding	February 28,			Year Ended August 31,		Aug. 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$26.57	$23.85	$34.20	$37.94	$30.72	$34.10
Investment Operations
Net Investment Income	.311[2]	.446[2]	.635	.576[2]	.510[2]	.164[2]
Net Realized and Unrealized Gain (Loss)
on Investments	8.958	2.619	(10.428)	(3.816)	7.090	(3.544)
Total from Investment Operations	9.269	3.065	(9.793)	(3.240)	7.600	(3.380)
Distributions
Dividends from Net Investment Income	(.439)	(.345)	(.557)	(.500)	(.380)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.439)	(.345)	(.557)	(.500)	(.380)	—
Net Asset Value, End of Period	$35.40	$26.57	$23.85	$34.20	$37.94	$30.72

Total Return[3]	34.99%	12.85%	–28.44%	–8.67%	24.90%	–9.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16	$7	$6	$11	$4	$0.2
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to
Average Net Assets	1.91%	1.69%	2.71%	1.63%	1.46%	1.35%[4]
Portfolio Turnover Rate[5]	5%	10%	8%	7%	13%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$51.71	$46.45	$66.65	$73.94	$59.85	$54.30
Investment Operations
Net Investment Income	.593[1]	.910[1]	1.253	1.157[1]	1.026[1]	.842[1]
Net Realized and Unrealized Gain (Loss)
on Investments	17.448	5.065	(20.342)	(7.466)	13.808	5.160
Total from Investment Operations	18.041	5.975	(19.089)	(6.309)	14.834	6.002
Distributions
Dividends from Net Investment Income	(.851)	(.715)	(1.111)	(.981)	(.744)	(.452)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.851)	(.715)	(1.111)	(.981)	(.744)	(.452)
Net Asset Value, End of Period	$68.90	$51.71	$46.45	$66.65	$73.94	$59.85

Total Return	34.99%	12.85%	–28.41%	–8.65%	24.95%	11.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$558	$295	$186	$347	$229	$120
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.91%	1.69%	2.74%	1.68%	1.50%	1.38%
Portfolio Turnover Rate[2]	5%	10%	8%	7%	13%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $84,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Industrials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $2,611,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $18,693,000 to offset future net capital gains of $18,000 through August 31, 2014, $283,000 through August 31, 2015, $552,000 through August 31, 2016, $4,696,000 through August 31, 2017, and $13,144,000 through August 31, 2018. In addition, the fund realized losses of $5,174,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $551,852,000. Net unrealized appreciation of investment securities for tax purposes was $23,255,000, consisting of unrealized gains of $56,092,000 on securities that had risen in value since their purchase and $32,837,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $187,001,000 of investment securities and sold $22,338,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	7,354	219	2,823	97
Issued in Lieu of Cash Distributions	106	3	54	2
Redeemed[1]	(751)	(23)	(2,775)	(102)
Net Increase (Decrease)—Admiral Shares	6,709	199	102	(3)
ETF Shares
Issued	171,306	2,600	187,471	3,602
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(12,536)	(200)	(101,940)	(1,900)
Net Increase (Decrease)—ETF Shares	158,770	2,400	85,531	1,702
1 Net of redemption fees for fiscal 2011 and 2010 of $2,000 and $22,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	419	418	2,474
Median Market Cap	$95.6B	$95.6B	$32.2B
Price/Earnings Ratio	17.4x	17.3x	17.7x
Price/Book Ratio	3.5x	3.5x	2.3x
Yield[3]		0.8%	1.7%
Admiral Shares	0.6%
ETF Shares	0.6%
Return on Equity	25.7%	25.8%	19.1%
Earnings Growth Rate	18.2%	18.1%	5.3%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate[4]	7%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	1.00	0.90
Beta	1.00	1.07

Subindustry Diversification
(% of equity exposure)
Application Software	5.2%
Communications Equipment	11.3
Computer Hardware	16.5
Computer Storage & Peripherals	3.9
Data Processing & Outsourced Services	6.4
Electronic Components	2.0
Electronic Manufacturing Services	1.7
Internet Software & Services	9.6
IT Consulting & Other Services	10.2
Semiconductor Equipment	2.4
Semiconductors	13.3
Systems Software	14.9
Other Information Technology	2.6

Ten Largest Holdings[8] (% of total net assets)
Apple Inc.	11.7%
Microsoft Corp.	7.4
International Business Machines Corp.	7.3
Google Inc. Class A	5.5
Oracle Corp.	4.8
Intel Corp.	4.3
Cisco Systems Inc.	3.7
Hewlett-Packard Co.	3.6
QUALCOMM Inc.	3.5
EMC Corp.	2.0
Top Ten	53.8%

1 MSCI US IMI/Information Technology 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		12.67%	5.50%	3.38%
Net Asset Value		12.74	5.49	3.37
Admiral Shares[3]	3/25/2004	12.72	5.46	5.09

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.5%)
Communications Equipment (11.4%)
*	Cisco Systems Inc.	3,779,867	70,154
	QUALCOMM Inc.	1,103,197	65,729
*	Juniper Networks Inc.	356,830	15,701
*	Motorola Solutions Inc.	217,480	8,403
*	F5 Networks Inc.	55,149	6,508
*	Motorola Mobility
	Holdings Inc.	189,059	5,710
	Harris Corp.	87,309	4,074
*	Riverbed Technology Inc.	95,277	3,934
*	JDS Uniphase Corp.	151,911	3,748
*	Polycom Inc.	58,097	2,777
*	Brocade Communications
	Systems Inc.	308,456	1,965
*	Finisar Corp.	47,167	1,935
*	Ciena Corp.	63,878	1,761
	ADTRAN Inc.	38,630	1,757
*	Acme Packet Inc.	21,604	1,626
*	Aruba Networks Inc.	53,115	1,617
	InterDigital Inc.	30,261	1,443
	Tellabs Inc.	245,227	1,322
	Plantronics Inc.	32,538	1,135
*	Arris Group Inc.	84,749	1,119
*	Viasat Inc.	25,245	1,050
*	Blue Coat Systems Inc.	29,520	831
*	Netgear Inc.	24,496	804
*	EchoStar Corp. Class A	22,849	793
*	Harmonic Inc.	76,155	732
*	Emulex Corp.	59,096	650
*	Oclaro Inc.	33,531	591
*	Loral Space &
	Communications Inc.	7,723	584
*	DG FastChannel Inc.	17,287	572
	Comtech
	Telecommunications Corp.	19,151	518
*	Infinera Corp.	62,363	500
	Black Box Corp.	11,863	453
*	Ixia	25,058	440
*	Sonus Networks Inc.	139,403	422
*	Oplink Communications
	Inc.	14,239	387
*	Powerwave Technologies
	Inc.	90,054	332
*	Tekelec	41,495	318
*	Sycamore Networks Inc.	13,459	287
*	Calix Inc.	14,738	262
*	Aviat Networks Inc.	40,100	245
*	Extreme Networks	58,692	230
*	ShoreTel Inc.	30,238	205
*	EMS Technologies Inc.	10,293	200
*	Anaren Inc.	9,398	199
*	Seachange International Inc.	19,276	182
*	UTStarcom Inc.	87,137	179
*	Digi International Inc.	15,922	176
*	Symmetricom Inc.	29,474	167
*	Cogo Group Inc.	16,843	136

			Market
			Value•
		Shares	($000)
	Bel Fuse Inc. Class B	5,726	125
*	Meru Networks Inc.	5,387	115
*	BigBand Networks Inc.	29,596	77
*	Mitel Networks Corp.	8,920	51
	Bel Fuse Inc. Class A	1,184	29
			215,260
Computers & Peripherals (20.4%)
*	Apple Inc.	625,544	220,948
	Hewlett-Packard Co.	1,546,482	67,473
*	EMC Corp.	1,405,113	38,233
*	Dell Inc.	1,193,661	18,896
*	NetApp Inc.	243,541	12,581
*	SanDisk Corp.	159,952	7,934
*	Western Digital Corp.	156,768	4,794
*	Seagate Technology plc	322,556	4,097
*	NCR Corp.	108,435	2,071
*	Lexmark International Inc.
	Class A	53,626	2,013
	Diebold Inc.	44,845	1,577
*	QLogic Corp.	73,963	1,336
*	Synaptics Inc.	23,377	690
*	Stratasys Inc.	13,425	609
*	Avid Technology Inc.	25,810	569
*	Electronics for Imaging Inc.	31,527	487
*	STEC Inc.	22,373	457
*	Intermec Inc.	33,420	375
*	Quantum Corp.	140,578	364
*	Silicon Graphics
	International Corp.	19,569	304
*	Super Micro Computer Inc.	18,005	269
*	Imation Corp.	21,095	242
*	Intevac Inc.	15,295	195
*	Cray Inc.	21,869	161
*	Novatel Wireless Inc.	21,149	125
			386,800
Electronic Equipment, Instruments
& Components (5.2%)
	Corning Inc.	1,065,856	24,579
	Tyco Electronics Ltd.	302,412	10,899
	Amphenol Corp. Class A	119,106	6,846
*	Flextronics International
	Ltd.	522,726	4,229
*	Trimble Navigation Ltd.	81,930	4,027
*	Avnet Inc.	103,381	3,537
	FLIR Systems Inc.	107,893	3,485
*	Arrow Electronics Inc.	79,720	3,125
	Jabil Circuit Inc.	133,367	2,858
*	Ingram Micro Inc.	107,021	2,133
	National Instruments Corp.	60,057	1,870
*	Dolby Laboratories Inc.
	Class A	35,956	1,818
*	Vishay Intertechnology Inc.	102,436	1,788
*	Tech Data Corp.	31,707	1,572
*	Itron Inc.	27,587	1,564
	Anixter International Inc.	19,701	1,411
	Molex Inc.	42,426	1,185
	Molex Inc. Class A	51,140	1,177

			Market
			Value•
		Shares	($000)
*	Coherent Inc.	16,837	1,040
*	IPG Photonics Corp.	17,570	1,000
*	Universal Display Corp.	22,375	942
*	Plexus Corp.	27,393	861
*	Sanmina-SCI Corp.	54,550	852
	Littelfuse Inc.	15,191	803
*	Benchmark Electronics Inc.	42,164	795
*	Rofin-Sinar Technologies Inc.	19,415	753
	Cognex Corp.	26,004	726
*	L-1 Identity Solutions Inc.	57,586	686
*	TTM Technologies Inc.	37,836	664
*	Scansource Inc.	18,049	659
*	Checkpoint Systems Inc.	26,712	582
*	Insight Enterprises Inc.	31,365	574
*	SYNNEX Corp.	15,656	552
	AVX Corp.	34,548	551
*	Brightpoint Inc.	42,655	537
*	Power-One Inc.	64,890	534
*	DTS Inc.	11,630	527
	MTS Systems Corp.	10,997	509
*	Rogers Corp.	10,673	503
*	OSI Systems Inc.	11,504	433
	Park Electrochemical Corp.	13,319	424
*	Newport Corp.	24,795	413
*	FARO Technologies Inc.	10,430	372
*	Mercury Computer Systems
	Inc.	18,975	360
*	Maxwell Technologies Inc.	16,205	294
	Methode Electronics Inc.	24,967	292
*	Electro Scientific Industries
	Inc.	18,985	289
*	Kemet Corp.	20,544	286
	CTS Corp.	23,285	276
	Daktronics Inc.	23,672	271
*	SMART Modular
	Technologies WWH Inc.	32,029	222
*	China Security & Surveillance
	Technology Inc.	46,902	218
*	Fabrinet	6,850	200
*	Multi-Fineline Electronix Inc.	6,786	194
*	Echelon Corp.	20,826	182
	Electro Rent Corp.	11,253	180
	Pulse Electronics Corp.	26,338	159
*	Comverge Inc.	15,998	81
*	Agilysys Inc.	15,515	78
			97,977
Internet Software & Services (9.7%)
*	Google Inc. Class A	169,400	103,910
*	eBay Inc.	800,208	26,811
*	Yahoo! Inc.	844,564	13,851
*	Akamai Technologies Inc.	124,392	4,668
	VeriSign Inc.	117,766	4,156
*	Equinix Inc.	31,290	2,705
*	Rackspace Hosting Inc.	64,350	2,375
*	WebMD Health Corp.	37,750	2,190
*	IAC/InterActiveCorp	59,582	1,851
*	Sohu.com Inc.	20,719	1,690
*	VistaPrint NV	30,031	1,538

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	AOL Inc.	72,881	1,521
*	Monster Worldwide Inc.	84,350	1,447
*	MercadoLibre Inc.	18,085	1,190
*	Digital River Inc.	26,828	901
*	j2 Global Communications
	Inc.	30,804	896
*	GSI Commerce Inc.	40,545	843
*	OpenTable Inc.	9,439	839
*	ValueClick Inc.	55,268	825
*	SAVVIS Inc.	24,932	810
	Earthlink Inc.	73,158	602
*	Ancestry.com Inc.	16,997	559
*	Terremark Worldwide Inc.	28,931	549
*	Constant Contact Inc.	18,642	539
*	DealerTrack Holdings Inc.	25,975	524
*	RightNow Technologies Inc.	16,611	443
*	comScore Inc.	14,720	405
	NIC Inc.	36,560	371
*	QuinStreet Inc.	16,846	367
	United Online Inc.	58,926	354
*	LogMeIn Inc.	9,495	341
*	Dice Holdings Inc.	24,535	337
*	Limelight Networks Inc.	44,927	312
*	Vocus Inc.	12,479	303
*	Perficient Inc.	19,434	242
*	RealNetworks Inc.	60,079	231
*	Move Inc.	106,508	226
*	LoopNet Inc.	18,376	219
*	Internap Network Services
	Corp.	31,335	213
*	ModusLink Global Solutions
	Inc.	29,731	205
*	Knot Inc.	19,780	198
*	Infospace Inc.	24,594	198
*	Liquidity Services Inc.	9,979	160
	Marchex Inc. Class B	12,722	114
	Stamps.com Inc.	7,196	97
*	TechTarget Inc.	6,439	56
			183,182
IT Services (16.7%)
	International Business
	Machines Corp.	847,213	137,147
	Visa Inc. Class A	338,715	24,743
	Accenture plc Class A	432,328	22,256
	Mastercard Inc. Class A	75,210	18,093
	Automatic Data Processing
	Inc.	336,373	16,819
*	Cognizant Technology
	Solutions Corp. Class A	206,979	15,910
	Western Union Co.	447,341	9,837
	Paychex Inc.	222,027	7,467
*	Fiserv Inc.	101,543	6,425
	Fidelity National Information
	Services Inc.	174,508	5,652
*	Teradata Corp.	114,262	5,464
	Computer Sciences Corp.	105,387	5,072
*	SAIC Inc.	202,289	3,305
*	Alliance Data Systems Corp.	35,564	2,800
*	VeriFone Systems Inc.	59,133	2,687
	Global Payments Inc.	54,374	2,609
*	Gartner Inc.	58,964	2,224
	Lender Processing Services
	Inc.	62,913	2,143
	Total System Services Inc.	113,415	2,013
	Broadridge Financial
	Solutions Inc.	85,777	1,966
	Jack Henry & Associates Inc.	55,530	1,772
	DST Systems Inc.	25,285	1,290
*	NeuStar Inc. Class A	50,752	1,282

			Market
			Value•
		Shares	($000)
*	Wright Express Corp.	24,840	1,267
*	CACI International Inc.
	Class A	20,710	1,229
*	Convergys Corp.	83,825	1,179
*	CoreLogic Inc.	59,458	1,109
*	Unisys Corp.	29,118	1,082
*	Genpact Ltd.	67,842	946
*	Acxiom Corp.	52,074	893
	Sapient Corp.	74,616	884
	MAXIMUS Inc.	11,741	869
*	SRA International Inc.
	Class A	30,249	824
*	Mantech International Corp.
	Class A	15,597	674
	Syntel Inc.	11,281	594
*	Euronet Worldwide Inc.	31,043	561
	Heartland Payment Systems
	Inc.	25,827	506
*	TeleTech Holdings Inc.	20,434	465
*	CSG Systems International
	Inc.	23,098	452
*	Cardtronics Inc.	22,708	430
	Forrester Research Inc.	10,689	387
	iGate Corp.	20,732	375
*	TNS Inc.	17,666	333
*	ExlService Holdings Inc.	9,794	218
*	Ciber Inc.	44,183	206
	Cass Information Systems
	Inc.	5,071	198
*	Virtusa Corp.	9,793	165
*	Ness Technologies Inc.	25,681	152
*	Integral Systems Inc.	11,764	144
*	Global Cash Access
	Holdings Inc.	36,780	127
*	NCI Inc. Class A	5,104	117
*	China Information
	Technology Inc.	20,898	101
*	Echo Global Logistics Inc.	7,345	87
			315,550
Office Electronics (0.6%)
	Xerox Corp.	946,145	10,171
*	Zebra Technologies Corp.	38,375	1,432
			11,603
Semiconductors & Semiconductor
Equipment (15.8%)
	Intel Corp.	3,803,882	81,669
	Texas Instruments Inc.	800,745	28,515
	Applied Materials Inc.	911,220	14,971
	Broadcom Corp. Class A	311,346	12,834
	Altera Corp.	213,190	8,924
*	NVIDIA Corp.	391,508	8,872
	Analog Devices Inc.	203,707	8,124
*	Marvell Technology Group
	Ltd.	377,156	6,894
*	Micron Technology Inc.	611,596	6,807
	Xilinx Inc.	176,755	5,877
^,*	First Solar Inc.	38,008	5,602
	Maxim Integrated Products
	Inc.	201,831	5,567
	KLA-Tencor Corp.	113,964	5,564
	Linear Technology Corp.	153,765	5,314
	Microchip Technology Inc.	127,452	4,704
*	Lam Research Corp.	84,015	4,612
*	Atmel Corp.	312,261	4,584
*	Skyworks Solutions Inc.	125,042	4,494
*	Cree Inc.	70,301	3,703
*	Advanced Micro Devices
	Inc.	395,379	3,641
	Avago Technologies Ltd.	106,423	3,617

			Market
			Value•
		Shares	($000)
*	ON Semiconductor Corp.	294,336	3,282
*	LSI Corp.	419,440	2,638
	National Semiconductor
	Corp.	163,488	2,534
*	Novellus Systems Inc.	62,099	2,481
*	Varian Semiconductor
	Equipment Associates Inc.	50,595	2,414
*	Teradyne Inc.	123,803	2,306
*	Cypress Semiconductor
	Corp.	107,190	2,247
*	Atheros Communications
	Inc.	48,700	2,182
*	MEMC Electronic Materials
	Inc.	155,219	2,106
*	Netlogic Microsystems Inc.	39,242	1,624
*	Rambus Inc.	75,784	1,557
*	TriQuint Semiconductor Inc.	108,215	1,542
*	International Rectifier Corp.	47,544	1,528
*	Fairchild Semiconductor
	International Inc. Class A	84,331	1,485
*	RF Micro Devices Inc.	178,296	1,337
*	Veeco Instruments Inc.	27,660	1,316
*	Silicon Laboratories Inc.	28,686	1,302
*	Microsemi Corp.	57,052	1,257
*	PMC - Sierra Inc.	158,014	1,248
*	Omnivision Technologies
	Inc.	37,222	1,140
	Intersil Corp. Class A	84,946	1,086
*	Cavium Networks Inc.	24,648	1,064
*	Cirrus Logic Inc.	44,678	1,043
*	Hittite Microwave Corp.	16,840	1,034
*	Semtech Corp.	42,608	1,009
	MKS Instruments Inc.	32,673	981
*	Cymer Inc.	19,023	963
*	Spansion Inc. Class A	42,390	893
*	FEI Co.	26,126	876
*	Integrated Device
	Technology Inc.	107,422	833
*	Entegris Inc.	89,221	778
*	Cabot Microelectronics
	Corp.	15,796	771
	Power Integrations Inc.	18,847	751
*	Diodes Inc.	23,998	695
*	GT Solar International Inc.	60,990	652
*	SunPower Corp. Class A	37,695	643
*	Tessera Technologies Inc.	33,960	591
*	Brooks Automation Inc.	44,427	558
*	Amkor Technology Inc.	74,177	547
*	Lattice Semiconductor Corp.	79,283	526
*	Verigy Ltd.	40,562	526
*	SunPower Corp. Class B	28,410	480
*	Entropic Communications
	Inc.	51,776	479
*	Applied Micro Circuits Corp.	45,192	475
*	Volterra Semiconductor Corp.	18,151	458
*	Kulicke & Soffa Industries
	Inc.	45,318	435
*	Silicon Image Inc.	51,964	418
*	Standard Microsystems
	Corp.	15,217	404
*	Advanced Energy Industries
	Inc.	24,920	402
	Micrel Inc.	29,598	398
*	ATMI Inc.	21,306	389
*	Zoran Corp.	34,418	386
*	Ultratech Inc.	15,575	385
*	Monolithic Power Systems
	Inc.	23,568	364
*	Ceva Inc.	15,086	344

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	FormFactor Inc.	32,241	317
*	Rubicon Technology Inc.	12,402	283
*	Sigma Designs Inc.	17,775	243
*	Anadigics Inc.	44,130	240
	Cohu Inc.	15,333	226
*	Rudolph Technologies Inc.	20,264	225
*	Kopin Corp.	44,747	196
*	IXYS Corp.	15,788	196
*	Pericom Semiconductor
	Corp.	16,979	171
*	Supertex Inc.	7,401	169
*	Exar Corp.	25,718	166
*	Energy Conversion Devices
	Inc.	33,079	130
*	Conexant Systems Inc.	54,557	129
*	DSP Group Inc.	15,587	123
*	Advanced Analogic
	Technologies Inc.	27,362	116
*	MaxLinear Inc.	7,325	77
*	Trident Microsystems Inc.	47,348	64
*	Evergreen Solar Inc.	21,938	49
			298,172
Software (20.7%)
	Microsoft Corp.	5,250,899	139,569
	Oracle Corp.	2,742,563	90,230
*	Adobe Systems Inc.	346,964	11,970
*	Salesforce.com Inc.	80,658	10,669
*	Intuit Inc.	202,847	10,666
*	Symantec Corp.	529,454	9,546
*	Citrix Systems Inc.	128,075	8,986
	CA Inc.	279,313	6,921
*	Autodesk Inc.	154,911	6,514
*	BMC Software Inc.	121,199	5,999
*	Red Hat Inc.	130,009	5,367
*	McAfee Inc.	102,181	4,900
*	Electronic Arts Inc.	226,386	4,256
*	VMware Inc. Class A	50,728	4,243
*	Rovi Corp.	76,128	4,219
	Activision Blizzard Inc.	372,388	4,141
*	ANSYS Inc.	61,907	3,487
	Factset Research Systems
	Inc.	29,966	3,143
*	Nuance Communications
	Inc.	162,291	3,028
*	Informatica Corp.	63,843	3,001
*	Synopsys Inc.	101,069	2,802
*	TIBCO Software Inc.	113,593	2,797
*	MICROS Systems Inc.	54,820	2,612
	Solera Holdings Inc.	47,790	2,441
*	Ariba Inc.	63,908	1,978
*	Parametric Technology
	Corp.	80,177	1,900
*	Cadence Design Systems
	Inc.	182,410	1,815
*	Compuware Corp.	151,007	1,700
*	Concur Technologies Inc.	30,305	1,577
*	Novell Inc.	240,070	1,412
*	Progress Software Corp.	44,343	1,302
*	SuccessFactors Inc.	33,587	1,206
*	Mentor Graphics Corp.	74,370	1,182
*	Quest Software Inc.	42,800	1,147
*	Fortinet Inc.	27,575	1,126
*	CommVault Systems Inc.	27,711	1,012

			Market
			Value•
		Shares	($000)
*	Lawson Software Inc.	94,699	960
*	Take-Two Interactive
	Software Inc.	58,065	933
*	Aspen Technology Inc.	59,761	910
*	Ultimate Software Group Inc.	16,424	878
*	JDA Software Group Inc.	28,286	834
*	TiVo Inc.	78,338	805
*	Taleo Corp. Class A	24,895	804
	Blackbaud Inc.	29,686	790
	Fair Isaac Corp.	28,207	788
*	Blackboard Inc.	22,337	782
*	AsiaInfo-Linkage Inc.	35,838	729
*	ACI Worldwide Inc.	22,630	709
*	MicroStrategy Inc. Class A	5,908	702
*	Ebix Inc.	26,138	688
*	Advent Software Inc.	22,910	664
*	Websense Inc.	28,808	617
*	Synchronoss Technologies
	Inc.	16,915	580
*	BroadSoft Inc.	14,590	515
*	Netscout Systems Inc.	19,776	494
*	Sourcefire Inc.	17,885	485
*	SolarWinds Inc.	21,526	483
*	Manhattan Associates Inc.	14,889	479
*	Bottomline Technologies Inc.	21,011	465
	Pegasystems Inc.	11,253	453
*	Tyler Technologies Inc.	19,983	442
*	Radiant Systems Inc.	25,373	435
*	Verint Systems Inc.	12,401	426
*	Epicor Software Corp.	38,475	396
*	NetSuite Inc.	12,895	387
*	SS&C Technologies Holdings
	Inc.	17,762	348
*	Accelrys Inc.	37,884	328
	Opnet Technologies Inc.	9,493	324
*	Interactive Intelligence Inc.	8,924	307
*	Kenexa Corp.	13,072	303
	EPIQ Systems Inc.	21,865	302
	VirnetX Holding Corp.	25,130	302
*	Net 1 UEPS Technologies
	Inc.	26,137	267
*	DemandTec Inc.	20,427	266
*	THQ Inc.	46,098	266
*	S1 Corp.	36,174	236
*	Monotype Imaging Holdings
	Inc.	15,260	204
*	Smith Micro Software Inc.	20,905	196
*	VASCO Data Security
	International Inc.	20,209	181
*	PROS Holdings Inc.	13,126	150
*	Actuate Corp.	28,578	136
*	TeleCommunication Systems
	Inc. Class A	31,559	135
*	Rosetta Stone Inc.	7,728	116
*	Deltek Inc.	11,317	83
	Renaissance Learning Inc.	6,869	74
*	China TransInfo Technology
	Corp.	6,780	32
			392,053
Total Common Stocks
(Cost $1,593,497)			1,900,597

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.213%
(Cost $779)	779,102	779
Total Investments (100.6%)
(Cost $1,594,276)		1,901,376
Other Assets and Liabilities (–0.6%)
Other Assets		11,132
Liabilities[2]		(21,548)
		(10,416)
Net Assets (100%)		1,890,960

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,639,444
Undistributed Net Investment Income	1,350
Accumulated Net Realized Losses	(56,934)
Unrealized Appreciation (Depreciation)	307,100
Net Assets	1,890,960

Admiral Shares—Net Assets
Applicable to 1,865,744 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	62,534
Net Asset Value Per Share—
Admiral Shares	$33.52

ETF Shares—Net Assets
Applicable to 27,933,595 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,828,426
Net Asset Value Per Share—
ETF Shares	$65.46

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $722,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $779,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations
Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	7,007
Interest[1]	1
Security Lending	15
Total Income	7,023
Expenses
The Vanguard Group—Note B
Investment Advisory Services	101
Management and Administrative—
Admiral Shares	56
Management and Administrative—
ETF Shares	1,351
Marketing and Distribution—
Admiral Shares	6
Marketing and Distribution—
ETF Shares	210
Custodian Fees	23
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	54
Trustees’ Fees and Expenses	1
Total Expenses	1,802
Net Investment Income	5,221
Realized Net Gain (Loss) on
Investment Securities Sold	5,440
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	390,236
Net Increase (Decrease) in Net Assets
Resulting from Operations	400,897

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,221	7,251
Realized Net Gain (Loss)	5,440	15,125
Change in Unrealized Appreciation (Depreciation)	390,236	(37,393)
Net Increase (Decrease) in Net Assets Resulting from Operations	400,897	(15,017)
Distributions
Net Investment Income
Admiral Shares	(352)	(165)
ETF Shares	(8,695)	(4,304)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(9,047)	(4,469)
Capital Share Transactions
Admiral Shares	1,280	13,740
ETF Shares	314,580	517,008
Net Increase (Decrease) from Capital Share Transactions	315,860	530,748
Total Increase (Decrease)	707,710	511,262
Net Assets
Beginning of Period	1,183,250	671,988
End of Period[2]	1,890,960	1,183,250

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,350,000 and $5,176,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$25.30	$24.39	$27.28	$29.95	$24.40	$23.93
Investment Operations
Net Investment Income	.097	.146	.163[1]	.121	.110[1]	.084[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.308	.882	(2.897)	(2.706)	5.500	.424
Total from Investment Operations	8.405	1.028	(2.734)	(2.585)	5.610	.508
Distributions
Dividends from Net Investment Income	(.185)	(.118)	(.156)	(.085)	(.060)	(.038)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.185)	(.118)	(.156)	(.085)	(.060)	(.038)
Net Asset Value, End of Period	$33.52	$25.30	$24.39	$27.28	$29.95	$24.40

Total Return[2]	33.27%	4.17%	–9.79%	–8.67%	23.02%	2.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$63	$46	$33	$26	$12	$5
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	0.69%	0.69%	0.82%	0.46%	0.38%	0.33%
Portfolio Turnover Rate[3]	7%	9%	12%	11%	8%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$49.40	$47.64	$53.32	$58.52	$47.66	$46.76
Investment Operations
Net Investment Income	.193	.296	.331[1]	.249	.231[1]	.175[1]
Net Realized and Unrealized Gain (Loss)
on Investments	16.229	1.714	(5.685)	(5.274)	10.765	.816
Total from Investment Operations	16.422	2.010	(5.354)	(5.025)	10.996	.991
Distributions
Dividends from Net Investment Income	(.362)	(.250)	(.326)	(.175)	(.136)	(.091)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.362)	(.250)	(.326)	(.175)	(.136)	(.091)
Net Asset Value, End of Period	$65.46	$49.40	$47.64	$53.32	$58.52	$47.66

Total Return	33.29%	4.17%	–9.78%	–8.62%	23.10%	2.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,828	$1,137	$639	$497	$439	$172
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	0.69%	0.69%	0.85%	0.51%	0.42%	0.36%
Portfolio Turnover Rate[2]	7%	9%	12%	11%	8%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $288,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Information Technology Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $4,879,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $35,142,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, $14,013,000 through August 31, 2017, and $20,048,000 through August 31, 2018. In addition, the fund realized losses of $21,593,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $1,594,276,000. Net unrealized appreciation of investment securities for tax purposes was $307,100,000, consisting of unrealized gains of $352,734,000 on securities that had risen in value since their purchase and $45,634,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $387,953,000 of investment securities and sold $66,877,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	15,122	471	21,910	790
Issued in Lieu of Cash Distributions	330	10	152	5
Redeemed[1]	(14,172)	(443)	(8,322)	(312)
Net Increase (Decrease)—Admiral Shares	1,280	38	13,740	483
ETF Shares
Issued	330,759	5,217	625,414	11,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(16,179)	(300)	(108,406)	(2,100)
Net Increase (Decrease)—ETF Shares	314,580	4,917	517,008	9,600
1 Net of redemption fees for fiscal 2011 and 2010 of $23,000 and $51,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	135	135	2,474
Median Market Cap	$14.7B	$13.1B	$32.2B
Price/Earnings Ratio	20.1x	20.7x	17.7x
Price/Book Ratio	2.8x	2.8x	2.3x
Yield[3]		1.6%	1.7%
Admiral Shares	1.3%
ETF Shares	1.3%
Return on Equity	20.4%	19.2%	19.1%
Earnings Growth Rate	4.0%	4.0%	5.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	12%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	1.00	0.90
Beta	1.00	1.31

Subindustry Diversification
(% of equity exposure)
Aluminum	3.1%
Commodity Chemicals	1.9
Construction Materials	2.1
Diversified Chemicals	21.9
Diversified Metals & Mining	10.7
Fertilizers & Agricultural Chemicals	10.9
Gold	5.4
Industrial Gases	8.9
Metal & Glass Containers	4.0
Paper Packaging	3.3
Paper Products	4.0
Precious Metals & Minerals	1.3
Specialty Chemicals	12.5
Steel	9.7
Other Materials	0.3

Ten Largest Holdings[8] (% of total net assets)
EI du Pont de Nemours & Co.	8.1%
Freeport-McMoRan Copper & Gold Inc.	8.1
Dow Chemical Co.	7.0
Monsanto Co.	6.3
Praxair Inc.	4.9
Newmont Mining Corp.	4.4
Air Products & Chemicals Inc.	3.2
Alcoa Inc.	2.8
Nucor Corp.	2.5
PPG Industries Inc.	2.3
Top Ten	49.6%

1 MSCI US IMI/Materials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		24.39%	8.79%	9.78%
Net Asset Value		24.33	8.77	9.77
Admiral Shares[3]	2/11/2004	24.37	8.74	9.22

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (56.1%)
	EI du Pont de Nemours
	& Co.	1,243,137	68,211
	Dow Chemical Co.	1,580,579	58,734
	Monsanto Co.	730,491	52,515
	Praxair Inc.	417,274	41,469
	Air Products & Chemicals
	Inc.	291,849	26,850
	PPG Industries Inc.	221,930	19,614
	Mosaic Co.	212,437	18,238
	Ecolab Inc.	316,031	15,372
	CF Industries Holdings Inc.	96,897	13,690
	Sigma-Aldrich Corp.	165,049	10,545
	Sherwin-Williams Co.	124,860	10,254
	Lubrizol Corp.	89,309	9,723
	Eastman Chemical Co.	98,285	9,181
	Celanese Corp. Class A	212,285	8,799
	FMC Corp.	93,870	7,269
	Airgas Inc.	108,805	6,809
	Albemarle Corp.	112,252	6,461
	International Flavors
	& Fragrances Inc.	108,904	6,202
	Ashland Inc.	102,034	5,745
	Valspar Corp.	127,346	4,842
	Nalco Holding Co.	188,122	4,810
	Huntsman Corp.	260,168	4,592
*	Rockwood Holdings Inc.	87,634	4,079
	RPM International Inc.	176,822	4,062
*	Solutia Inc.	165,908	3,851
	Cytec Industries Inc.	67,261	3,822
*	WR Grace & Co.	99,565	3,787
	Cabot Corp.	84,425	3,652
	Scotts Miracle-Gro Co.
	Class A	63,807	3,584
*	Intrepid Potash Inc.	61,352	2,368
	Sensient Technologies
	Corp.	67,528	2,254
	NewMarket Corp.	16,636	2,131
	Olin Corp.	107,813	2,006
*	Ferro Corp.	117,219	1,866
*	PolyOne Corp.	126,654	1,758
	Minerals Technologies Inc.	25,347	1,645
*	OM Group Inc.	42,004	1,478
*	Georgia Gulf Corp.	46,258	1,477
	HB Fuller Co.	66,627	1,436
	Balchem Corp.	38,839	1,398
	Westlake Chemical Corp.	27,051	1,293
	Innophos Holdings Inc.	29,111	1,247
	Arch Chemicals Inc.	34,272	1,232
	Koppers Holdings Inc.	27,982	1,131
*	Calgon Carbon Corp.	76,498	1,074
*	Kraton Performance
	Polymers Inc.	29,702	1,019
	A Schulman Inc.	42,848	954
*	Innospec Inc.	32,282	866
	Stepan Co.	10,956	769

			Market
			Value•
		Shares	($000)
*	LSB Industries Inc.	22,859	692
*	STR Holdings Inc.	33,672	610
*	Zoltek Cos. Inc.	39,908	584
*	TPC Group Inc.	16,401	476
	Zep Inc.	29,497	463
	Hawkins Inc.	11,872	454
^,*	Yongye International Inc.	52,489	397
*	Spartech Corp.	41,791	354
	American Vanguard Corp.	29,631	244
*	Landec Corp.	34,180	210
*	ShengdaTech Inc.	40,640	169
^,*	China Green Agriculture Inc.	19,859	156
^,*	China Agritech Inc.	12,514	105
			471,078
Construction Materials (2.0%)
	Vulcan Materials Co.	174,831	8,016
	Martin Marietta Materials
	Inc.	61,979	5,507
	Eagle Materials Inc.	57,121	1,846
	Texas Industries Inc.	32,203	1,313
*	Headwaters Inc.	81,982	416
*	United States Lime
	& Minerals Inc.	3,137	127
			17,225
Containers & Packaging (7.3%)
*	Crown Holdings Inc.	216,897	8,346
	Ball Corp.	228,422	8,246
*	Owens-Illinois Inc.	222,861	6,795
	Sealed Air Corp.	217,532	5,987
	Sonoco Products Co.	140,198	5,058
	Bemis Co. Inc.	147,261	4,838
	Aptargroup Inc.	91,765	4,420
	Packaging Corp. of America	139,575	4,018
	Rock-Tenn Co. Class A	50,403	3,460
	Temple-Inland Inc.	139,239	3,257
	Silgan Holdings Inc.	68,371	2,494
	Greif Inc. Class A	33,586	2,172
	Boise Inc.	80,389	722
*	Graphic Packaging
	Holding Co.	117,125	609
*	Graham Packaging Co. Inc.	25,427	432
	Myers Industries Inc.	40,996	415
			61,269
Metals & Mining (30.2%)
	Freeport-McMoRan Copper
	& Gold Inc.	1,282,474	67,907
	Newmont Mining Corp.	671,438	37,110
	Alcoa Inc.	1,390,970	23,438
	Nucor Corp.	429,960	20,621
	Cliffs Natural Resources
	Inc.	184,540	17,913
	United States Steel Corp.	195,649	11,248
	Walter Energy Inc.	71,987	8,711
	Allegheny Technologies
	Inc.	120,684	8,096
	Reliance Steel
	& Aluminum Co.	96,569	5,343

			Market
			Value•
		Shares	($000)
	Steel Dynamics Inc.	280,825	5,184
	Compass Minerals
	International Inc.	44,617	4,170
*	Coeur d’Alene Mines Corp.	121,507	3,829
*	Hecla Mining Co.	348,228	3,535
	Royal Gold Inc.	69,387	3,443
*	Allied Nevada Gold Corp.	109,067	3,309
*	Stillwater Mining Co.	124,555	2,973
	Commercial Metals Co.	155,447	2,591
	Carpenter Technology Corp.	59,792	2,486
	AK Steel Holding Corp.	149,584	2,390
*	Titanium Metals Corp.	122,555	2,327
	Globe Specialty Metals Inc.	87,015	2,027
	Schnitzer Steel Industries
	Inc.	31,336	2,012
	Worthington Industries Inc.	80,586	1,560
*	Century Aluminum Co.	82,001	1,390
*	Brush Engineered Materials
	Inc.	27,760	1,215
*	RTI International Metals Inc.	40,987	1,168
*	US Gold Corp.	153,545	1,115
	Kaiser Aluminum Corp.	19,661	993
*	Horsehead Holding Corp.	58,990	976
	AMCOL International Corp.	29,591	924
	Haynes International Inc.	16,475	854
*	Noranda Aluminum Holding
	Corp.	31,026	489
*	Capital Gold Corp.	82,873	451
*	General Moly Inc.	83,316	437
*	AM Castle & Co.	23,381	403
*	Golden Minerals Co.	16,574	349
	Olympic Steel Inc.	12,644	340
*	Metals USA Holdings Corp.	17,590	263
*	Gulf Resources Inc.	28,126	252
			253,842
Paper & Forest Products (4.4%)
	International Paper Co.	565,956	15,722
	MeadWestvaco Corp.	229,017	6,722
	Domtar Corp.	57,694	5,042
*	Louisiana-Pacific Corp.	179,723	1,855
	Buckeye Technologies Inc.	53,480	1,401
	Schweitzer-Mauduit
	International Inc.	24,922	1,366
*	Clearwater Paper Corp.	15,626	1,239
	Deltic Timber Corp.	15,265	928
*	KapStone Paper and
	Packaging Corp.	46,976	806
	PH Glatfelter Co.	62,016	763
	Wausau Paper Corp.	63,450	510
	Neenah Paper Inc.	20,144	392
			36,746
Total Common Stocks
(Cost $745,181)			840,160

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market
Liquidity Fund, 0.213%
(Cost $227)	227,301	227
Total Investments (100.0%)
(Cost $745,408)		840,387
Other Assets and Liabilities (0.0%)
Other Assets		4,101
Liabilities[2]		(4,362)
		(261)
Net Assets (100%)		840,126

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	805,004
Undistributed Net Investment Income	643
Accumulated Net Realized Losses	(60,500)
Unrealized Appreciation (Depreciation)	94,979
Net Assets	840,126

Admiral Shares—Net Assets
Applicable to 3,550,723 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	154,194
Net Asset Value Per Share—
Admiral Shares	$43.43

ETF Shares—Net Assets
Applicable to 8,048,112 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	685,932
Net Asset Value Per Share—
ETF Shares	$85.23

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $209,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $227,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations
Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	5,907
Interest[1]	1
Security Lending	32
Total Income	5,940
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative—
Admiral Shares	125
Management and Administrative—
ETF Shares	514
Marketing and Distribution—
Admiral Shares	13
Marketing and Distribution—
ETF Shares	79
Custodian Fees	12
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	15
Total Expenses	805
Net Investment Income	5,135
Realized Net Gain (Loss) on
Investment Securities Sold	(504)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	174,465
Net Increase (Decrease) in Net Assets
Resulting from Operations	179,096

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,135	15,851
Realized Net Gain (Loss)	(504)	17,399
Change in Unrealized Appreciation (Depreciation)	174,465	12,576
Net Increase (Decrease) in Net Assets Resulting from Operations	179,096	45,826
Distributions
Net Investment Income
Admiral Shares	(2,903)	(1,398)
ETF Shares	(13,250)	(6,674)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(16,153)	(8,072)
Capital Share Transactions
Admiral Shares	26,867	(521)
ETF Shares	138,765	9,040
Net Increase (Decrease) from Capital Share Transactions	165,632	8,519
Total Increase (Decrease)	328,575	46,273
Net Assets
Beginning of Period	511,551	465,278
End of Period[2]	840,126	511,551

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $643,000 and $11,661,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$33.32	$30.68	$42.85	$41.75	$32.37	$28.34
Investment Operations
Net Investment Income	.301[2]	.971[1]	.622	.732	.700[2]	.672[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	10.729	2.128	(11.996)	1.008	9.250	3.853
Total from Investment Operations	11.030	3.099	(11.374)	1.740	9.950	4.525
Distributions
Dividends from Net Investment Income	(.920)	(.459)	(.796)	(.640)	(.570)	(.495)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.920)	(.459)	(.796)	(.640)	(.570)	(.495)
Net Asset Value, End of Period	$43.43	$33.32	$30.68	$42.85	$41.75	$32.37

Total Return[4]	33.22%	10.07%	–25.91%	4.09%	31.00%	16.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$154	$97	$90	$107	$57	$12
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.52%	2.81%[1]	2.23%	1.74%	1.80%	2.13%
Portfolio Turnover Rate[5]	12%	10%	12%	10%	6%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00, $.01, $.02, $.02, $.01, and $.00.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$65.40	$60.23	$84.27	$82.10	$63.65	$55.70
Investment Operations
Net Investment Income	.595[2]	1.907[1]	1.242	1.470	1.418[2]	1.336[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	21.039	4.186	(23.683)	1.977	18.168	7.582
Total from Investment Operations	21.634	6.093	(22.441)	3.447	19.586	8.918
Distributions
Dividends from Net Investment Income	(1.804)	(.923)	(1.599)	(1.277)	(1.136)	(.968)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.804)	(.923)	(1.599)	(1.277)	(1.136)	(.968)
Net Asset Value, End of Period	$85.23	$65.40	$60.23	$84.27	$82.10	$63.65

Total Return	33.20%	10.07%	–25.88%	4.15%	31.06%	16.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$686	$415	$375	$365	$312	$95
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.52%	2.81%[1]	2.26%	1.79%	1.84%	2.16%
Portfolio Turnover Rate[4]	12%	10%	12%	10%	6%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00, $.01, $.03, $.04, $.02, and $.00.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $133,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Materials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $5,739,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $35,358,000 to offset future net capital gains of $6,000 through August 31, 2014, $698,000 through August 31, 2015, $1,458,000 through August 31, 2016, $12,836,000 through August 31, 2017, and $20,360,000 through August 31, 2018. In addition, the fund realized losses of $15,447,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $745,408,000. Net unrealized appreciation of investment securities for tax purposes was $94,979,000, consisting of unrealized gains of $127,931,000 on securities that had risen in value since their purchase and $32,952,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $215,455,000 of investment securities and sold $55,208,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	33,169	803	22,219	654
Issued in Lieu of Cash Distributions	2,684	64	1,301	38
Redeemed[1]	(8,986)	(221)	(24,041)	(720)
Net Increase (Decrease)—Admiral Shares	26,867	646	(521)	(28)
ETF Shares
Issued	154,458	1,906	127,810	1,911
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(15,693)	(200)	(118,770)	(1,800)
Net Increase (Decrease)—ETF Shares	138,765	1,706	9,040	111
1 Net of redemption fees for fiscal 2011 and 2010 of $26,000 and $92,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	38	38	2,474
Median Market Cap	$13.0B	$21.8B	$32.2B
Price/Earnings Ratio	22.0x	22.3x	17.7x
Price/Book Ratio	2.3x	2.3x	2.3x
Yield[3]		3.7%	1.7%
Admiral Shares	3.6%
ETF Shares	3.6%
Return on Equity	9.7%	9.8%	19.1%
Earnings Growth Rate	–7.1%	–8.0%	5.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	16%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	0.90	0.74
Beta	1.02	0.82

Subindustry Diversification
(% of equity exposure)
Alternative Carriers	10.8%
Integrated Telecommunication Services	62.3
Wireless Telecommunication Services	26.9

Ten Largest Holdings[8] (% of total net assets)
Verizon Communications Inc.	22.7%
AT&T Inc.	22.3
American Tower Corp. Class A	4.5
Sprint Nextel Corp.	3.9
Crown Castle International Corp.	3.9
CenturyLink Inc.	3.8
Qwest Communications International Inc.	3.5
Frontier Communications Corp.	2.9
NII Holdings Inc.	2.5
Windstream Corp.	2.3
Top Ten	72.3%

1 MSCI US IMI/Telecommunication Services 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		19.66%	6.47%	7.33%
Net Asset Value		19.65	6.46	7.33
Admiral Shares[3]	3/11/2005	19.67	6.43	6.67

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Diversified Telecommunication Services (73.1%)
	Alternative Carriers (10.8%)
*	tw telecom inc Class A	279,238	5,194
*	Vonage Holdings Corp.	1,119,396	4,948
*	Level 3 Communications
	Inc.	3,044,848	4,263
*	Cogent Communications
	Group Inc.	244,184	3,599
*	Global Crossing Ltd.	199,272	3,139
	AboveNet Inc.	47,047	3,053
*	Neutral Tandem Inc.	169,616	2,917
*	PAETEC Holding Corp.	729,910	2,774
*	Hughes Communications
	Inc.	42,542	2,548
*	Iridium Communications
	Inc.	262,153	2,464
*	Premiere Global Services
	Inc.	367,172	2,464

	Integrated Telecommunication Services (62.3%)
	Verizon Communications
	Inc.	2,125,760	78,483
	AT&T Inc.	2,713,737	77,016
	CenturyLink Inc.	316,873	13,049
	Qwest Communications
	International Inc.	1,765,453	12,040
	Frontier Communications
	Corp.	1,167,322	9,911
	Windstream Corp.	628,875	7,886
*	General Communication
	Inc. Class A	268,340	3,244
	Alaska Communications
	Systems Group Inc.	295,472	3,011
	Consolidated
	Communications
	Holdings Inc.	163,454	2,990
*	Cincinnati Bell Inc.	966,815	2,552
	Atlantic Tele-Network Inc.	61,576	2,401
*	Cbeyond Inc.	166,063	2,321
			252,267

			Market
			Value•
		Shares	($000)
Wireless Telecommunication Services (26.9%)
*	American Tower Corp.
	Class A	288,883	15,588
*	Sprint Nextel Corp.	3,069,067	13,412
*	Crown Castle
	International Corp.	316,527	13,342
*	NII Holdings Inc.	208,151	8,526
*	SBA Communications
	Corp. Class A	162,627	6,845
*	MetroPCS
	Communications Inc.	436,159	6,281
*	ICO Global
	Communications
	Holdings Ltd.	1,767,045	4,046
	Telephone & Data
	Systems Inc.	117,010	3,937
*	United States Cellular Corp.	73,641	3,681
	Telephone & Data Systems
	Inc.	123,857	3,670
	NTELOS Holdings Corp.	159,739	3,102
	USA Mobility Inc.	178,694	2,666
*	Clearwire Corp. Class A	511,907	2,575
*	Leap Wireless International
	Inc.	209,265	2,557
	Shenandoah
	Telecommunications Co.	143,446	2,510
			92,738
Total Common Stocks
(Cost $332,043)			345,005
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market
	Liquidity Fund, 0.213%
	(Cost $333)	333,380	333
Total Investments (100.1%)
(Cost $332,376)			345,338
Other Assets and Liabilities (–0.1%)
Other Assets			6,484
Liabilities			(6,826)
			(342)
Net Assets (100%)			344,996

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	397,925
Undistributed Net Investment Income	2,231
Accumulated Net Realized Losses	(68,122)
Unrealized Appreciation (Depreciation)	12,962
Net Assets	344,996

Admiral Shares—Net Assets
Applicable to 586,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,815
Net Asset Value Per Share—
Admiral Shares	$33.80

ETF Shares—Net Assets
Applicable to 4,902,158 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	325,181
Net Asset Value Per Share—
ETF Shares	$66.33

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations
Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	6,986
Interest[1]	1
Total Income	6,987
Expenses
The Vanguard Group—Note B
Investment Advisory Services	24
Management and Administrative—
Admiral Shares	18
Management and Administrative—
ETF Shares	279
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	45
Custodian Fees	3
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	22
Total Expenses	393
Net Investment Income	6,594
Realized Net Gain (Loss) on
Investment Securities Sold	32,893
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	15,703
Net Increase (Decrease) in Net Assets
Resulting from Operations	55,190

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,594	7,624
Realized Net Gain (Loss)	32,893	(20,124)
Change in Unrealized Appreciation (Depreciation)	15,703	42,804
Net Increase (Decrease) in Net Assets Resulting from Operations	55,190	30,304
Distributions
Net Investment Income
Admiral Shares	(509)	(346)
ETF Shares	(9,148)	(5,141)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(9,657)	(5,487)
Capital Share Transactions
Admiral Shares	3,281	673
ETF Shares	40,983	70,937
Net Increase (Decrease) from Capital Share Transactions	44,264	71,610
Total Increase (Decrease)	89,797	96,427
Net Assets
Beginning of Period	255,199	158,772
End of Period[2]	344,996	255,199

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $2,231,000 and $5,294,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$29.22	$25.77	$31.58	$41.01	$33.29	$28.18
Investment Operations
Net Investment Income	.583	1.024[1]	.840[1]	.908[1]	.888[1]	.861[1,2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	4.967	3.183	(5.977)	(9.338)	7.308	5.041
Total from Investment Operations	5.550	4.207	(5.137)	(8.430)	8.196	5.902
Distributions
Dividends from Net Investment Income	(.970)	(.757)	(.673)	(1.000)	(.476)	(.792)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.970)	(.757)	(.673)	(1.000)	(.476)	(.792)
Net Asset Value, End of Period	$33.80	$29.22	$25.77	$31.58	$41.01	$33.29

Total Return[4]	19.06%	16.40%	–15.90%	–20.98%	24.77%	21.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20	$14	$12	$19	$51	$6
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	4.01%	3.60%	3.39%	2.50%	2.17%	3.28%[2]
Portfolio Turnover Rate[5]	16%	23%	25%	28%	17%	32%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.112 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
3 Includes increases from redemption fees of $.00, $.00, $.00, $.05, $.01, and $.00.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$57.34	$50.58	$62.05	$80.60	$65.40	$55.35
Investment Operations
Net Investment Income	1.144	1.981[1]	1.602[1]	1.764[1]	1.741[1]	2.040[1,2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	9.751	6.290	(11.699)	(18.316)	14.386	9.567
Total from Investment Operations	10.895	8.271	(10.097)	(16.552)	16.127	11.607
Distributions
Dividends from Net Investment Income	(1.905)	(1.511)	(1.373)	(1.998)	(.927)	(1.557)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.905)	(1.511)	(1.373)	(1.998)	(.927)	(1.557)
Net Asset Value, End of Period	$66.33	$57.34	$50.58	$62.05	$80.60	$65.40

Total Return	19.06%	16.39%	–15.88%	–20.94%	24.81%	21.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$325	$241	$147	$143	$266	$72
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.23%	0.25%
Ratio of Net Investment Income to
Average Net Assets	4.01%	3.60%	3.42%	2.55%	2.21%	3.31%[2]
Portfolio Turnover Rate[4]	16%	23%	25%	28%	17%	32%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.219 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
3 Includes increases from redemption fees of $.00, $.00, $.00, $.08, $.03, and $.00.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Telecommunication Services Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $31,398,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $50,032,000 to offset future net capital gains of $29,000 through August 31, 2014, $818,000 through August 31, 2015, $4,154,000 through August 31, 2016, $18,696,000 through August 31, 2017, and $26,335,000 through August 31, 2018. In addition, the fund realized losses of $19,425,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $332,376,000. Net unrealized appreciation of investment securities for tax purposes was $12,962,000, consisting of unrealized gains of $25,377,000 on securities that had risen in value since their purchase and $12,415,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $226,263,000 of investment securities and sold $184,602,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	4,167	126	3,194	112
Issued in Lieu of Cash Distributions	449	14	304	11
Redeemed[1]	(1,335)	(41)	(2,825)	(100)
Net Increase (Decrease)—Admiral Shares	3,281	99	673	23
ETF Shares
Issued	199,717	3,300	86,865	1,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(158,734)	(2,600)	(15,928)	(300)
Net Increase (Decrease)—ETF Shares	40,983	700	70,937	1,300
1 Net of redemption fees for fiscal 2011 and 2010 of $2,000 and $3,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of February 28, 2011

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	86	86	2,474
Median Market Cap	$13.1B	$13.1B	$32.2B
Price/Earnings Ratio	15.4x	15.4x	17.7x
Price/Book Ratio	1.5x	1.5x	2.3x
Yield[3]		4.2%	1.7%
Admiral Shares	3.9%
ETF Shares	3.9%
Return on Equity	13.1%	13.2%	19.1%
Earnings Growth Rate	5.0%	5.0%	5.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.24%
ETF Shares	0.24%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	1.00	0.55
Beta	1.00	0.55

Subindustry Diversification
(% of equity exposure)
Electric	48.0%
Gas Utilities	8.7
Independent Power Producers
& Energy Traders	5.9
Multi-Utilities	35.3
Water Utilities	2.1

Ten Largest Holdings[8] (% of total net assets)
Southern Co.	6.4%
Exelon Corp.	5.6
Dominion Resources Inc.	5.4
Duke Energy Corp.	4.9
NextEra Energy Inc.	4.5
PG&E Corp.	3.7
American Electric Power Co. Inc.	3.5
Public Service Enterprise Group Inc.	3.4
FirstEnergy Corp.	3.3
Consolidated Edison Inc.	3.0
Top Ten	43.7%

1 MSCI US IMI/Utilities 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.24% for the Admiral Shares and 0.24% for the ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced MSCI US IMI Utilities 25/50: MSCI US IMI Utilities through February 26, 2010; MSCI US IMI Utilities 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004—February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		7.02%	4.09%	7.91%
Net Asset Value		6.95	4.08	7.90
Admiral Shares[3]	4/28/2004	6.95	4.05	8.13

1 Six months ended February 28, 2011.
2 Spliced MSCI US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (48.1%)
Southern Co.	1,474,252	56,184
Exelon Corp.	1,173,828	49,019
Duke Energy Corp.	2,350,746	42,290
NextEra Energy Inc.	701,145	38,892
American Electric Power
Co. Inc.	852,373	30,498
FirstEnergy Corp.	741,656	28,405
Progress Energy Inc.	519,886	23,764
Entergy Corp.	321,132	22,865
PPL Corp.	857,792	21,814
Edison International	549,380	20,393
Northeast Utilities	312,796	10,648
Pinnacle West Capital
Corp.	192,941	8,148
Pepco Holdings Inc.	398,315	7,460
ITC Holdings Corp.	89,947	6,166
NV Energy Inc.	417,402	6,132
DPL Inc.	210,962	5,489
Westar Energy Inc.	209,915	5,458
Great Plains Energy Inc.	240,828	4,624
Hawaiian Electric Industries
Inc.	167,040	4,034
Cleco Corp.	107,728	3,485
IDACORP Inc.	87,227	3,292
Portland General Electric
Co.	133,542	3,127
UIL Holdings Corp.	89,492	2,751
Unisource Energy Corp.	64,741	2,360
Allete Inc.	57,184	2,161
* El Paso Electric Co.	75,538	2,123
PNM Resources Inc.	153,709	2,046
MGE Energy Inc.	40,998	1,680
Empire District Electric Co.	73,462	1,589
Otter Tail Corp.	63,755	1,436
Central Vermont Public
Service Corp.	22,132	470
Unitil Corp.	19,359	442
		419,245
Gas Utilities (8.7%)
Oneok Inc.	179,473	11,589
National Fuel Gas Co.	123,940	9,035
Energen Corp.	121,226	7,407
UGI Corp.	195,967	6,249
Questar Corp.	311,278	5,563
Atmos Energy Corp.	160,474	5,427
AGL Resources Inc.	138,541	5,266
Nicor Inc.	80,756	4,259

			Market
			Value•
		Shares	($000)
	Piedmont Natural Gas Co.
	Inc.	127,955	3,749
	WGL Holdings Inc.	90,693	3,446
	Southwest Gas Corp.	80,918	3,145
	New Jersey Resources
	Corp.	73,134	3,059
	South Jersey Industries Inc.	53,003	2,908
	Northwest Natural Gas Co.	47,162	2,217
	Laclede Group Inc.	37,648	1,464
	Chesapeake Utilities Corp.	16,066	656
			75,439
Independent Power Producers
& Energy Traders (5.8%)
*	AES Corp.	1,188,901	14,707
	Constellation Energy
	Group Inc.	336,679	10,461
*	Calpine Corp.	631,191	9,550
*	NRG Energy Inc.	438,450	8,764
*	GenOn Energy Inc.	1,358,607	5,502
*	Dynegy Inc. Class A	182,062	1,054
	Ormat Technologies Inc.	36,293	909
			50,947
Multi-Utilities (35.3%)
	Dominion Resources Inc.	1,030,259	47,011
	PG&E Corp.	695,861	32,051
	Public Service Enterprise
	Group Inc.	897,891	29,361
	Consolidated Edison Inc.	515,503	25,765
	Sempra Energy	404,755	21,545
	Xcel Energy Inc.	816,629	19,550
	DTE Energy Co.	300,102	14,129
	Wisconsin Energy Corp.	207,547	12,287
	Ameren Corp.	425,520	11,897
	CenterPoint Energy Inc.	713,280	11,313
	NiSource Inc.	493,741	9,460
	SCANA Corp.	214,506	8,683
	CMS Energy Corp.	433,912	8,357
	OGE Energy Corp.	172,940	8,318
	NSTAR	183,751	8,296
	Alliant Energy Corp.	196,758	7,748
	MDU Resources Group Inc.	317,462	6,816
	Integrys Energy Group Inc.	137,657	6,741
	TECO Energy Inc.	362,103	6,558
	Vectren Corp.	137,608	3,622
	Avista Corp.	100,432	2,242
	Black Hills Corp.	66,116	2,038
	NorthWestern Corp.	64,263	1,909
	CH Energy Group Inc.	28,122	1,380
			307,077

		Market
		Value•
	Shares	($000)
Water Utilities (2.1%)
American Water Works
Co. Inc.	310,315	8,608
Aqua America Inc.	244,087	5,497
California Water Service
Group	35,121	1,239
American States Water Co.	33,068	1,109
SJW Corp.	24,820	616
Middlesex Water Co.	27,352	514
Connecticut Water Service
Inc.	15,423	393
		17,976
Total Investments (100.0%)
(Cost $901,327)		870,684
Other Assets and Liabilities (0.0%)
Other Assets		7,785
Liabilities		(7,393)
		392
Net Assets (100%)		871,076

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	921,042
Undistributed Net Investment Income	4,469
Accumulated Net Realized Losses	(23,792)
Unrealized Appreciation (Depreciation)	(30,643)
Net Assets	871,076

Admiral Shares—Net Assets
Applicable to 5,457,126 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	189,515
Net Asset Value Per Share—
Admiral Shares	$34.73

ETF Shares—Net Assets
Applicable to 9,850,225 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	681,561
Net Asset Value Per Share—
ETF Shares	$69.19

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations
Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	16,148
Security Lending	5
Total Income	16,153
Expenses
The Vanguard Group—Note B
Investment Advisory Services	59
Management and Administrative—
Admiral Shares	165
Management and Administrative—
ETF Shares	575
Marketing and Distribution—
Admiral Shares	18
Marketing and Distribution—
ETF Shares	99
Custodian Fees	18
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	22
Total Expenses	956
Net Investment Income	15,197
Realized Net Gain (Loss) on
Investment Securities Sold	(571)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	51,990
Net Increase (Decrease) in Net Assets
Resulting from Operations	66,616

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,197	23,844
Realized Net Gain (Loss)	(571)	4,109
Change in Unrealized Appreciation (Depreciation)	51,990	23,581
Net Increase (Decrease) in Net Assets Resulting from Operations	66,616	51,534
Distributions
Net Investment Income
Admiral Shares	(3,309)	(4,081)
ETF Shares	(12,665)	(17,757)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(15,974)	(21,838)
Capital Share Transactions
Admiral Shares	26,061	66,315
ETF Shares	60,486	193,359
Net Increase (Decrease) from Capital Share Transactions	86,547	259,674
Total Increase (Decrease)	137,189	289,370
Net Assets
Beginning of Period	733,887	444,517
End of Period[1]	871,076	733,887

1 Net Assets—End of Period includes undistributed net investment income of $4,469,000 and $5,246,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$32.60	$30.73	$39.26	$40.60	$36.47	$34.03
Investment Operations
Net Investment Income	.625	1.293[1]	1.251	1.126	1.080	1.080[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	2.187	1.782	(8.530)	(1.340)	4.089	2.378
Total from Investment Operations	2.812	3.075	(7.279)	(.214)	5.169	3.458
Distributions
Dividends from Net Investment Income	(.682)	(1.205)	(1.251)	(1.126)	(1.039)	(1.018)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.682)	(1.205)	(1.251)	(1.126)	(1.039)	(1.018)
Net Asset Value, End of Period	$34.73	$32.60	$30.73	$39.26	$40.60	$36.47

Total Return[3]	8.73%	10.20%	–18.39%	–0.69%	14.33%	10.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$190	$153	$81	$109	$108	$52
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.28%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	3.80%	4.07%	4.28%	2.75%	2.70%	3.26%
Portfolio Turnover Rate[4]	5%	8%	10%	18%	12%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.01, $.02, $.02, and $.04.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,				Year Ended August 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$64.93	$61.24	$78.22	$80.92	$72.68	$67.80
Investment Operations
Net Investment Income	1.245	2.554[1]	2.512	2.285	2.180	2.214[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	4.368	3.550	(16.978)	(2.695)	8.156	4.704
Total from Investment Operations	5.613	6.104	(14.466)	(.410)	10.336	6.918
Distributions
Dividends from Net Investment Income	(1.353)	(2.414)	(2.514)	(2.290)	(2.096)	(2.038)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.353)	(2.414)	(2.514)	(2.290)	(2.096)	(2.038)
Net Asset Value, End of Period	$69.19	$64.93	$61.24	$78.22	$80.92	$72.68

Total Return	8.73%	10.18%	–18.34%	–0.66%	14.37%	10.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$682	$581	$364	$371	$285	$183
Ratio of Total Expenses to
Average Net Assets	0.24%	0.24%	0.25%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.80%	4.07%	4.31%	2.80%	2.74%	3.29%
Portfolio Turnover Rate[3]	5%	8%	10%	18%	12%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.01, $.02, $.04, $.03, and $.06.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2007–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $143,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

Utilities Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $1,426,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $18,385,000 to offset future net capital gains of $515,000 through August 31, 2015, $2,910,000 through August 31, 2017, and $14,960,000 through August 31, 2018. In addition, the fund realized losses of $3,314,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $901,327,000. Net unrealized depreciation of investment securities for tax purposes was $30,643,000, consisting of unrealized gains of $50,606,000 on securities that had risen in value since their purchase and $81,249,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $113,247,000 of investment securities and sold $27,857,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	34,425	1,013	88,042	2,749
Issued in Lieu of Cash Distributions	2,193	66	3,417	109
Redeemed[1]	(10,557)	(311)	(25,144)	(800)
Net Increase (Decrease)—Admiral Shares	26,061	768	66,315	2,058
ETF Shares
Issued	67,368	1,001	243,210	3,810
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(6,882)	(100)	(49,851)	(800)
Net Increase (Decrease)—ETF Shares	60,486	901	193,359	3,010
1 Net of redemption fees for fiscal 2011 and 2010 of $11,000 and $70,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of Admiral Shares held for less than one year. If this fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2011
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2010	2/28/2011	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,335.18	$1.39
	ETF	1,000.00	1,335.41	1.39
Consumer Staples	Admiral	$1,000.00	$1,141.93	$1.27
	ETF	1,000.00	1,142.02	1.27
Energy	Admiral	$1,000.00	$1,542.59	$1.51
	ETF	1,000.00	1,542.57	1.51
Financials	Admiral	$1,000.00	$1,252.87	$1.34
	ETF	1,000.00	1,251.97	1.34
Health Care	Admiral	$1,000.00	$1,200.19	$1.31
	ETF	1,000.00	1,200.19	1.31
Industrials	Admiral	$1,000.00	$1,349.93	$1.40
	ETF	1,000.00	1,349.91	1.40
Information Technology	Admiral	$1,000.00	$1,332.66	$1.39
	ETF	1,000.00	1,332.88	1.39
Materials	Admiral	$1,000.00	$1,332.20	$1.39
	ETF	1,000.00	1,331.97	1.39
Telecommunication Services	Admiral	$1,000.00	$1,190.58	$1.30
	ETF	1,000.00	1,190.57	1.30
Utilities	Admiral	$1,000.00	$1,087.33	$1.24
	ETF	1,000.00	1,087.29	1.24
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20
Consumer Staples	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20
Energy	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20
Financials	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20
Health Care	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20
Industrials	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20
Information Technology	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20
Materials	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20
Telecommunication Services	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20
Utilities	Admiral	$1,000.00	$1,023.60	$1.20
	ETF	1,000.00	1,023.60	1.20

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for the Consumer Discretionary Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.24% for the Consumer Staples Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.24% for the Energy Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.24% for the Financials Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.24% for the Health Care Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.24% for the Industrials Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.24% for the Information Technology Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.24% for the Materials Index Fund Admiral Shares and 0.24% for the ETF

Shares; 0.24% for the Telecommunication Services Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.24% for the Utilities Index Fund Admiral Shares and 0.24% for the ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
Direct Investor Account Services > 800-662-2739	or Morningstar, Inc., unless otherwise noted.
Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
Text Telephone for People	guidelines by visiting vanguard.com/proxyreporting or
With Hearing Impairment > 800-749-7273	by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by the	You can review and copy information about your fund
fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and	available on the SEC’s website, and you can receive
MSCI bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the prospectus	request in either of two ways: via e-mail addressed to
or the Statement of Additional Information contains a more	publicinfo@sec.gov or via regular mail addressed to the
detailed description of the limited relationship MSCI has	Public Reference Section, Securities and Exchange
with The Vanguard Group and any related funds.	Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4832-042011

Vanguard Extended Duration Treasury
Index Fund Semiannual Report

February 28, 2011

> For the six months ended February 28, 2011, Vanguard Extended Duration Treasury Index Fund returned about –21%.

> The fund’s performance reflected investor concern about the potential for higher inflation, which boosted the yields and reduced prices of long-term U.S. Treasury securities.

> The bond market’s expectations for the 10-year average annual inflation rate rose during the period from 1.55% to 2.41%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	17
Glossary.	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended February 28, 2011
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	4.73%	1.77%	-22.82%	-21.05%
ETF Shares	4.71
Market Price				-21.32
Net Asset Value				-21.04
Barclays Capital U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index				-21.08
General U.S. Treasury Funds Average				-7.06
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2010 , Through February 28, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury Index
Fund
Institutional Shares	$31.18	$24.01	$0.589	$0.068
ETF Shares	103.39	79.61	1.941	0.225

1

Chairman’s Letter

Dear Shareholder,

Vanguard Extended Duration Treasury Index Fund returned about –21% for the six months ended February 28, 2011, a result that was in line with its benchmark index.

The outsized decline is consistent with the volatility to be expected from a long-duration fund (the fund’s duration, a measure of interest rate sensitivity, was about 28 years as of February 28). The fund’s duration makes it extremely sensitive to changing interest rates, which in this period rose because of higher inflation expectations. For example, its most recent return of –21% was preceded by a return of almost 32% for the six months ended August 31, 2010, and of about –8% for the six months before that.

The inflationary expectations during this latest reporting period arose from a confluence of factors, including an extraordinary Federal Reserve bond-buying program, a strengthening economy, extensions of federal tax cuts, and concerns about burgeoning U.S. deficits.

Interest rates rose, depressing bond prices
U.S. interest rates hovered near generational lows early in the period, but then moved higher, putting pressure on bond prices. For the six months, the broad taxable bond market produced a small negative return. The municipal bond market did worse. Corporate bonds outperformed government debt, as

2

investors stretched for yield beyond government securities, where rates remained low by historical standards.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood. In November, the Fed began a program aimed at lowering long-term interest rates.

A fretful start, an optimistic finish for global stock markets
Stock markets rallied from their midsummer malaise to produce exceptional returns for the six months. At the start of the period, the U.S. economy seemed in danger of tipping back into recession. By the end, hopes were high that it had reached escape velocity, propelled by steady job growth and notable strength in the manufacturing sector. Smaller stocks, which are especially sensitive to the rhythms of the business cycle, produced the highest six-month returns.

In Europe, investor optimism subdued sovereign-debt jitters, driving stock prices higher. Developed markets in the Pacific region perked up on signs of recovery in global trade. Australian stocks posted especially strong returns, benefiting from a surge in the prices of metals and other natural resources. Emerging stock markets trailed a few steps behind their developed-market counterparts. Most major

Market Barometer
			Total Returns
		Periods Ended February 28, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.83%	4.93%	5.80%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	-3.51	1.72	4.07
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	2.16

Stocks
Russell 1000 Index (Large-caps)	28.65%	23.54%	3.17%
Russell 2000 Index (Small-caps)	37.55	32.60	3.80
Dow Jones U.S. Total Stock Market Index	29.24	24.45	3.59
MSCI All Country World Index ex USA (International)	22.16	21.12	4.23

CPI
Consumer Price Index	1.37%	2.11%	2.18%

3

currencies appreciated relative to the U.S. dollar, enhancing returns from abroad for U.S.-based investors.

The fund’s returns slid for most of the period
To put the most recent six months into perspective, it may be helpful to step back a bit.

For some months before the start of this reporting period, the fund’s yield (and Treasury yields in general) had been declining as investors grew concerned about the possibility that some financially stretched European nations would default on their debt payments, the snail’s pace of the economic recovery in the United States, and the prospect of deflation.

As European officials worked through their immediate problems, Federal Reserve officials began suggesting that they would take steps to stimulate the U.S. economy through a massive bond-buying program aimed at lowering longer-term interest rates. The Fed’s program was made official in the fall as Congress extended federal tax cuts, politicians’ concerns about the U.S. budget deficits filled the headlines, and the U.S. economy showed signs of strengthening.

Because of all these potentially stimulative forces, investors raised their expectations for inflation, as evidenced by changes in the “break-even” inflation rate, a bond-market gauge that compares the yields of conventional and inflation-protected

Expense Ratios
	Institutional	ETF
	Shares	Shares
Extended Duration Treasury Index Fund	0.11%	0.13%

The fund expense ratios shown are from the prospectuses dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

4

Treasuries. At the start of the reporting period, the break-even rate showed that investors expected inflation over ten years to average 1.55% annually. By the end of the period, the break-even inflation rate had risen to 2.41%.

Long-term Treasury yields began to move higher at the Fed’s first hint of the bond-buying program, and—because of the inverse relationship between bond prices and yields—bond returns declined. For the Extended Duration Treasury Index Fund, the rising yields produced a double-digit negative return for the period as a whole, despite an uptick as the six months drew to a close.

A mutual fund that has the right kind of volatility
As we’ve noted, the Extended Duration Treasury Index Fund is volatile, a quality that’s just fine given the fund’s primary intended use—to help managers of defined benefit pension plans limit volatility in the ratio of a plan’s assets to its liabilities. When the fund is used in this way, the value of its assets should move in the same direction as the value of the pension plan’s future liabilities, because these values react similarly to changes in interest rates.

The fund, in essence, has the kind of volatility that matches the task at hand. Moreover, the Extended Duration Treasury Index Fund offers pension-plan sponsors the benefits of a cost structure that is among the lowest in the industry.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 19, 2011

5

Extended Duration Treasury Index Fund

Fund Profile
As of February 28, 2011

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VEDTX	EDV
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	4.73%	4.71%

Financial Attributes
		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index
Number of Bonds	53	54
Yield to Maturity
(before expenses)	4.8%	4.8%
Average Coupon	0.0%	0.0%
Average Duration	27.5 years	27.1 years
Average Effective
Maturity	25.4 years	25.0 years
Short-Term
Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	1.00
Beta	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Maturity (% of portfolio)
20 - 30 Years	100.0%

Distribution by Credit Quality (% of portfolio)
Aaa	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

6

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 6, 2007, Through February 28, 2011
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	-21.04	-21.08
Note: For 2011, performance data reflect the six months ended February 28, 2011.

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Shares	11/28/2007	10.28%	3.98%	-1.70%	2.28%
ETF Shares	12/6/2007
Market Price		9.93			2.87
Net Asset Value		10.27			2.90

Except for the ETF Shares, Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

7

Extended Duration Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.1%)
U.S. Government Securities (100.1%)
United States Treasury Strip Coupon	0.000%	5/15/31	27,360	10,549
United States Treasury Strip Coupon	0.000%	8/15/31	28,133	10,702
United States Treasury Strip Coupon	0.000%	11/15/31	24,935	9,376
United States Treasury Strip Coupon	0.000%	2/15/32	26,345	9,778
United States Treasury Strip Coupon	0.000%	5/15/32	27,420	10,051
United States Treasury Strip Coupon	0.000%	8/15/32	27,060	9,773
United States Treasury Strip Coupon	0.000%	11/15/32	24,915	8,892
United States Treasury Strip Coupon	0.000%	2/15/33	26,760	9,416
United States Treasury Strip Coupon	0.000%	5/15/33	26,470	9,180
United States Treasury Strip Coupon	0.000%	8/15/33	25,640	8,778
United States Treasury Strip Coupon	0.000%	11/15/33	27,480	9,294
United States Treasury Strip Coupon	0.000%	2/15/34	27,155	9,052
United States Treasury Strip Coupon	0.000%	5/15/34	25,705	8,479
United States Treasury Strip Coupon	0.000%	8/15/34	26,950	8,769
United States Treasury Strip Coupon	0.000%	11/15/34	27,050	8,692
United States Treasury Strip Coupon	0.000%	2/15/35	27,345	8,667
United States Treasury Strip Coupon	0.000%	5/15/35	26,015	8,138
United States Treasury Strip Coupon	0.000%	8/15/35	26,380	8,137
United States Treasury Strip Coupon	0.000%	11/15/35	29,025	8,841
United States Treasury Strip Coupon	0.000%	2/15/36	34,275	10,315
United States Treasury Strip Coupon	0.000%	5/15/36	26,820	7,975
United States Treasury Strip Coupon	0.000%	8/15/36	29,750	8,727
United States Treasury Strip Coupon	0.000%	11/15/36	27,070	7,848
United States Treasury Strip Coupon	0.000%	2/15/37	33,340	9,538
United States Treasury Strip Coupon	0.000%	5/15/37	26,000	7,349
United States Treasury Strip Coupon	0.000%	8/15/37	26,885	7,496
United States Treasury Strip Coupon	0.000%	11/15/37	24,620	6,786
United States Treasury Strip Coupon	0.000%	2/15/38	28,150	7,655
United States Treasury Strip Coupon	0.000%	5/15/38	35,485	9,526
United States Treasury Strip Coupon	0.000%	8/15/38	24,925	6,601
United States Treasury Strip Coupon	0.000%	11/15/38	26,450	6,916
United States Treasury Strip Coupon	0.000%	2/15/39	24,000	6,195
United States Treasury Strip Coupon	0.000%	5/15/39	22,500	5,748
United States Treasury Strip Coupon	0.000%	8/15/39	25,470	6,423
United States Treasury Strip Coupon	0.000%	11/15/39	29,895	7,448
United States Treasury Strip Coupon	0.000%	2/15/40	16,600	4,089
United States Treasury Strip Coupon	0.000%	5/15/40	12,445	3,021
United States Treasury Strip Coupon	0.000%	8/15/40	8,100	1,947
United States Treasury Strip Coupon	0.000%	11/15/40	16,000	3,800

8

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Strip Principal	0.000%	2/15/36	17,570	5,465
United States Treasury Strip Principal	0.000%	2/15/37	20,450	6,052
United States Treasury Strip Principal	0.000%	5/15/37	28,520	8,342
United States Treasury Strip Principal	0.000%	2/15/38	23,700	6,623
United States Treasury Strip Principal	0.000%	5/15/38	18,495	5,102
United States Treasury Strip Principal	0.000%	2/15/39	28,385	7,540
United States Treasury Strip Principal	0.000%	5/15/39	29,810	7,788
United States Treasury Strip Principal	0.000%	8/15/39	27,400	7,058
United States Treasury Strip Principal	0.000%	11/15/39	21,600	5,493
United States Treasury Strip Principal	0.000%	2/15/40	39,440	9,914
United States Treasury Strip Principal	0.000%	5/15/40	40,300	9,996
United States Treasury Strip Principal	0.000%	8/15/40	43,185	10,608
United States Treasury Strip Principal	0.000%	11/15/40	38,865	9,398
United States Treasury Strip Principal	0.000%	2/15/41	57,500	13,701
Total U.S. Government and Agency Obligations (Cost $454,786)				423,047

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $55)	0.213%		55,000	55
Total Investments (100.1%) (Cost $454,841)				423,102
Other Assets and Liabilities (-0.1%)
Other Assets				17,991
Liabilities				(18,347)
				(356)
Net Assets (100%)				422,746

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	452,617
Undistributed Net Investment Income	2,847
Accumulated Net Realized Losses	(979)
Unrealized Appreciation (Depreciation)	(31,739)
Net Assets	422,746

Institutional Shares—Net Assets
Applicable to 12,467,675 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	299,353
Net Asset Value Per Share—Institutional Shares	$24.01

ETF Shares—Net Assets
Applicable to 1,550,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	123,393
Net Asset Value Per Share—ETF Shares	$79.61

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Extended Duration Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Interest[1]	8,907
Total Income	8,907
Expenses
The Vanguard Group—Note B
Investment Advisory Services	25
Management and Administrative—Institutional Shares	86
Management and Administrative—ETF Shares	46
Marketing and Distribution—Institutional Shares	38
Marketing and Distribution—ETF Shares	25
Custodian Fees	1
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	7
Total Expenses	228
Net Investment Income	8,679
Realized Net Gain (Loss) on Investment Securities Sold	1,187
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(106,981)
Net Increase (Decrease) in Net Assets Resulting from Operations	(97,115)
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,679	12,844
Realized Net Gain (Loss)	1,187	2,320
Change in Unrealized Appreciation (Depreciation)	(106,981)	69,415
Net Increase (Decrease) in Net Assets Resulting from Operations	(97,115)	84,579
Distributions
Net Investment Income
Institutional Shares	(5,675)	(7,703)
ETF Shares	(3,106)	(3,636)
Realized Capital Gain[1]
Institutional Shares	(675)	(18,983)
ETF Shares	(360)	(9,997)
Total Distributions	(9,816)	(40,319)
Capital Share Transactions
Institutional Shares	80,490	105,367
ETF Shares	(12,825)	115,593
Net Increase (Decrease) from Capital Share Transactions	67,665	220,960
Total Increase (Decrease)	(39,266)	265,220
Net Assets
Beginning of Period	462,012	196,792
End of Period[2]	422,746	462,012

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $122,000 and $28,980,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $2,847,000 and $2,949,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
	Six Months			Nov. 28,
	Ended	Year Ended		2007[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.18	$30.69	$29.52	$30.00
Investment Operations
Net Investment Income	.548[2]	1.173[2]	1.273[2]	1.023[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(7.061)	3.796	1.221	(.928)
Total from Investment Operations	(6.513)	4.969	2.494	.095
Distributions
Dividends from Net Investment Income	(.589)	(1.134)	(1.324)	(.575)
Distributions from Realized Capital Gains	(.068)	(3.345)	—	—
Total Distributions	(.657)	(4.479)	(1.324)	(.575)
Net Asset Value, End of Period	$24.01	$31.18	$30.69	$29.52

Total Return[4]	-21.05%	20.84%	8.05%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$299	$286	$151	$258
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%[5]
Ratio of Net Investment Income to Average Net Assets	4.43%	4.41%	3.93%	4.55%[5]
Portfolio Turnover Rate[6]	18%	24%	39%	36%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.01, $.00, $.01, and $.03.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
	Six Months			Dec. 6,
	Ended	Year Ended		2007[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$103.39	$101.91	$98.11	$97.78
Investment Operations
Net Investment Income	1.836[2]	3.921[2]	4.317[2]	3.166[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(23.450)	12.419	3.880	(.983)
Total from Investment Operations	(21.614)	16.340	8.197	2.183
Distributions
Dividends from Net Investment Income	(1.941)	(3.752)	(4.397)	(1.853)
Distributions from Realized Capital Gains	(.225)	(11.108)	—	—
Total Distributions	(2.166)	(14.860)	(4.397)	(1.853)
Net Asset Value, End of Period	$79.61	$103.39	$101.91	$98.11

Total Return	-21.04%	20.80%	7.98%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$123	$176	$46	$5
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.14%	0.14%[4]
Ratio of Net Investment Income to Average Net Assets	4.41%	4.39%	3.90%	4.52%[4]
Portfolio Turnover Rate[5]	18%	24%	39%	36%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.04, $.01, $.02, and $.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Plus Shares through February 28, 2011. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $67,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

14

Extended Duration Treasury Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of February 28, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	423,047	—
Temporary Cash Investments	55	—	—
Total	55	423,047	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 28, 2011, the fund realized $2,139,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At February 28, 2011, the cost of investment securities for tax purposes was $454,841,000. Net unrealized depreciation of investment securities for tax purposes was $31,739,000, consisting of unrealized gains of $43,000 on securities that had risen in value since their purchase and $31,782,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2011, the fund purchased $122,055,000 of investment securities and sold $64,191,000 of investment securities, other than temporary cash investments.

15

Extended Duration Treasury Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	79,637	3,262	94,827	3,768
Issued in Lieu of Cash Distributions	6,250	240	25,988	1,069
Redeemed	(5,397)	(216)	(15,448)	(573)
Net Increase (Decrease)—Institutional Shares	80,490	3,286	105,367	4,264
ETF Shares
Issued[1]	13,508	150	124,631	1,350
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(26,333)	(300)	(9,038)	(100)
Net Increase (Decrease)—ETF Shares	(12,825)	(150)	115,593	1,250
1 Includes purchase fees for fiscal 2011 and 2010 of $193,000 and $55,000, respectively (fund totals).

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

16

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the transaction fees described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

17

Six Months Ended February 28, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	8/31/2010	2/28/2011	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$789.51	$0.49
ETF Shares	1,000.00	789.59	0.58
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.25	$0.55
ETF Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.11% for Institutional Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

19

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

20

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Vanguard Extended Duration Treasury ETF is not
Fund Information > 800-662-7447	sponsored, endorsed, sold, or promoted by Barclays
Direct Investor Account Services > 800-662-2739	Capital. Barclays Capital makes no representation or
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Text Telephone for People	Vanguard Extended Duration Treasury ETF or any
With Hearing Impairment > 800-749-7273	member of the public regarding the advisability of
investing in securities generally or in Vanguard
This material may be used in conjunction	Extended Duration Treasury ETF particularly or the
with the offering of shares of any Vanguard	ability of the Barclays Capital Index to track general
fund only if preceded or accompanied by	bond market performance. Barclays Capital hereby
expressly disclaims all warranties of merchantability
the fund’s current prospectus.	and fitness for a particular purpose with respect to the
All comparative mutual fund data are from Lipper Inc. or	Barclays Capital Index and any data included therein.
Morningstar, Inc., unless otherwise noted.	Barclays Capital’s only relationship to Vanguard and
Vanguard Extended Duration Treasury ETF is the
You can obtain a free copy of Vanguard’s proxy voting	licensing of the Barclays Capital Index, which is
guidelines by visiting vanguard.com/proxyreporting or by	determined, composed, and calculated by Barclays
calling Vanguard at 800-662-2739. The guidelines are	Capital without regard to Vanguard or Vanguard
also available from the SEC’s website, sec.gov. In	Extended Duration Treasury ETF. Barclays Capital is not
addition, you may obtain a free report on how your fund	responsible for, and has not participated in, the
voted the proxies for securities it owned during the 12	determination of the timing of, prices of, or quantities
months ended June 30. To get the report, visit either	of Vanguard Extended Duration Treasury ETF to be
vanguard.com/proxyreporting or sec.gov.	issued.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12752 042011

Vanguard Mega Cap 300 Index Funds
Semiannual Report

February 28, 2011

Vanguard Mega Cap 300 Index Fund
Vanguard Mega Cap 300 Growth Index Fund
Vanguard Mega Cap 300 Value Index Fund

> For the six-month period ended February 28, 2011, Vanguard’s Mega Cap 300 Index Funds posted returns ranging from about 26% to about 28%.

> All three funds closely tracked their target indexes. The Mega Cap 300 Index Fund slightly outperformed its peer-group average, while the two other funds slightly trailed.

> Information technology and energy companies were among the strongest performers as stocks advanced across sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap 300 Index Fund.	7
Mega Cap 300 Growth Index Fund.	21
Mega Cap 300 Value Index Fund.	35
About Your Fund’s Expenses.	48
Glossary.	50

Mega Cap 300 Index Fund
Mega Cap 300 Growth Index Fund
Mega Cap 300 Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended February 28, 2011
Total
Returns
Vanguard Mega Cap 300 Index Fund
Institutional Shares	27.26%
ETF Shares
Market Price	27.47
Net Asset Value	27.25
MSCI US Large Cap 300 Index	27.30
Large-Cap Core Funds Average	26.91
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	28.24%
ETF Shares
Market Price	28.41
Net Asset Value	28.23
MSCI US Large Cap Growth Index	28.22
Large-Cap Growth Funds Average	29.55
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	26.36%
ETF Shares
Market Price	26.57
Net Asset Value	26.36
MSCI US Large Cap Value Index	26.34
Large-Cap Value Funds Average	26.74
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Vanguard’s three Mega Cap 300 Index Funds met their common objective by closely tracking their target indexes for the six months ended February 28, 2011. The funds track MSCI indexes that represent the largest companies in the U.S. stock market.

The Mega Cap 300 Growth Index Fund had the best return among the three, at about 28%. The Mega Cap 300 Value Index Fund returned about 26%, and the Mega Cap 300 Index Fund, which combines the growth and value market segments, ended in between, rising about 27%.

A fretful start, an optimistic finish for global stock markets
Stock markets rallied from their mid summer malaise to produce exceptional returns for the six months. At the start of the period, the U.S. economy seemed in danger of tipping back into recession. By the end, hopes were high that it had reached escape velocity, propelled by steady job growth and notable strength in the manufacturing sector. Smaller stocks, which are especially sensitive to the rhythms of the business cycle, produced the highest sixmonth returns.

In Europe, investor optimism subdued sovereigndebt jitters, driving stock prices higher. Developed markets in the Pacific region perked up on signs of recovery in global trade. Australian stocks posted especially strong returns, benefiting from a surge in the prices of metals and other

2

natural resources. Emerging stock markets trailed a few steps behind their developedmarket counterparts. Most major currencies appreciated relative to the U.S. dollar, enhancing returns from abroad for U.S.based investors.

Interest rates rose, depressing bond prices
U.S. interest rates hovered near generational lows early in the period, but then moved higher, putting pressure on bond prices. For the six months, the broad taxable bond market produced a small negative return. The municipal bond market did worse. Corporate bonds outperformed government debt, as investors stretched for yield beyond government securities, where rates remained low by historical standards.

As it has since December 2008, the Federal Reserve held its target for shortterm interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3month Treasury bill, in the same neighborhood.

Growth again outdid value in the mega-cap arena
The bigcompany stocks that make up the MSCI US Large Cap 300 Indexes came close to matching the performance of the broad U.S. market as a powerful tide lifted companies of all sizes in all sectors. The funds’ advisor, Vanguard Quantitative Equity Group, closely tracked the three indexes’ performance, consistent with its long tradition of superior index fund management. The Mega Cap 300 Index Fund slightly exceeded the average

Market Barometer

			Total Returns
		Periods Ended February 28, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	28.65%	23.54%	3.17%
Russell 2000 Index (Small-caps)	37.55	32.60	3.80
Dow Jones U.S. Total Stock Market Index	29.24	24.45	3.59
MSCI All Country World Index ex USA (International)	22.16	21.12	4.23

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.83%	4.93%	5.80%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.51	1.72	4.07
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	2.16

CPI
Consumer Price Index	1.37%	2.11%	2.18%

3

performance of largecapitalization core funds, most of which are actively managed. The two other funds slightly trailed the average results for their peer groups.

In the largecap segment of the market, growth stocks modestly outperformed their value counterparts, continuing a trend seen in the previous fiscal year. Consequently, the Mega Cap 300 Growth Index Fund had the highest sixmonth return among the three Vanguard funds. As noted earlier, results for the Mega Cap 300 Index Fund, which combines the two styles, fell between those of the growth fund and the Mega Cap 300 Value Index Fund.

IT and energy companies were strong contributors
Despite their different mandates, the three funds generally saw similar results on a sector level, although the impact depended on each sector’s weighting within a portfolio. Across the megacap spectrum, energy and information technology stocks had some of the best returns. As investors gained confidence from rising computerrelated sales and prospects for continued growth, the IT sector—the largest in both the Mega Cap 300 and Mega Cap 300 Growth Index Funds—was the leading contributor to those funds’ returns, with a gain of more than 30%.

Expense Ratios
Your Fund Compared With Its Peer Group
	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap 300 Index Fund	0.11%	0.13%	1.26%
Mega Cap 300 Growth Index Fund	0.11	0.13	1.37
Mega Cap 300 Value Index Fund	0.11	0.13	1.27

The fund expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were: for the Mega Cap 300 Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Mega Cap 300 Index Fund, Large-Cap Core Funds; for the Mega Cap 300 Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap 300 Value Index Fund, Large-Cap Value Funds.

4

In the Mega Cap 300 Value Index Fund, the energy sector was the leading contributor, as rising demand and prices—along with the resolution of the Gulf oil spill—boosted the stocks of the large oil companies. Energy stocks rose roughly 50% or more in each fund, the largest gain for any sector.

Financial companies, which make up the second-largest sector among the roughly 300 mega-cap stocks, were also prominent contributors during the half-year. These stocks climbed approximately 25% as rising longer-term interest rates, improving prospects for business lending, and growing consumer loan demand boosted the performance of many large financial institutions, including investment banks and diversified financial services companies.

Looking beyond the short term is always a prudent approach
The past six months have brought generous returns. Although this is gratifying, we always like to remind our clients that short-term trends, whether good or bad, are transient. As I write this letter, dramatic events have been unfolding in the Middle East and North Africa, and the ramifications of the tragedy in Japan are unclear.

The direction of the markets is unpredictable, so it’s always prudent to focus on the longer term. We encourage investors to view stocks as an investment for a time horizon of five years or more, and to hold them as part of a broadly diversified portfolio that also includes bonds and short-term reserves. Such a balanced approach can help buffer the stock market’s downward swings while allowing you to participate in its long-term potential for growth.

Vanguard’s Mega Cap 300 Index Funds can play a key role in your long-term investment plan by providing low-cost, tax-efficient exposure to the stock market’s largest companies, whether you choose to invest across the segment or specifically in its growth or value portions.

As always, thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2011

5

Your Fund’s Performance at a Glance
August 31, 2010 , Through February 28, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap 300 Index Fund
Institutional Shares	$71.03	$89.39	$0.891	$0.000
ETF Shares	36.03	45.35	0.448	0.000
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	$76.74	$97.63	$0.703	$0.000
ETF Shares	38.78	49.34	0.352	0.000
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	$65.97	$82.21	$1.013	$0.000
ETF Shares	33.26	41.46	0.508	0.000

6

Mega Cap 300 Index Fund

Fund Profile
As of February 28, 2011

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMCTX	MGC
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	1.80%	1.78%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund	300 Index	Index
Number of Stocks	304	305	3,845
Median Market Cap	$63.5B	$63.5B	$31.4B
Price/Earnings Ratio	16.3x	16.3x	17.9x
Price/Book Ratio	2.3x	2.3x	2.3x
Return on Equity	21.4%	21.2%	19.2%
Earnings Growth Rate	5.5%	5.6%	5.4%
Dividend Yield	1.9%	1.9%	1.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	10%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund 300 Index		Index
Consumer
Discretionary	9.8%	9.9%	11.8%
Consumer Staples	10.7	10.7	9.1
Energy	13.6	13.6	11.6
Financials	15.4	15.4	16.6
Health Care	11.1	11.1	10.5
Industrials	10.7	10.7	11.4
Information
Technology	19.5	19.5	18.9
Materials	3.2	3.2	4.5
Telecommunication
Services	3.2	3.2	2.5
Utilities	2.8	2.7	3.1

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Large Cap	Market
	300 Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.0%
Apple Inc.	Computer
	Hardware	3.0
General Electric Co.	Industrial
	Conglomerates	2.1
Chevron Corp.	Integrated Oil &
	Gas	1.9
Microsoft Corp.	Systems Software	1.9
International Business	IT Consulting &
Machines Corp.	Other Services	1.9
JPMorgan Chase & Co.	Diversified Financial
	Services	1.7
Procter & Gamble Co.	Household
	Products	1.6
Johnson & Johnson	Pharmaceuticals	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Top Ten		21.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

7

Mega Cap 300 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	2/22/2008	13.84%	-0.41%
ETF Shares	12/17/2007
Market Price		13.83	-2.47
Net Asset Value		13.81	-2.47

See Financial Highlights for dividend and capital gains information.

8

Mega Cap 300 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (9.8%)
	McDonald’s Corp.	45,519	3,445
	Walt Disney Co.	77,664	3,397
	Home Depot Inc.	71,864	2,693
*	Amazon.com Inc.	15,420	2,672
	Comcast Corp. Class A	82,575	2,127
*	Ford Motor Co.	131,473	1,979
	Time Warner Inc.	48,072	1,836
*	DIRECTV Class A	35,801	1,646
	Lowe’s Cos. Inc.	60,008	1,570
	News Corp. Class A	87,681	1,523
	Target Corp.	28,878	1,517
	NIKE Inc. Class B	15,916	1,417
	Johnson Controls Inc.	28,793	1,175
	Time Warner Cable Inc.	15,165	1,095
	Viacom Inc. Class B	23,792	1,063
	Starbucks Corp.	31,630	1,043
	Yum! Brands Inc.	19,938	1,003
*	priceline.com Inc.	2,074	941
	Comcast Corp.
	Class A Special Shares	37,057	901
	TJX Cos. Inc.	16,996	848
	Carnival Corp.	19,616	837
*	General Motors Co.	22,414	752
	Coach Inc.	12,679	696
*	Las Vegas Sands Corp.	14,702	686
*	Kohl’s Corp.	12,465	672
	Staples Inc.	31,203	665
	Omnicom Group Inc.	12,913	657
	CBS Corp. Class B	26,933	643
*	Bed Bath & Beyond Inc.	11,267	542
	Stanley Black & Decker Inc.	6,746	512
	McGraw-Hill Cos. Inc.	13,223	511
	Marriott International Inc.
	Class A	12,441	488
	Best Buy Co. Inc.	14,521	468
	Gap Inc.	19,462	438
	Macy’s Inc.	18,093	432

			Market
			Value
		Shares	($000)
	Wynn Resorts Ltd.	3,390	417
	VF Corp.	3,704	354
	JC Penney Co. Inc.	9,090	318
*	AutoZone Inc.	1,210	312
*	Discovery
	Communications Inc.
	Class A	5,837	252
*	Discovery
	Communications Inc.	5,992	228
*	DISH Network Corp. Class A	8,903	207
	News Corp. Class B	9,163	169
^,*	Sears Holdings Corp.	1,844	154
*	Dollar General Corp.	4,335	122
			45,423
Consumer Staples (10.7%)
	Procter & Gamble Co.	120,203	7,579
	Coca-Cola Co.	89,742	5,736
	Philip Morris
	International Inc.	77,913	4,891
	Wal-Mart Stores Inc.	84,127	4,373
	PepsiCo Inc.	68,078	4,317
	Kraft Foods Inc.	74,575	2,374
	Altria Group Inc.	89,104	2,261
	CVS Caremark Corp.	57,971	1,917
	Walgreen Co.	39,754	1,723
	Colgate-Palmolive Co.	20,817	1,635
	Costco Wholesale Corp.	18,796	1,406
	Kimberly-Clark Corp.	17,475	1,152
	Archer-Daniels-Midland Co.	27,454	1,021
	General Mills Inc.	27,418	1,018
	Sysco Corp.	25,209	701
	HJ Heinz Co.	13,622	684
	Kellogg Co.	11,294	605
	Kroger Co.	26,126	598
	Mead Johnson Nutrition Co.	8,718	522
	Reynolds American Inc.	14,987	514
	Avon Products Inc.	18,357	510
	Lorillard Inc.	6,442	495
	Sara Lee Corp.	26,861	460

9

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	Estee Lauder Cos. Inc.
	Class A	4,862	459
	ConAgra Foods Inc.	18,816	436
	Clorox Co.	5,892	399
	Safeway Inc.	16,324	356
	Hershey Co.	6,764	354
	Molson Coors Brewing Co.
	Class B	6,939	317
	Campbell Soup Co.	8,722	294
	Brown-Forman Corp.
	Class B	3,488	241
			49,348
Energy (13.6%)
	Exxon Mobil Corp.	216,538	18,521
	Chevron Corp.	86,419	8,966
	Schlumberger Ltd.	58,455	5,461
	ConocoPhillips	59,937	4,667
	Occidental Petroleum Corp.	34,895	3,558
	Apache Corp.	16,355	2,038
	Halliburton Co.	38,990	1,830
	Anadarko Petroleum Corp.	21,182	1,733
	Devon Energy Corp.	17,635	1,613
	Marathon Oil Corp.	30,382	1,507
	National Oilwell Varco Inc.	17,875	1,422
	Baker Hughes Inc.	18,467	1,312
	EOG Resources Inc.	10,864	1,220
	Hess Corp.	12,934	1,126
	Chesapeake Energy Corp.	28,015	998
*	Weatherford
	International Ltd.	31,668	766
	Williams Cos. Inc.	25,035	760
	Peabody Energy Corp.	11,529	755
	Spectra Energy Corp.	27,751	742
	Noble Energy Inc.	7,457	691
	Valero Energy Corp.	24,246	683
*	Southwestern Energy Co.	14,761	583
	Murphy Oil Corp.	7,798	574
	Noble Corp.	10,967	490
*	Ultra Petroleum Corp.	6,535	296
	Diamond Offshore
	Drilling Inc.	2,891	226
*	Kinder Morgan Inc.	4,100	125
			62,663
Financials (15.4%)
	JPMorgan Chase & Co.	167,868	7,838
	Wells Fargo & Co.	214,124	6,908
	Bank of America Corp.	433,078	6,189
*	Citigroup Inc.	1,247,477	5,838
	Goldman Sachs Group Inc.	20,974	3,435
*	Berkshire Hathaway Inc.
	Class B	37,881	3,306
	US Bancorp	81,969	2,273
	American Express Co.	46,279	2,016
	MetLife Inc.	40,044	1,896

		Market
		Value
	Shares	($000)
Morgan Stanley	58,470	1,735
Bank of New York
Mellon Corp.	53,268	1,619
PNC Financial Services
Group Inc.	22,430	1,384
Simon Property Group Inc.	12,500	1,375
Prudential Financial Inc.	20,757	1,366
Travelers Cos. Inc.	20,060	1,202
Aflac Inc.	20,094	1,183
Capital One Financial Corp.	19,518	971
State Street Corp.	21,466	960
ACE Ltd.	14,487	916
CME Group Inc.	2,854	888
Franklin Resources Inc.	6,763	850
Charles Schwab Corp.	43,386	823
BB&T Corp.	29,597	817
Chubb Corp.	13,094	795
BlackRock Inc.	3,776	770
T Rowe Price Group Inc.	10,988	736
Marsh &
McLennan Cos. Inc.	23,192	706
Public Storage	6,198	696
Allstate Corp.	21,829	694
Ameriprise Financial Inc.	10,760	681
AON Corp.	12,704	669
Equity Residential	12,099	667
Vornado Realty Trust	7,008	654
SunTrust Banks Inc.	21,356	644
Loews Corp.	14,282	618
Annaly Capital
Management Inc.	33,900	608
HCP Inc.	15,635	594
Fifth Third Bancorp	39,306	574
Boston Properties Inc.	5,939	570
Progressive Corp.	27,116	565
Weyerhaeuser Co.	22,958	560
Hartford Financial
Services Group Inc.	18,069	535
Invesco Ltd.	19,805	532
Northern Trust Corp.	9,339	482
Principal Financial Group Inc.	13,663	468
NYSE Euronext	11,188	414
M&T Bank Corp.	3,575	315
General Growth
Properties Inc.	18,500	294
Moody’s Corp.	8,512	272
TD Ameritrade Holding Corp.	9,583	209
		71,110
Health Care (11.1%)
Johnson & Johnson	117,767	7,236
Pfizer Inc.	343,792	6,615
Merck & Co. Inc.	132,300	4,309
Abbott Laboratories	66,059	3,177
* Amgen Inc.	40,572	2,083

10

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	UnitedHealth Group Inc.	47,233	2,011
	Bristol-Myers Squibb Co.	73,379	1,894
	Medtronic Inc.	46,282	1,848
	Eli Lilly & Co.	44,432	1,536
*	Gilead Sciences Inc.	34,863	1,359
	Baxter International Inc.	24,948	1,326
*	Express Scripts Inc.	21,466	1,207
*	WellPoint Inc.	17,083	1,135
*	Medco Health Solutions Inc.	18,224	1,123
	Covidien plc	21,453	1,104
*	Celgene Corp.	20,063	1,065
	Allergan Inc.	13,102	972
*	Thermo Fisher Scientific Inc.	17,397	971
	McKesson Corp.	10,867	861
*	Genzyme Corp.	10,923	824
	Stryker Corp.	12,698	803
	Becton Dickinson and Co.	9,912	793
*	Biogen Idec Inc.	10,303	705
*	St. Jude Medical Inc.	14,394	689
	Aetna Inc.	17,181	642
*	Agilent Technologies Inc.	14,919	628
	Cardinal Health Inc.	15,051	627
*	Intuitive Surgical Inc.	1,688	554
*	Zimmer Holdings Inc.	8,569	534
	CIGNA Corp.	11,859	499
*	Boston Scientific Corp.	64,848	464
*	Laboratory Corp. of
	America Holdings	4,407	397
*	Forest Laboratories Inc.	12,202	395
	Quest Diagnostics Inc.	6,945	394
	CR Bard Inc.	4,014	392
			51,172
Industrials (10.7%)
	General Electric Co.	457,199	9,565
	United Technologies Corp.	37,771	3,155
	Caterpillar Inc.	27,256	2,805
	3M Co.	28,964	2,671
	United Parcel Service Inc.
	Class B	31,301	2,310
	Boeing Co.	29,686	2,138
	Union Pacific Corp.	21,292	2,031
	Emerson Electric Co.	32,134	1,917
	Honeywell International Inc.	31,828	1,843
	Deere & Co.	18,167	1,638
	CSX Corp.	16,258	1,214
	Danaher Corp.	23,733	1,201
	FedEx Corp.	12,747	1,148
	General Dynamics Corp.	13,851	1,054
	Lockheed Martin Corp.	13,206	1,045
	Norfolk Southern Corp.	15,800	1,036
	Illinois Tool Works Inc.	18,339	992
	Tyco International Ltd.	21,297	966
	Precision Castparts Corp.	6,097	864
	Raytheon Co.	16,031	821

			Market
			Value
		Shares	($000)
	Cummins Inc.	8,038	813
	Northrop Grumman Corp.	11,954	797
	Eaton Corp.	6,831	757
	Waste Management Inc.	19,383	718
	PACCAR Inc.	14,045	704
	Ingersoll-Rand plc	13,808	626
	Parker Hannifin Corp.	6,890	614
	Fluor Corp.	7,659	542
	CH Robinson Worldwide Inc.	7,110	515
	Republic Services Inc.
	Class A	16,362	485
	Expeditors International of
	Washington Inc.	9,095	435
	Rockwell Collins Inc.	6,738	434
	ITT Corp.	7,459	432
	L-3 Communications
	Holdings Inc.	4,890	388
*	Delta Air Lines Inc.	33,726	379
	Southwest Airlines Co.	31,868	377
			49,430
Information Technology (19.5%)
*	Apple Inc.	39,392	13,914
	Microsoft Corp.	330,653	8,789
	International Business
	Machines Corp.	53,349	8,636
*	Google Inc. Class A	10,668	6,544
	Oracle Corp.	172,701	5,682
	Intel Corp.	239,532	5,143
*	Cisco Systems Inc.	238,018	4,418
	Hewlett-Packard Co.	97,381	4,249
	QUALCOMM Inc.	69,469	4,139
*	EMC Corp.	87,858	2,391
	Texas Instruments Inc.	50,420	1,795
*	eBay Inc.	50,497	1,692
	Visa Inc. Class A	21,253	1,553
	Corning Inc.	66,798	1,540
	Accenture plc Class A	27,215	1,401
*	Dell Inc.	74,827	1,185
	Mastercard Inc. Class A	4,736	1,139
	Automatic Data
	Processing Inc.	21,062	1,053
*	Cognizant Technology
	Solutions Corp. Class A	12,830	986
*	Juniper Networks Inc.	22,206	977
	Applied Materials Inc.	57,437	944
*	Yahoo! Inc.	53,176	872
	Broadcom Corp. Class A	19,171	790
*	NetApp Inc.	15,234	787
*	Adobe Systems Inc.	22,421	774
	Tyco Electronics Ltd.	19,104	689
*	Intuit Inc.	12,790	672
*	Salesforce.com Inc.	4,939	653
	Xerox Corp.	59,156	636
	Western Union Co.	28,251	621

11

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
*	Symantec Corp.	33,748	608
*	Citrix Systems Inc.	7,991	561
*	NVIDIA Corp.	24,550	556
*	Motorola Solutions Inc.	13,540	523
	Analog Devices Inc.	12,764	509
	Paychex Inc.	13,868	466
	CA Inc.	17,615	436
*	Marvell Technology
	Group Ltd.	23,607	432
	Fidelity National Information
	Services Inc.	10,917	354
^,*	First Solar Inc.	2,377	350
	Activision Blizzard Inc.	23,565	262
*	VMware Inc. Class A	3,062	256
			89,977
Materials (3.2%)
	EI du Pont de
	Nemours & Co.	39,202	2,151
	Freeport-McMoRan
	Copper & Gold Inc.	40,257	2,132
	Dow Chemical Co.	49,633	1,844
	Monsanto Co.	23,149	1,664
	Praxair Inc.	13,042	1,296
	Newmont Mining Corp.	21,078	1,165
	Air Products &
	Chemicals Inc.	9,109	838
	Alcoa Inc.	43,640	735
	Nucor Corp.	13,500	648
	PPG Industries Inc.	7,079	626
	Mosaic Co.	6,621	568
	International Paper Co.	17,787	494
	Ecolab Inc.	9,999	486
	Sherwin-Williams Co.	3,964	326
			14,973
Telecommunication Services (3.2%)
	AT&T Inc.	253,789	7,203
	Verizon
	Communications Inc.	120,886	4,463
*	American Tower Corp.
	Class A	17,138	925
*	Sprint Nextel Corp.	126,148	551
	CenturyLink Inc.	12,915	532
*	Crown Castle
	International Corp.	12,443	524
	Qwest Communications
	International Inc.	66,976	457
			14,655

		Market
		Value
	Shares	($000)
Utilities (2.8%)
Southern Co.	35,543	1,355
Exelon Corp.	28,288	1,181
Dominion Resources Inc.	25,243	1,152
Duke Energy Corp.	56,442	1,015
NextEra Energy Inc.	16,890	937
PG&E Corp.	16,713	770
American Electric
Power Co. Inc.	20,543	735
Public Service Enterprise
Group Inc.	21,624	707
FirstEnergy Corp.	17,936	687
Consolidated Edison Inc.	12,477	624
Progress Energy Inc.	12,541	573
Entergy Corp.	7,994	569
Sempra Energy	10,093	537
PPL Corp.	20,675	526
Edison International	13,231	491
Xcel Energy Inc.	19,694	471
* AES Corp.	28,856	357
		12,687
Total Common Stocks
(Cost $408,019)		461,438
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.213%
(Cost $559)	559,301	559
Total Investments (100.1%)
(Cost $408,578)		461,997
Other Assets and Liabilities (-0.1%)
Other Assets		2,776
Liabilities[2]		(3,139)
		(363)
Net Assets (100%)		461,634

12

Mega Cap 300 Index Fund

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	430,533
Undistributed Net Investment Income	1,226
Accumulated Net Realized Losses	(23,544)
Unrealized Appreciation (Depreciation)	53,419
Net Assets	461,634

Institutional Shares—Net Assets
Applicable to 1,765,392 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	157,808
Net Asset Value Per Share—
Institutional Shares	$89.39

ETF Shares—Net Assets
Applicable to 6,700,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	303,826
Net Asset Value Per Share—
ETF Shares	$45.35

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $384,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $406,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Mega Cap 300 Index Fund

Statement of Operations

Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	3,962
Security Lending	5
Total Income	3,967
Expenses
The Vanguard Group—Note B
Investment Advisory Services	26
Management and Administrative—Institutional Shares	40
Management and Administrative—ETF Shares	95
Marketing and Distribution—Institutional Shares	12
Marketing and Distribution—ETF Shares	40
Custodian Fees	10
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	7
Total Expenses	230
Net Investment Income	3,737
Realized Net Gain (Loss) on Investment Securities Sold	449
Change in Unrealized Appreciation (Depreciation) of Investment Securities	83,184
Net Increase (Decrease) in Net Assets Resulting from Operations	87,370

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap 300 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,737	7,178
Realized Net Gain (Loss)	449	4,896
Change in Unrealized Appreciation (Depreciation)	83,184	(3,219)
Net Increase (Decrease) in Net Assets Resulting from Operations	87,370	8,855
Distributions
Net Investment Income
Institutional Shares	(1,152)	(2,266)
ETF Shares	(2,778)	(4,660)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(3,930)	(6,926)
Capital Share Transactions
Institutional Shares	41,064	(13,221)
ETF Shares	18,538	28,699
Net Increase (Decrease) from Capital Share Transactions	59,602	15,478
Total Increase (Decrease)	143,042	17,407
Net Assets
Beginning of Period	318,592	301,185
End of Period[1]	461,634	318,592
1 Net Assets—End of Period includes undistributed net investment income of $1,226,000 and $1,419,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap 300 Index Fund

Financial Highlights

Institutional Shares
	Six Months			Feb. 22,
	Ended	Year Ended		2008[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$71.03	$69.95	$87.14	$91.07
Investment Operations
Net Investment Income	.812	1.657	1.681[2]	.685
Net Realized and Unrealized Gain (Loss) on Investments	18.439	1.033	(17.409)	(4.028)
Total from Investment Operations	19.251	2.690	(15.728)	(3.343)
Distributions
Dividends from Net Investment Income	(.891)	(1.610)	(1.462)	(.587)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.891)	(1.610)	(1.462)	(.587)
Net Asset Value, End of Period	$89.39	$71.03	$69.95	$87.14

Total Return	27.26%	3.74%	-17.84%	-3.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$158	$92	$102	$53
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.01%	2.24%	2.59%	2.14%[3]
Portfolio Turnover Rate[4]	10%	7%	10%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap 300 Index Fund

Financial Highlights

	Six Months			Dec. 17,
	Ended	Year Ended		2007[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$36.03	$35.49	$44.21	$49.24
Investment Operations
Net Investment Income	.408	.834	.822[2]	.441
Net Realized and Unrealized Gain (Loss) on Investments	9.360	.517	(8.808)	(5.179)
Total from Investment Operations	9.768	1.351	(7.986)	(4.738)
Distributions
Dividends from Net Investment Income	(.448)	(.811)	(.734)	(.292)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.448)	(.811)	(.734)	(.292)
Net Asset Value, End of Period	$45.35	$36.03	$35.49	$44.21

Total Return	27.25%	3.71%	-17.85%	-9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$304	$227	$199	$88
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	1.99%	2.22%	2.57%	2.09%[3]
Portfolio Turnover Rate[4]	10%	7%	10%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap 300 Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

18

Mega Cap 300 Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $71,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 28, 2011, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $3,460,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $14,505,000 to offset future net capital gains of $948,000 through August 31, 2017, and $13,557,000 through August 31, 2018. In addition, the fund realized losses of $6,014,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $408,578,000. Net unrealized appreciation of investment securities for tax purposes was $53,419,000, consisting of unrealized gains of $64,693,000 on securities that had risen in value since their purchase and $11,274,000 in unrealized losses on securities that had fallen in value since their purchase.

19

Mega Cap 300 Index Fund

E. During the six months ended February 28, 2011, the fund purchased $93,888,000 of investment securities and sold $34,848,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	46,112	532	5,107	68
Issued in Lieu of Cash Distributions	1,152	14	2,266	30
Redeemed	(6,200)	(70)	(20,594)	(273)
Net Increase (Decrease)—Institutional Shares	41,064	476	(13,221)	(175)
ETF Shares
Issued	34,156	800	80,172	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(15,618)	(400)	(51,473)	(1,400)
Net Increase (Decrease)—ETF Shares	18,538	400	28,699	700

G. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Mega Cap 300 Growth Index Fund

Fund Profile
As of February 28, 2011

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMGAX	MGK
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	1.18%	1.16%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	188	187	3,845
Median Market Cap	$45.5B	$45.5B	$31.4B
Price/Earnings Ratio	18.2x	18.2x	17.9x
Price/Book Ratio	3.6x	3.6x	2.3x
Return on Equity	25.9%	25.5%	19.2%
Earnings Growth Rate	13.2%	13.2%	5.4%
Dividend Yield	1.3%	1.3%	1.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	26%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	14.4%	14.5%	11.8%
Consumer Staples	12.9	13.0	9.1
Energy	7.6	7.5	11.6
Financials	6.5	6.4	16.6
Health Care	9.7	9.7	10.5
Industrials	9.9	9.9	11.4
Information
Technology	34.0	34.0	18.9
Materials	4.2	4.2	4.5
Telecommunication
Services	0.6	0.6	2.5
Utilities	0.2	0.2	3.1

Volatility Measures
	MSCI US	DJ
	Large Cap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	6.1%
Microsoft Corp.	Systems Software	3.9
International Business	IT Consulting &
Machines Corp.	Other Services	3.8
Google Inc. Class A	Internet Software &
	Services	2.9
Oracle Corp.	Systems Software	2.5
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	2.4
Philip Morris	Tobacco
International Inc.		2.2
Cisco Systems Inc.	Communications
	Equipment	1.9
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	1.9
PepsiCo Inc.	Soft Drinks	1.9
Top Ten		29.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

21

Mega Cap 300 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/3/2008	14.69%	2.03%
ETF Shares	12/17/2007
Market Price		14.68	0.12
Net Asset Value		14.67	0.11

See Financial Highlights for dividend and capital gains information.

22

Mega Cap 300 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (14.4%)
	McDonald’s Corp.	111,131	8,410
*	Amazon.com Inc.	37,766	6,544
*	Ford Motor Co.	321,994	4,846
*	DIRECTV Class A	87,722	4,033
	Lowe’s Cos. Inc.	145,171	3,799
	Target Corp.	70,745	3,718
	NIKE Inc. Class B	38,900	3,463
	News Corp. Class A	190,266	3,305
	Walt Disney Co.	66,629	2,914
	Johnson Controls Inc.	70,969	2,896
	Time Warner Cable Inc.	37,436	2,702
	Starbucks Corp.	77,990	2,572
	Yum! Brands Inc.	49,312	2,482
*	priceline.com Inc.	5,164	2,344
	TJX Cos. Inc.	41,641	2,077
	Carnival Corp.	48,128	2,054
	Coach Inc.	31,136	1,710
*	Las Vegas Sands Corp.	35,999	1,679
*	Kohl’s Corp.	30,791	1,659
	Staples Inc.	76,431	1,628
	Omnicom Group Inc.	31,581	1,608
	CBS Corp. Class B	66,417	1,585
*	Bed Bath & Beyond Inc.	27,607	1,329
	McGraw-Hill Cos. Inc.	32,376	1,252
	Marriott International Inc.
	Class A	30,665	1,202
	Best Buy Co. Inc.	35,582	1,147
	Wynn Resorts Ltd.	8,479	1,042
	Gap Inc.	45,586	1,027
	Comcast Corp.
	Class A Special Shares	38,243	930
	Viacom Inc. Class B	20,421	912
	News Corp. Class B	48,151	886
*	AutoZone Inc.	2,817	727
*	Discovery
	Communications Inc.
	Class A	14,304	617

			Market
			Value
		Shares	($000)
*	Discovery
	Communications Inc.	14,889	567
*	Dollar General Corp.	10,736	303
*	DISH Network Corp. Class A	7,752	180
*,^	Sears Holdings Corp.	1,630	136
			80,285
Consumer Staples (12.9%)
	Philip Morris
	International Inc.	190,854	11,982
	Wal-Mart Stores Inc.	206,132	10,715
	PepsiCo Inc.	166,781	10,577
	Coca-Cola Co.	142,868	9,132
	Walgreen Co.	97,415	4,222
	Colgate-Palmolive Co.	50,902	3,997
	Costco Wholesale Corp.	45,479	3,401
	Kimberly-Clark Corp.	42,890	2,826
	General Mills Inc.	67,309	2,500
	Sysco Corp.	61,577	1,711
	Kroger Co.	63,821	1,462
	Kellogg Co.	27,116	1,452
	Mead Johnson Nutrition Co.	21,529	1,289
	Avon Products Inc.	45,165	1,256
	Estee Lauder Cos. Inc.
	Class A	11,922	1,126
	Clorox Co.	14,675	994
	Hershey Co.	16,672	872
	HJ Heinz Co.	16,878	848
	Campbell Soup Co.	13,818	465
	Sara Lee Corp.	23,016	394
	Brown-Forman Corp.
	Class B	5,530	382
			71,603
Energy (7.6%)
	Schlumberger Ltd.	143,507	13,406
	Halliburton Co.	95,715	4,493
	Anadarko Petroleum Corp.	52,126	4,265
	Baker Hughes Inc.	45,386	3,225
	EOG Resources Inc.	26,732	3,002
	Hess Corp.	31,931	2,779

23

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
*	Weatherford
	International Ltd.	78,024	1,887
	Peabody Energy Corp.	28,376	1,858
	National Oilwell Varco Inc.	22,081	1,757
*	Southwestern Energy Co.	36,494	1,441
	Murphy Oil Corp.	19,232	1,414
*	Ultra Petroleum Corp.	15,949	723
	Noble Energy Inc.	6,421	595
	Diamond Offshore
	Drilling Inc.	7,308	572
	Noble Corp.	9,369	419
*	Kinder Morgan Inc.	9,953	304
			42,140
Financials (6.5%)
*	Citigroup Inc.	1,527,748	7,150
	American Express Co.	113,951	4,965
*	Berkshire Hathaway Inc.
	Class B	32,465	2,833
	State Street Corp.	52,831	2,363
	Simon Property Group Inc.	20,038	2,205
	CME Group Inc.	7,047	2,194
	Franklin Resources Inc.	16,540	2,078
	Charles Schwab Corp.	106,877	2,027
	T Rowe Price Group Inc.	26,986	1,807
	Public Storage	15,236	1,710
	Aflac Inc.	24,797	1,460
	Northern Trust Corp.	22,825	1,177
	SunTrust Banks Inc.	26,122	788
	Moody’s Corp.	20,879	666
	Ameriprise Financial Inc.	9,223	584
	Equity Residential	10,414	574
	TD Ameritrade Holding Corp.	24,040	524
	Boston Properties Inc.	5,129	492
	Progressive Corp.	23,173	483
			36,080
Health Care (9.7%)
	Abbott Laboratories	162,587	7,820
	Medtronic Inc.	113,642	4,537
*	Gilead Sciences Inc.	85,417	3,330
*	Amgen Inc.	64,601	3,316
	Baxter International Inc.	61,222	3,254
*	Express Scripts Inc.	52,593	2,957
*	Medco Health Solutions Inc.	44,646	2,752
*	Celgene Corp.	49,528	2,630
	Allergan Inc.	32,361	2,400
*	Thermo Fisher Scientific Inc.	41,815	2,334
	McKesson Corp.	26,624	2,111
*	Genzyme Corp.	27,238	2,055
	Stryker Corp.	31,343	1,983
	Becton Dickinson and Co.	24,290	1,943
*	Biogen Idec Inc.	25,329	1,732
*	St. Jude Medical Inc.	36,059	1,726
*	Agilent Technologies Inc.	36,471	1,535
*	Intuitive Surgical Inc.	4,119	1,351

			Market
			Value
		Shares	($000)
*	Zimmer Holdings Inc.	21,025	1,311
*	Laboratory Corp. of
	America Holdings	10,778	971
	Quest Diagnostics Inc.	17,013	965
	CR Bard Inc.	9,819	960
			53,973
Industrials (9.9%)
	Caterpillar Inc.	66,755	6,871
	United Parcel Service Inc.
	Class B	76,664	5,658
	Union Pacific Corp.	51,873	4,949
	Emerson Electric Co.	79,165	4,723
	Deere & Co.	44,606	4,021
	Boeing Co.	47,644	3,431
	Danaher Corp.	58,496	2,960
	FedEx Corp.	31,456	2,832
	Norfolk Southern Corp.	38,224	2,507
	Precision Castparts Corp.	15,009	2,127
	Cummins Inc.	19,795	2,002
	PACCAR Inc.	34,541	1,732
	Honeywell International Inc.	27,283	1,580
	Fluor Corp.	18,816	1,331
	CH Robinson Worldwide Inc.	17,471	1,265
	Republic Services Inc.
	Class A	40,437	1,197
	Expeditors International of
	Washington Inc.	22,229	1,063
	Rockwell Collins Inc.	16,471	1,061
	ITT Corp.	18,258	1,058
*	Delta Air Lines Inc.	82,695	929
	Ingersoll-Rand plc	17,049	772
	Parker Hannifin Corp.	8,430	752
	Southwest Airlines Co.	38,943	461
			55,282
Information Technology (34.0%)
*	Apple Inc.	96,534	34,097
	Microsoft Corp.	810,305	21,538
	International Business
	Machines Corp.	130,740	21,164
*	Google Inc. Class A	26,142	16,035
	Oracle Corp.	423,222	13,924
*	Cisco Systems Inc.	583,144	10,823
	QUALCOMM Inc.	170,140	10,137
*	EMC Corp.	216,706	5,897
	Hewlett-Packard Co.	119,291	5,205
	Texas Instruments Inc.	123,516	4,398
*	eBay Inc.	123,678	4,144
	Visa Inc. Class A	52,267	3,818
	Accenture plc Class A	66,755	3,437
	Mastercard Inc. Class A	11,596	2,789
*	Cognizant Technology
	Solutions Corp. Class A	31,918	2,454
*	Juniper Networks Inc.	55,028	2,421
	Broadcom Corp. Class A	48,007	1,979

24

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
*	NetApp Inc.	37,577	1,941
*	Adobe Systems Inc.	53,521	1,846
	Tyco Electronics Ltd.	46,788	1,686
*	Salesforce.com Inc.	12,437	1,645
*	Intuit Inc.	31,268	1,644
	Western Union Co.	69,193	1,522
*	Symantec Corp.	82,707	1,491
*	Dell Inc.	92,093	1,458
*	Yahoo! Inc.	84,686	1,389
*	Citrix Systems Inc.	19,761	1,386
	Automatic Data
	Processing Inc.	25,952	1,298
	Analog Devices Inc.	31,429	1,253
	CA Inc.	43,252	1,072
*	Marvell Technology
	Group Ltd.	57,880	1,058
*	NVIDIA Corp.	39,130	887
*,^	First Solar Inc.	5,834	860
*	VMware Inc. Class A	7,825	655
	Activision Blizzard Inc.	57,694	642
*	Motorola Solutions Inc.	11,577	447
	Paychex Inc.	11,906	400
			188,840
Materials (4.2%)
	Freeport-McMoRan
	Copper & Gold Inc.	99,054	5,245
	Monsanto Co.	56,602	4,069
	Praxair Inc.	32,242	3,204
	Newmont Mining Corp.	51,888	2,868
	Air Products &
	Chemicals Inc.	22,537	2,074
	Alcoa Inc.	107,492	1,811
	Mosaic Co.	16,415	1,409
	Ecolab Inc.	24,413	1,188
	Sherwin-Williams Co.	9,665	794
	Nucor Corp.	11,600	556
			23,218
Telecommunication Services (0.6%)
*	American Tower Corp.
	Class A	42,044	2,268
*	Crown Castle
	International Corp.	30,598	1,290
			3,558
Utilities (0.2%)
*	AES Corp.	70,796	876
Total Common Stocks
(Cost $455,765)			555,855

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.213%	795,301	795

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.200%, 3/11/11	100	100
Total Temporary Cash Investments
(Cost $895)		895
Total Investments (100.1%)
(Cost $456,660)		556,750
Other Assets and Liabilities (-0.1%)
Other Assets		3,268
Liabilities[3]		(3,948)
		(680)
Net Assets (100%)		556,070

25

Mega Cap 300 Growth Index Fund

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	499,138
Undistributed Net Investment Income	595
Accumulated Net Realized Losses	(43,751)
Unrealized Appreciation (Depreciation)
Investment Securities	100,090
Futures Contracts	(2)
Net Assets	556,070

Institutional Shares—Net Assets
Applicable to 1,248,692 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	121,910
Net Asset Value Per Share—
Institutional Shares	$97.63

ETF Shares—Net Assets
Applicable to 8,800,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	434,160
Net Asset Value Per Share—
ETF Shares	$49.34

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $744,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $795,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

26

Mega Cap 300 Growth Index Fund

Statement of Operations

Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	3,248
Security Lending	14
Total Income	3,262
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative—Institutional Shares	40
Management and Administrative—ETF Shares	143
Marketing and Distribution—Institutional Shares	8
Marketing and Distribution—ETF Shares	53
Custodian Fees	9
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	4
Total Expenses	290
Net Investment Income	2,972
Realized Net Gain (Loss)
Investment Securities Sold	(1,624)
Futures Contracts	(43)
Realized Net Gain (Loss)	(1,667)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	107,372
Futures Contracts	(2)
Change in Unrealized Appreciation (Depreciation)	107,370
Net Increase (Decrease) in Net Assets Resulting from Operations	108,675

See accompanying Notes, which are an integral part of the Financial Statements.

27

Mega Cap 300 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,972	5,462
Realized Net Gain (Loss)	(1,667)	52,781
Change in Unrealized Appreciation (Depreciation)	107,370	(28,108)
Net Increase (Decrease) in Net Assets Resulting from Operations	108,675	30,135
Distributions
Net Investment Income
Institutional Shares	(822)	(1,017)
ETF Shares	(2,712)	(4,676)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(3,534)	(5,693)
Capital Share Transactions
Institutional Shares	7,914	26,091
ETF Shares	66,555	(272,394)
Net Increase (Decrease) from Capital Share Transactions	74,469	(246,303)
Total Increase (Decrease)	179,610	(221,861)
Net Assets
Beginning of Period	376,460	598,321
End of Period[1]	556,070	376,460
1 Net Assets—End of Period includes undistributed net investment income of $595,000 and $1,157,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap 300 Growth Index Fund

Financial Highlights

Institutional Shares
	Six Months			Apr. 3,
	Ended	Year Ended		2008[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$76.74	$74.21	$91.10	$92.21
Investment Operations
Net Investment Income	.573	1.180	1.053	.343
Net Realized and Unrealized Gain (Loss) on Investments	21.020	2.465	(16.900)	(1.250)
Total from Investment Operations	21.593	3.645	(15.847)	(.907)
Distributions
Dividends from Net Investment Income	(.703)	(1.115)	(1.043)	(.203)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.703)	(1.115)	(1.043)	(.203)
Net Asset Value, End of Period	$97.63	$76.74	$74.21	$91.10

Total Return	28.24%	4.84%	-17.25%	-0.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$122	$90	$62	$97
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.29%	1.39%	1.59%	1.16%[2]
Portfolio Turnover Rate[3]	26%	21%	31%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap 300 Growth Index Fund

Financial Highlights

ETF Shares
	Six Months			Dec. 17,
	Ended	Year Ended		2007[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$38.78	$37.50	$46.04	$49.10
Investment Operations
Net Investment Income	.285	.586	.528	.237
Net Realized and Unrealized Gain (Loss) on Investments	10.627	1.248	(8.548)	(3.139)
Total from Investment Operations	10.912	1.834	(8.020)	(2.902)
Distributions
Dividends from Net Investment Income	(.352)	(.554)	(.520)	(.158)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.352)	(.554)	(.520)	(.158)
Net Asset Value, End of Period	$49.34	$38.78	$37.50	$46.04

Total Return	28.23%	4.82%	-17.28%	-5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$434	$287	$536	$161
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%[2]
Ratio of Net Investment Income to Average Net Assets	1.27%	1.37%	1.57%	1.11%[2]
Portfolio Turnover Rate[3]	26%	21%	31%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap 300 Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

31

Mega Cap 300 Growth Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $87,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of February 28, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	555,855	—	—
Temporary Cash Investments	795	100	—
Futures Contracts—Assets[1]	1	—	—
Total	556,651	100	—
1 Represents variation margin on the last day of the reporting period.

32

Mega Cap 300 Growth Index Fund

D. At February 28, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2011	3	199	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $3,775,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $33,005,000 to offset future net capital gains of $7,258,000 through August 31, 2017, and $25,747,000 through August 31, 2018. In addition, the fund realized losses of $5,267,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $456,660,000. Net unrealized appreciation of investment securities for tax purposes was $100,090,000, consisting of unrealized gains of $106,855,000 on securities that had risen in value since their purchase and $6,765,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2011, the fund purchased $162,132,000 of investment securities and sold $87,892,000 of investment securities, other than temporary cash investments.

33

Mega Cap 300 Growth Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	7,170	74	25,101	317
Issued in Lieu of Cash Distributions	822	9	1,017	13
Redeemed	(78)	(1)	(27)	—
Net Increase (Decrease)—Institutional Shares	7,914	82	26,091	330
ETF Shares
Issued	98,097	2,100	93,521	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(31,542)	(700)	(365,915)	(9,200)
Net Increase (Decrease)—ETF Shares	66,555	1,400	(272,394)	(6,900)

H. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

34

Mega Cap 300 Value Index Fund

Fund Profile
As of February 28, 2011

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMVLX	MGV
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	2.38%	2.36%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	154	154	3,845
Median Market Cap	$84.3B	$84.3B	$31.4B
Price/Earnings Ratio	14.8x	14.8x	17.9x
Price/Book Ratio	1.7x	1.8x	2.3x
Return on Equity	17.4%	17.4%	19.2%
Earnings Growth Rate	-1.7%	-1.6%	5.4%
Dividend Yield	2.5%	2.5%	1.6%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	27%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	5.4%	5.5%	11.8%
Consumer Staples	8.6	8.6	9.1
Energy	19.4	19.4	11.6
Financials	24.0	24.0	16.6
Health Care	12.4	12.4	10.5
Industrials	11.4	11.4	11.4
Information
Technology	5.6	5.6	18.9
Materials	2.4	2.3	4.5
Telecommunication
Services	5.6	5.6	2.5
Utilities	5.2	5.2	3.1

Volatility Measures
	MSCI US	DJ
	Large Cap	U.S. Total
	Value	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	7.9%
General Electric Co.	Industrial
	Conglomerates	4.1
Chevron Corp.	Integrated Oil &
	Gas	3.8
JPMorgan Chase & Co.	Diversified Financial
	Services	3.3
Procter & Gamble Co.	Household
	Products	3.2
Johnson & Johnson	Pharmaceuticals	3.1
AT&T Inc.	Integrated
	Telecommunication
	Services	3.1
Wells Fargo & Co.	Diversified Banks	2.9
Pfizer Inc.	Pharmaceuticals	2.8
Bank of America Corp.	Diversified Financial
	Services	2.6
Top Ten		36.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 15, 2010, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2011, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

35

Mega Cap 300 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 28, 2011

Average Annual Total Returns: Periods Ended December 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/5/2008	13.00%	-2.52%
ETF Shares	12/17/2007
Market Price		13.00	-5.02
Net Asset Value		12.98	-5.03

See Financial Highlights for dividend and capital gains information.

36

Mega Cap 300 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (5.4%)
	Home Depot Inc.	134,355	5,034
	Walt Disney Co.	94,339	4,126
	Time Warner Inc.	89,501	3,419
	Comcast Corp. Class A	105,893	2,728
	Comcast Corp. Class A
	Special Shares	90,457	2,200
*	General Motors Co.	42,173	1,414
	Viacom Inc. Class B	29,064	1,298
	Stanley Black & Decker Inc.	12,707	964
	Macy’s Inc.	33,919	811
	VF Corp.	6,995	669
	JC Penney Co. Inc.	17,106	598
*	DISH Network Corp. Class A	10,926	254
*,^	Sears Holdings Corp.	2,326	194
*,^	Garmin Ltd.	88	3
			23,712
Consumer Staples (8.6%)
	Procter & Gamble Co.	225,631	14,226
	Kraft Foods Inc.	140,916	4,487
	Altria Group Inc.	168,428	4,273
	Coca-Cola Co.	59,005	3,772
	CVS Caremark Corp.	109,617	3,624
	Archer-Daniels-Midland Co.	51,655	1,920
	Reynolds American Inc.	28,102	964
	Lorillard Inc.	12,168	934
	ConAgra Foods Inc.	35,329	818
	Safeway Inc.	30,612	668
	HJ Heinz Co.	12,928	649
	Molson Coors Brewing Co.
	Class B	13,021	595
	Sara Lee Corp.	32,052	549
	Campbell Soup Co.	5,752	194
	Brown-Forman Corp. Class B	2,264	157
			37,830
Energy (19.4%)
	Exxon Mobil Corp.	406,458	34,764
	Chevron Corp.	162,213	16,830

			Market
			Value
		Shares	($000)
	ConocoPhillips	112,440	8,756
	Occidental Petroleum Corp.	65,475	6,677
	Apache Corp.	30,793	3,837
	Devon Energy Corp.	33,076	3,025
	Marathon Oil Corp.	57,224	2,838
	Chesapeake Energy Corp.	52,564	1,872
	Williams Cos. Inc.	47,000	1,427
	Spectra Energy Corp.	52,086	1,393
	National Oilwell Varco Inc.	16,845	1,340
	Valero Energy Corp.	45,529	1,283
	Noble Energy Inc.	9,132	846
	Noble Corp.	13,349	597
			85,485
Financials (24.0%)
	JPMorgan Chase & Co.	315,102	14,712
	Wells Fargo & Co.	401,926	12,966
	Bank of America Corp.	812,921	11,617
	Goldman Sachs Group Inc.	39,184	6,418
*	Citigroup Inc.	1,171,782	5,484
	US Bancorp	154,755	4,291
*	Berkshire Hathaway Inc.
	Class B	46,244	4,036
	MetLife Inc.	75,419	3,572
	Morgan Stanley	109,765	3,258
	Bank of New York
	Mellon Corp.	100,051	3,041
	PNC Financial Services
	Group Inc.	42,383	2,615
	Prudential Financial Inc.	38,980	2,566
	Travelers Cos. Inc.	37,156	2,227
	Capital One Financial Corp.	36,832	1,833
	ACE Ltd.	27,358	1,730
	BB&T Corp.	55,921	1,543
	Chubb Corp.	24,606	1,493
	BlackRock Inc.	7,107	1,450
	Marsh &
	McLennan Cos. Inc.	43,612	1,328
	Allstate Corp.	41,099	1,306
	AON Corp.	23,833	1,255
	Vornado Realty Trust	13,253	1,237

37

Mega Cap 300 Value Index Fund

			Market
			Value
		Shares	($000)
	Loews Corp.	26,845	1,161
	Annaly Capital
	Management Inc.	63,709	1,142
	Aflac Inc.	18,982	1,117
	HCP Inc.	29,280	1,113
	Fifth Third Bancorp	73,632	1,075
	Weyerhaeuser Co.	42,991	1,049
	Hartford Financial Services
	Group Inc.	33,908	1,004
	Invesco Ltd.	37,117	996
	Simon Property Group Inc.	8,233	906
	Principal Financial Group Inc.	25,731	881
	Ameriprise Financial Inc.	13,113	830
	Equity Residential	14,811	816
	NYSE Euronext	20,997	777
	Boston Properties Inc.	7,342	704
	Progressive Corp.	33,064	689
	SunTrust Banks Inc.	20,055	605
	M&T Bank Corp.	6,687	589
	General Growth
	Properties Inc.	34,738	553
	Hudson City Bancorp Inc.	357	4
			105,989
Health Care (12.4%)
	Johnson & Johnson	221,364	13,600
	Pfizer Inc.	645,648	12,422
	Merck & Co. Inc.	248,162	8,083
	UnitedHealth Group Inc.	88,753	3,779
	Bristol-Myers Squibb Co.	137,748	3,555
	Eli Lilly & Co.	83,656	2,891
*	WellPoint Inc.	31,757	2,111
	Covidien plc	39,974	2,057
*	Amgen Inc.	26,706	1,371
	Aetna Inc.	32,290	1,206
	Cardinal Health Inc.	28,209	1,175
	CIGNA Corp.	21,917	922
*	Boston Scientific Corp.	121,750	872
*	Forest Laboratories Inc.	22,971	744
			54,788
Industrials (11.4%)
	General Electric Co.	858,830	17,967
	United Technologies Corp.	70,697	5,906
	3M Co.	54,786	5,053
	CSX Corp.	30,190	2,254
	Honeywell International Inc.	38,862	2,250
	General Dynamics Corp.	25,972	1,977
	Lockheed Martin Corp.	24,751	1,959
	Illinois Tool Works Inc.	34,050	1,842
	Tyco International Ltd.	39,490	1,790
	Raytheon Co.	29,415	1,506
	Northrop Grumman Corp.	22,467	1,498
	Eaton Corp.	12,888	1,428
	Boeing Co.	19,662	1,416
	Waste Management Inc.	36,457	1,351

			Market
			Value
		Shares	($000)
	L-3 Communications
	Holdings Inc.	9,176	728
	Ingersoll-Rand plc	12,957	587
	Parker Hannifin Corp.	6,466	577
	Southwest Airlines Co.	29,950	354
			50,443
Information Technology (5.6%)
	Intel Corp.	449,619	9,653
	Hewlett-Packard Co.	91,497	3,992
	Corning Inc.	125,979	2,905
	Applied Materials Inc.	107,879	1,772
	Xerox Corp.	111,820	1,202
*	Dell Inc.	70,298	1,113
	Automatic Data
	Processing Inc.	19,763	988
	Fidelity National Information
	Services Inc.	20,622	668
*	Motorola Solutions Inc.	16,707	646
*	Yahoo! Inc.	35,171	577
	Paychex Inc.	17,000	572
*	NVIDIA Corp.	16,189	367
			24,455
Materials (2.4%)
	EI du Pont de
	Nemours & Co.	73,642	4,041
	Dow Chemical Co.	93,562	3,477
	PPG Industries Inc.	13,248	1,171
	International Paper Co.	33,351	926
	Nucor Corp.	16,492	791
			10,406
Telecommunication Services (5.6%)
	AT&T Inc.	476,380	13,520
	Verizon
	Communications Inc.	227,700	8,407
*	Sprint Nextel Corp.	236,701	1,034
	CenturyLink Inc.	24,445	1,007
	Qwest Communications
	International Inc.	125,555	856
			24,824
Utilities (5.2%)
	Southern Co.	66,961	2,552
	Exelon Corp.	53,315	2,226
	Dominion Resources Inc.	46,837	2,137
	Duke Energy Corp.	106,769	1,921
	NextEra Energy Inc.	31,844	1,766
	PG&E Corp.	31,604	1,456
	American Electric
	Power Co. Inc.	38,715	1,385
	Public Service Enterprise
	Group Inc.	40,674	1,330
	FirstEnergy Corp.	33,595	1,287
	Consolidated Edison Inc.	23,433	1,171
	Progress Energy Inc.	23,614	1,079
	Entergy Corp.	14,599	1,040

38

Mega Cap 300 Value Index Fund

		Market
		Value
	Shares	($000)
PPL Corp.	38,777	986
Sempra Energy	18,403	980
Edison International	24,864	923
Xcel Energy Inc.	36,876	883
		23,122
Total Common Stocks
(Cost $384,729)		441,054
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund, 0.213%	447,101	447

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Freddie Mac
Discount Notes,
0.250%, 6/22/11	100	100
Total Temporary Cash Investments
(Cost $547)		547
Total Investments (100.1%)
(Cost $385,276)		441,601
Other Assets and Liabilities (-0.1%)
Other Assets		3,565
Liabilities[3]		(3,867)
		(302)
Net Assets (100%)		441,299

At February 28, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	417,927
Undistributed Net Investment Income	1,668
Accumulated Net Realized Losses	(34,625)
Unrealized Appreciation (Depreciation)
Investment Securities	56,325
Futures Contracts	4
Net Assets	441,299

Institutional Shares—Net Assets
Applicable to 1,283,149 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	105,491
Net Asset Value Per Share—
Institutional Shares	$82.21

ETF Shares—Net Assets
Applicable to 8,100,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	335,808
Net Asset Value Per Share—
ETF Shares	$41.46

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $178,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%,  respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $181,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Mega Cap 300 Value Index Fund

Statement of Operations

Six Months Ended
February 28, 2011
($000)
Investment Income
Income
Dividends	4,957
Interest	1
Security Lending	6
Total Income	4,964
Expenses
The Vanguard Group—Note B
Investment Advisory Services	26
Management and Administrative—Institutional Shares	24
Management and Administrative—ETF Shares	100
Marketing and Distribution—Institutional Shares	14
Marketing and Distribution—ETF Shares	41
Custodian Fees	13
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	4
Total Expenses	223
Net Investment Income	4,741
Realized Net Gain (Loss)
Investment Securities Sold	7,552
Futures Contracts	(39)
Realized Net Gain (Loss)	7,513
Change in Unrealized Appreciation (Depreciation)
Investment Securities	70,013
Futures Contracts	4
Change in Unrealized Appreciation (Depreciation)	70,017
Net Increase (Decrease) in Net Assets Resulting from Operations	82,271

See accompanying Notes, which are an integral part of the Financial Statements.

40

Mega Cap 300 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,741	8,090
Realized Net Gain (Loss)	7,513	779
Change in Unrealized Appreciation (Depreciation)	70,017	(5,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	82,271	3,341
Distributions
Net Investment Income
Institutional Shares	(1,183)	(2,101)
ETF Shares	(3,635)	(5,508)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(4,818)	(7,609)
Capital Share Transactions
Institutional Shares	10,577	6,114
ETF Shares	51,363	66,952
Net Increase (Decrease) from Capital Share Transactions	61,940	73,066
Total Increase (Decrease)	139,393	68,798
Net Assets
Beginning of Period	301,906	233,108
End of Period[1]	441,299	301,906
1 Net Assets—End of Period includes undistributed net investment income of $1,668,000 and $1,745,000.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Mega Cap 300 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months			Mar. 5,
	Ended	Year Ended		2008[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$65.97	$66.02	$83.69	$90.01
Investment Operations
Net Investment Income	.942	1.932	2.135	1.124[2]
Net Realized and Unrealized Gain (Loss) on Investments	16.311	(.075)	(17.658)	(6.444)
Total from Investment Operations	17.253	1.857	(15.523)	(5.320)
Distributions
Dividends from Net Investment Income	(1.013)	(1.907)	(2.147)	(1.000)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.013)	(1.907)	(2.147)	(1.000)
Net Asset Value, End of Period	$82.21	$65.97	$66.02	$83.69

Total Return	26.36%	2.69%	-18.29%	-5.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$105	$76	$70	$53
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.66%	2.88%	3.66%	3.19%[3]
Portfolio Turnover Rate[4]	27%	26%	31%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Mega Cap 300 Value Index Fund

Financial Highlights

ETF Shares
	Six Months			Dec. 17,
	Ended	Year Ended		2007[1] to
	February 28,	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.26	$33.29	$42.21	$49.38
Investment Operations
Net Investment Income	.472	.969	1.070	.886[2]
Net Realized and Unrealized Gain (Loss) on Investments	8.236	(.042)	(8.915)	(7.560)
Total from Investment Operations	8.708	.927	(7.845)	(6.674)
Distributions
Dividends from Net Investment Income	(.508)	(.957)	(1.075)	(.496)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.508)	(.957)	(1.075)	(.496)
Net Asset Value, End of Period	$41.46	$33.26	$33.29	$42.21

Total Return	26.36%	2.68%	-18.32%	-13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$336	$226	$163	$97
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.64%	2.86%	3.64%	3.14%[3]
Portfolio Turnover Rate[4]	27%	26%	31%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap 300 Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2010), and for the period ended February 28, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

44

Mega Cap 300 Value Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2011, the fund had contributed capital of $65,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of February 28, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	441,054	—	—
Temporary Cash Investments	447	100	—
Futures Contracts—Assets[1]	1	—	—
Total	441,502	100	—
1 Represents variation margin on the last day of the reporting period.

45

Mega Cap 300 Value Index Fund

D. At February 28, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2011	3	199	4

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2011, the fund realized $11,857,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2010, the fund had available capital loss carryforwards totaling $19,395,000 to offset future net capital gains of $851,000 through August 31, 2017, and $18,544,000 through August 31, 2018. In addition, the fund realized losses of $9,749,000 during the period from November 1, 2009, through August 31, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2011, the cost of investment securities for tax purposes was $385,276,000. Net unrealized appreciation of investment securities for tax purposes was $56,325,000, consisting of unrealized gains of $60,422,000 on securities that had risen in value since their purchase and $4,097,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2011, the fund purchased $157,988,000 of investment securities and sold $96,409,000 of investment securities, other than temporary cash investments.

46

Mega Cap 300 Value Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2011		August 31, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	14,625	189	14,527	210
Issued in Lieu of Cash Distributions	1,183	16	2,101	30
Redeemed	(5,231)	(70)	(10,514)	(152)
Net Increase (Decrease)—Institutional Shares	10,577	135	6,114	88
ETF Shares
Issued	100,476	2,600	111,531	3,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(49,113)	(1,300)	(44,579)	(1,300)
Net Increase (Decrease)—ETF Shares	51,363	1,300	66,952	1,900

H. In preparing the financial statements as of February 28, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

47

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

48

Six Months Ended February 28, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2010	2/28/2011	Period
Based on Actual Fund Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,272.56	$0.62
ETF Shares	1,000.00	1,272.46	0.73
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,282.38	$0.62
ETF Shares	1,000.00	1,282.26	0.74
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,263.58	$0.62
ETF Shares	1,000.00	1,263.64	0.73
Based on Hypothetical 5% Yearly Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,024.25	$0.55
ETF Shares	1,000.00	1,024.15	0.65
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.25	$0.55
ETF Shares	1,000.00	1,024.15	0.65
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,024.25	$0.55
ETF Shares	1,000.00	1,024.15	0.65

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap 300 Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.11% for Institutional Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

49

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

50

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

51

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

The funds or securities referred to herein are not
Fund Information > 800-662-7447	sponsored, endorsed, or promoted by MSCI, and MSCI
Direct Investor Account Services > 800-662-2739	bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. For any such funds or securities, the
Text Telephone for People	prospectus or the Statement of Additional Information
With Hearing Impairment > 800-749-7273	contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
This material may be used in conjunction	any related funds.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8282 042011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 15, 2011

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: April 15, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.